UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq. NGAM Distribution, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2011

CGM Advisor Targeted Equity Fund

Harris Associates Large Cap Value Fund

Natixis Diversified Income Fund

Natixis U.S. Multi-Cap Equity Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Westpeak ActiveBeta® Equity Fund

Management Discussion and Performance page 1

Portfolio of Investments page 39

Financial Statements page 87

CGM ADVISOR TARGETED EQUITY FUND

Management Discussion

Manager:

G. Kenneth Heebner, CFA

Capital Growth Management Limited Partnership

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy.

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Fund Inception:

November 27, 1968

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

Market Conditions

The year 2011 started strong, as investors grew more confident in a U.S. economic expansion. Midway through the period, investor optimism eroded as a host of factors stalled an economic recovery: elevated fuel prices, stubbornly high U.S. unemployment rates, further declines in U.S. home values, natural disasters, a Congressional showdown on the U.S. government debt ceiling, a U.S. debt rating downgrade and the lingering European sovereign debt crisis. Yet, as the period came to a close, positive data began to point towards a pickup in U.S. economic growth in the coming year.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of CGM Advisor Targeted Equity Fund returned -15.36% at net asset value. The fund underperformed its benchmark, the S&P 500 Index, which returned 2.11%, and the average fund in Morningstar’s Large Growth category, which returned -2.46%, for the same period.

Explanation of Fund Performance

The fund remained fully invested throughout 2011 in anticipation of significant global growth, particularly in the United States. Global economic trends, however, proved disappointing. U.S. economic growth rose slightly less than expected. Monetary restraint restricted business in India and China, while the European economy entered a recession with the application of fiscal restraint in a number of countries to support the euro. Global economic challenges caused many of the fund’s cyclical stocks (stocks whose profitability, and therefore share price, track the growth of the wider economy) to decline during the period, hurting the fund’s performance.

Detractors included Citigroup, Tata Motors and Halliburton. We believe that Citigroup, a leading global financial services company, has made strong progress in building its capital position and developing future earning power, particularly in emerging markets with significant growth potential. That said, Citigroup’s share price has been under pressure due to fears surrounding

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the European debt crisis – fears that we believe are unjustified given the company’s limited exposure to European economies. We continue to hold Citigroup. Tata Motors, India’s leading truck manufacturer, recently expanded its product line by acquiring Jaguar-Land Rover, a major producer of premium sedans and SUVs, from Ford Motor Company. Unfortunately, earnings growth at Tata Motors suffered because India tightened its monetary policy. A difficult introduction of a new car in India, the Nano, also hurt Tata’s earnings. Halliburton, a major oil service provider, was hurt by fears of overcapacity in the oil well-stimulation business. We sold both Tata Motors and Halliburton.

Although many of the economically sensitive stocks in the fund lost ground during the period, several holdings posted healthy gains. CBS Broadcasting, Macy’s and Google all climbed, reflecting positive earnings growth and prospects. CBS, a major television network with extensive operations in radio and TV broadcasting, made the largest positive contribution to return. Shares rose as a result of strong increases in advertising pricing throughout its operations. The stock also fared well as the company began selling programming rights to new consumption formats, such as Netflix. Macy’s, a leading U.S. chain of mid- to high-range department stores, witnessed significant market share gains. Macy’s, a new addition to the portfolio, benefited from successful merchandising, particularly from its ability to successfully tailor its product lines to local tastes. Google, the dominant Internet search engine company, continues to benefit from a strong advertising environment. The stock, a new addition to the portfolio as well, has been further supported by the tendency for advertisers to move from more traditional media to Internet advertising.

Outlook

As the year came to a close, the U.S. economy began to show indications of faster growth. We have positioned the fund to benefit from this trend, focusing, as always, on a smaller number of stocks that we believe offer significant price appreciation potential.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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CGM ADVISOR TARGETED EQUITY FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares

December 31, 2001 through December 31, 2011

Average Annual Total Returns — December 31, 2011

	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	-15.36%	0.56%	3.88%
With 5.75% Maximum Sales Charge	-20.24	-0.62	3.27

Class B (Inception 2/28/97)
NAV	-15.98	-0.18	3.11
With CDSC[1]	-20.18	-0.53	3.11

Class C (Inception 9/1/98)
NAV	-15.96	-0.16	3.11
With CDSC[1]	-16.80	-0.16	3.11

Class Y (Inception 6/30/99)
NAV	-15.16	0.82	4.23

Comparative Performance
S&P 500 Index[2]	2.11	-0.25	2.92
Morningstar Large Growth Fund Avg.[3]	-2.46	0.79	2.29

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	98.5
Short-Term Investments and Other	1.5
Ten Largest Holdings	% of Net Assets as of 12/31/11
CBS Corp., Class B	7.8
Macy’s, Inc.	6.7
Philip Morris International, Inc.	6.3
United Continental Holdings, Inc.	6.1
Prudential Financial, Inc.	6.0
PNC Financial Services Group, Inc.	5.9
MasterCard, Inc., Class A	5.7
Citigroup, Inc.	5.7
JPMorgan Chase & Co.	5.5
Google, Inc., Class A	5.3

Five Largest Industries	% of Net Assets as of 12/31/11
Multiline Retail	11.3
Diversified Financial Services	11.2
Insurance	9.0
Textiles, Apparel & Luxury Goods	8.0
Media	7.8

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.16%	1.16%
B	1.91	1.91
C	1.91	1.91
Y	0.91	0.91

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Management Discussion

Managers:

Edward S. Loeb, CFA

Michael J. Mangan, CFA

Diane L. Mustain, CFA

Harris Associates L.P.

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry.

Fund Inception:

May 6, 1931

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

Market Conditions

Global equity markets in 2011 were marked by heightened volatility, driven in large measure by natural disasters and political events in both domestic and international markets, as well as confusing economic signals. While markets have posted solid recoveries from their 2008-2009 lows, investors continue to try to minimize any perceived risk in their portfolios. Evidence of this imperative is seen in the sizable flows from equities to fixed income despite historically low yields and tight bond-market spreads.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Harris Associates Large Cap Value Fund returned -1.56% at net asset value. The fund underperformed its benchmark, the Russell 1000 Value Index, which returned 0.39%, and the -1.27% average return of funds in its peer group, Morningstar’s Large Blend category.

Explanation of Fund Performance

The fund started and finished the year with strongly positive quarters, but these periods could not overcome a third quarter dragged down in large part by the volatility created by Europe’s growing sovereign debt crisis, which spread gloom and uncertainty to the U.S. market as well.

On a sector basis, the fund benefited from its significant overweights in information technology (IT) and industrials. Stock selection in the IT sector was also the fund’s leading contributor to return relative to the Russell 1000 Value Index. The fund also benefited relative to the benchmark from its stock selection and underweight position in financials, even though the sector was weak for the period. Energy and consumer discretionary holdings detracted from return relative to the index, both due mostly to stock selection.

The leading contributors to fund returns for the year were all in the IT sector: MasterCard, Intel and Visa. MasterCard and Visa, both U.S.-based processors of debit- and credit-card transactions, benefited from a

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secular shift from paper to electronic payments. Intel, the world’s largest semiconductor maker and the largest holding in the fund at year-end, was the beneficiary of high gross margins and strong demand for its high-end server chips. All three companies remain top picks in the portfolio.

Among the largest detractors from fund returns for the year were Ultra Petroleum, Carnival and Applied Materials. Ultra Petroleum faced weak natural gas prices as more shale formations were developed. Energy prices and geopolitical issues created significant headwinds for Carnival, the world’s largest cruise-ship operator. Applied Materials was hurt by soft demand for semiconductor, LCD and solar equipment. While these companies did not perform well in 2011, each remains in the portfolio based on its longer-term prospects. Ultra Petroleum has high growth in production and cash flow from its world-class natural gas properties. Carnival is taking steps to make its operations more cost-efficient and we believe that Applied Materials is a dominant player in an industry that stands to benefit from economic recovery.

Outlook

Despite the many domestic and international challenges, we, as long-term, value-oriented investors, enter 2012 with a positive outlook for U.S. equities. The market was trading at around 12 times earnings as the new year began (compared to a historical average closer to 15), corporate profit margins are at record levels, and we believe corporate balance sheets are as healthy as they have been in more than four decades. That balance sheet strength has already benefited the fund in tangible ways in a risk-averse environment, as the vast majority of the companies we follow have increased dividends and/or repurchased stock in the past year. In our view, the biggest potential misstep we see for investors is being afraid of taking on reasonable portfolio risk by steering clear of the equity market.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

December 31, 2001 through December 31, 2011

Average Annual Total Returns — December 31, 20114

	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	-1.56%	-1.51%	2.03%
With 5.75% Maximum Sales Charge	-7.20	-2.68	1.43

Class B (Inception 9/13/93)
NAV	-2.34	-2.25	1.26
With CDSC[1]	-7.23	-2.64	1.26

Class C (Inception 5/1/95)
NAV	-2.28	-2.25	1.26
With CDSC[1]	-3.25	-2.25	1.26

Class Y (Inception 11/18/98)
NAV	-1.40	-1.20	2.40

Comparative Performance
Russell 1000 Value Index[2]	0.39	-2.64	3.89
Morningstar Large Blend Fund Avg.[3]	-1.27	-0.99	2.60

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	96.3
Short-Term Investments and Other	3.7

Ten Largest Holdings	% of Net Assets as of 12/31/11
Intel Corp.	6.7
Wells Fargo & Co.	4.8
MasterCard, Inc., Class A	3.8
Carnival Corp.	3.8
Visa, Inc., Class A	3.7
JPMorgan Chase & Co.	3.7
FedEx Corp.	3.7
Boeing Co. (The)	3.7
Comcast Corp., Special Class A	3.5
Illinois Tool Works, Inc.	3.3

Five Largest Industries	% of Net Assets as of 12/31/11
Semiconductors & Semiconductor Equipment	13.9
Hotels, Restaurants & Leisure	9.9
Media	8.0
IT Services	7.5
Diversified Financial Services	7.0

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.39%	1.30%
B	2.13	2.05
C	2.14	2.05
Y	1.14	1.05

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

3	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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NATIXIS DIVERSIFIED INCOME FUND

Management Discussion

Subadvisors:

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers.

Inception Date:

November 17, 2005

Symbols:

Class A	IIDPX
Class C	CIDPX

Market Conditions

Positive momentum carried the financial markets higher in the first months of 2011 before natural disasters in Japan, political unrest in the Middle East, Europe’s worsening debt crisis and weak economic data in the United States introduced uncertainty and volatility that turned investors risk averse for most of the year. However, a fourth quarter break to the upside in U.S. economic data, signs that Europe was committed to an orderly resolution of its debt problems and an improvement in growth prospects for emerging markets helped many riskier assets reverse course. Against this backdrop, income-oriented markets outperformed the equity markets for the year. Treasury Inflation Protected Securities (TIPS) and Treasury bonds led with double-digit gains, bolstered by modestly rising inflation and declining long-term interest rates, respectively. Real estate investment trusts (REITs) and high-yield bonds delivered solid returns as investors grew more confident about the economy in the year ahead.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Natixis Diversified Income Fund returned 7.21% at net asset value. The portfolio underperformed its primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84%. The portfolio’s secondary benchmark returned 10.28% for the period. This benchmark is a blended, unmanaged index composed of 40% Barclays Capital U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index and 15% Barclays Capital U.S. TIPS Index. The fund’s Morningstar peer group, the Conservative Allocation category, had an average return of 1.70% for the 12-month period.

Explanation of Fund Performance

Natixis Diversified Income Fund allows investors to participate in four income-oriented market segments, each featuring a different investment discipline. They are:

•	Active Dividend Equity Segment, an indexed portfolio of dividend-paying common stocks,

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based on the Dow Jones Select Dividend Index, and tracked by Active Investment Advisors (AIA), a division of NGAM Advisors, L.P.

•	AEW Diversified REIT Segment, composed of REITs. This segment is managed by AEW Capital Management, L.P. (“AEW”), a specialist in this income-producing equity field.

•	Loomis Sayles Inflation Protected Securities Segment, a portfolio of TIPS. The segment is managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

•	Loomis Sayles Multi-Sector Bond Segment, a portfolio composed of domestic and foreign bonds also managed by Loomis Sayles.

Active Dividend Equity Segment

This segment is designed to replicate the Dow Jones Select Dividend Index by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Market Index – a broad based index designed to represent the total market for U.S. equity securities.

The Dow Jones Select Dividend Index returned 12.42% for the 12-month period ended December 31, 2011. Utilities, consumer discretionary and consumer staples sectors contributed positively to the index while financials, industrials and telecommunications dragged it down. As of December 31, 2011, the largest sectors in the index were utilities (33%), industrials (16%) and consumer staples (15%). Although industrials and consumer staples each gained one percentage point in weight over the prior year, the order of the largest sectors remained the same.

During the year, BancorpSouth was deleted because it reduced its dividend payment. It was replaced by CMS Energy. Dayton Power and Light and Nicor were deleted because they were acquired. They were replaced by Lockheed Martin and Olin. Caterpillar and VF Corporation were deleted and replaced by Avista and Cinemark Holdings.

AEW Diversified REIT Segment

For the 12 months ended December 31, 2011 the U.S. REIT sector returned 8.69%, as measured by the MSCI REIT Index. Despite a volatile year for the U.S. stock market, REITs benefited from growing confidence among investors surrounding the prospects for global economic stability and the diminished expectations of a possible “double-dip” recession. Performance was also helped by positive flows into the U.S. REIT sector and improving commercial property fundamentals, as well as attractive yields. The fund’s REIT segment benefited from solid security selection, particularly among its holdings in the office, regional mall, storage, healthcare and apartment sectors. These gains were partially offset by weak stock selection in the industrial and hotel sectors. Among the strongest contributors were regional mall REIT Simon Property Group, storage company Public Storage and apartment REIT Equity Residential. Main detractors from performance were Host Hotels & Resorts, Starwood Hotels & Resorts Worldwide and ProLogis.

Loomis Sayles Inflation Protected Securities Segment

U.S. government debt was a top-performing sector in 2011, as strong demand helped push yields on U.S. Treasuries decisively lower across the curve. Volatility persisted for much of the year, stemming from concerns over the European sovereign debt crisis and

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the pace of U.S. economic growth. This prompted a flight to quality assets. Despite Standard & Poor’s downgrade of U.S. sovereign debt mid way through the year, investors flocked to Treasuries. Longer duration issues within the portfolio fared the best, with some issues generating total return of 20%+ for the calendar year. (Duration is a measure of interest-rate sensitivity.) However, shorter duration issues did not perform as well because the long end of the yield curve shifted more dramatically than the short end during the year. Real yields on the shorter tail of the TIPS curve have been pushed below zero, offering less room for further decline in rates going forward. Breakeven rates have remained attractive. A modest exposure to agency securities weighed slightly on performance, as the sector achieved positive returns, but trailed far behind the government sector. The overall effect was muted, as the allocation away from TIPS remains small.

Loomis Sayles Multi-Sector Bond Segment

The segment’s allocations to high-yield corporate bonds made the greatest contribution to performance in 2011, despite erratic returns during the year. Spreads widened amid increased volatility and decreased liquidity within the sector. Top-performing names came from the consumer cyclical and non-cyclical, communications and basic industry sectors. Investment-grade corporate credit posted positive total returns. The market for investment grade bonds faltered in the second and third quarters due to global growth concerns and the ongoing European sovereign debt crisis. Yet it finished the year on a strong note. A small allocation to municipal bonds also aided returns, as the sector proved to be a haven of relative safety and performance during 2011.

Convertible securities were a drag on returns as headline risks dominated the market, especially consumer cyclical, transportation and technology sectors. Exposure to foreign government debt and non-U.S. dollar bonds tended to weigh on performance as many commodity-linked countries came under pressure when global growth estimates were revised lower. Despite a debt downgrade, U.S. Treasuries were an investment of choice during 2011. The segment had no allocations to U.S. Treasuries and did not participate in the rally.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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NATIXIS DIVERSIFIED INCOME FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

November 17, 2005 (inception) through December 31, 2011

Average Annual Total Returns — December 31, 20116

	1 Year	5 Years	Since Inception[5]

Class A (Inception 11/17/05)
NAV	7.21%	3.92%	5.66%
With 4.50% Maximum Sales Charge	2.39	2.96	4.87

Class C (Inception 11/17/05)
NAV	6.33	3.14	4.86
With CDSC[1]	5.33	3.14	4.86

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[2]	7.84	6.50	6.21
Blended Index[3]	10.28	4.41	5.96
Morningstar Conservative Allocation Fund Avg.[4]	1.70	2.73	3.71

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

See Notes to Charts on Page 13.

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Fund Composition	% of Net Assets as of 12/31/11
Bonds and Notes	47.9
Common Stocks	45.0
Preferred Stocks	1.2
Short-Term Investments and Other	5.9

Largest Holdings	% of Net Assets as of 12/31/11
Equities
Simon Property Group, Inc.	2.7
Equity Residential	1.7
Public Storage	1.4
Boston Properties, Inc.	1.2
AvalonBay Communities, Inc.	1.2
Fixed-Income
Canada Housing Trust No. 1, 3.600%, 6/15/2013	1.7
U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032	1.5
U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015	1.2
Province of Ontario, Canada, 4.200%, 3/08/2018	1.1
UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1.1

Five Largest Industries	% of Net Assets as of 12/31/11
Treasuries	15.5
REITs - Apartments	4.0
REITs - Regional Malls	3.7
Multi Utilities	3.3
REITs - Healthcare	2.9

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.19%	1.19%
C	1.94	1.94

NOTES TO CHARTS

1	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays Capital U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays Capital U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

4	Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown were calculated from 11/30/05.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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NATIXIS U.S. MULTI-CAP EQUITY FUND

Management Discussion

Subadvisors:

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers.

Inception Date:

July 7, 1994

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

Effective June 1, 2011, Loomis, Sayles & Company, L.P. replaced BlackRock Investment Management, LLC as the manager of the large-cap segment of the fund.

Market Conditions

Positive momentum carried the financial markets higher in the first months of 2011 before natural disasters in Japan, political unrest in the Middle East, Europe’s worsening debt crisis and weak economic data in the United States introduced uncertainty and volatility that turned investors risk averse for most of the year. However, a fourth quarter break to the upside in U.S. economic data, signs that Europe was committed to an orderly resolution of its debt problems and an improvement in growth prospects for emerging markets helped many riskier assets reverse course. Against this backdrop, large, dividend-paying companies were the best performers, pushing the S&P 500 Index into modestly positive territory for the year. Mid- and small-cap stocks lagged large-caps and growth generally outperformed value.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Natixis U.S. Multi-Cap Equity Fund returned -2.79% at net asset value. For the same period, the S&P 500 Index returned 2.11%, the S&P MidCap 400 Index returned -1.73% and the Wilshire 4500 Index returned -4.10%. The portfolio also underperformed the average fund in its peer group, the Morningstar Large Growth category, which returned -2.46%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks and strategies:

•	Harris Associates L.P. segment invests primarily in common stocks of large- and mid-cap companies that they believe are trading at a substantial discount to their “true business value.”

•

Loomis, Sayles & Company, L.P. manages three segments. One invests in mid-cap growth stocks, one invests in large-cap growth stocks and one focuses on small/mid-cap core stocks. The large-cap growth segment was managed by BlackRock Investment Management, LLC (BlackRock) until May 31, 2011.

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Harris Associates Segment

The segment started and finished the year with positive quarters, but these periods could not overcome a third quarter dragged down in large part by the global volatility created by Europe’s sovereign debt crisis.

On a sector basis, the segment benefited from its overweights in information technology and industrials. Financials was the largest detractor from returns. Energy and consumer discretionary were also negative contributors.

Top contributors to returns were MasterCard, Intel and Visa. MasterCard and Visa are beneficiaries of a secular shift from paper to electronic payments. Intel, the world’s largest semiconductor maker, has been helped by high gross margins and strong demand for its high-end server chips.

The leading detractors from returns for the year were Ultra Petroleum, Carnival and Applied Materials. Ultra Petroleum faced weak natural gas prices as more shale formations are discovered and developed. Energy prices and geopolitical issues created significant headwinds for cruise-ship operator Carnival, while Applied Materials was hurt by soft demand for semiconductor, LCD and solar equipment. While these companies did not perform well in 2011, each remains in the portfolio based on longer-term prospects.

Loomis Sayles Mid Cap Growth Segment

Stock selection dragged down the Mid Cap Growth segment’s performance for the 12-month period. Materials stocks faced some stiff headwinds, particularly in the second half of the year, from a rising U.S. dollar, falling commodity prices and diminished expectations for global economic growth. This sector’s Rockwood Holdings, a specialty chemicals company, was among the weakest performers due to stagnating growth in its more cyclical end markets and high exposure to the slowing European economy. Rockwood was sold from the segment’s holdings during the period.

Technology stocks also lagged, as deteriorating macroeconomic conditions in the United States and Europe stifled spending by corporations and government entities. The portfolio’s holdings in communication equipment, software and services were notable drags on performance. Stock selection was also weak in financials, a sector that suffered for macroeconomic reasons rather than company-specific reasons. A position in SVB Financial, a bank holding company, detracted from performance due to slowing loan growth and net interest margin compression, a performance metric that measures the success of a company’s investment decisions relative to its debt position. SVB Financial was sold from the segment’s holdings before the period’s end.

The healthcare sector was among the greatest positive contributors to performance, primarily due to strong performance from two biotechnology stocks, Pharmasset and Alexion. Pharmasset agreed to be acquired by Gilead at a significant premium, while Alexion benefited from growing awareness of its blood disorder drug. In addition, several defensive stocks were strong contributors, specifically a holding in Dollar Tree. The discount retailer has consistently delivered strong earnings and revenue growth over the past several years.

The segment owned options (puts and calls) on several individual stocks and exchange-traded funds, primarily for hedging purposes but in some cases to express a directional view. The combined performance impact of these positions was negligible.

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Loomis Sayles Small/Mid Cap Core Segment

After a volatile year driven by macroeconomic trends, the segment posted slightly negative performance. For the asset class, the strongest-performing sectors included those less sensitive to the economy and those positioned to benefit from interest rates remaining low for an extended period of time. These sectors included the utilities, financial services and consumer staples sectors. More economically sensitive sectors, such as producer durables, energy and materials, lagged for the period. Overall, stock selection was the main factor in the segment’s performance.

In terms of individual stock selection, WellCare, a government-sponsored managed-care provider, was among the leading contributors to performance, reporting strong earnings throughout the year on favorable utilization trends and solid cost controls. A position in Sally Beauty, a beauty products distributor and retailer, was a top performer as the company experienced accelerating sales growth and higher margins resulting in a steady increase in earnings expectations throughout the year. American Water Works, a water utility, also was a leading holding, benefitting from solid earnings growth, favorable regulatory developments and an increase in its dividend.

Chief detractors during the year included McDermott, an engineering and construction company, which experienced operational issues resulting in reduced earnings forecasts. Given the weak outlook, the portfolio exited the position. A position in PHH, an outsource provider of mortgages and vehicle fleet services, sold off sharply late in the year on a debt rating downgrade by Standard & Poor’s; we reduced the portfolio’s position accordingly. Last, GeoEye, a provider of high-resolution satellite images to government and commercial clients, was among the weakest holdings. Several factors weighed on the stock, including concerns about government spending levels and a weaker-than-expected earnings forecast.

Loomis Sayles Growth Segment

During the seven months Loomis Sayles managed the segment, Visa, Google and Cisco were strong performers. Visa, a payments technology company, was among the segment’s top performers. Visa shares were up during the period after the government announced less onerous guidelines for future regulation of debit card transactions. Consumers’ continued shift to card-based payments also benefited the stock. Internet search engine provider Google also was a top contributor, advancing on better-than-expected sales and successful results from new products and revenue streams. Networking company Cisco also was a leading contributor to the segment’s performance. The company beat quarterly profit and sales estimates, as it began to reap the benefits of reining in operating expenses and focusing on its more profitable business lines.

On a sector basis, technology was one of the best performers for the period. However, several individual technology investments were significant detractors from segment performance. Specifically, software company Oracle was one of the largest individual detractors as the company reported lower-than-expected sales and profits. Investment manager SEI Investments has been investing heavily in a new global wealth platform, which has hurt margins and ultimately share prices. Shares of FactSet Research Systems, a provider of financial and economic information to the investment industry, were pressured as the company faced a deceleration in revenue due to cyclical weakness in its financial-related markets.

17  |

BlackRock Segment

During the five months that BlackRock managed this segment, financials and healthcare stocks delivered solid performance. In the financials sector, bond rating agency Moody’s was a standout, as the company reported better-than-expected results for the last quarter of 2010 and the first quarter of 2011.

Stock selection in the consumer discretionary, industrials and information technology sectors yielded some disappointing results. In the consumer discretionary sector, rising energy costs hurt General Motors, whose mix of products is currently weighted toward less fuel-efficient trucks and sports utility vehicles. Cree, a pioneer in energy efficient LED lighting, fell sharply in January after a disappointing earnings report. General Motors and Cree were sold.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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NATIXIS U.S. MULTI-CAP EQUITY FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

December 31, 2001 through December 31, 2011

Average Annual Total Returns — December 31, 20116

	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	-2.79%	1.95%	4.74%
With 5.75% Maximum Sales Charge	-8.40	0.75	4.12
Class B (Inception 7/7/94)
NAV	-3.53	1.19	3.95
With CDSC[1]	-8.15	0.81	3.95
Class C (Inception 7/7/94)
NAV	-3.53	1.18	3.94
With CDSC[1]	-4.45	1.18	3.94
Class Y (Inception 11/15/94)
NAV	-2.56	2.22	5.16
Comparative Performance
S&P 500 Index[2]	2.11	-0.25	2.92
S&P MidCap 400 Index[3]	-1.73	3.32	7.04
Wilshire 4500 Index[4]	-4.10	1.63	6.74
Morningstar Large Growth Fund Avg.[5]	-2.46	0.79	2.29

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

19  |

Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	97.3
Closed End Investment Companies	0.5
Short-Term Investments and Other	2.2

Ten Largest Holdings	% of Net Assets as of 12/31/11
Visa, Inc., Class A	2.1
Intel Corp.	2.0
Oracle Corp.	1.5
Wells Fargo & Co.	1.4
Google, Inc., Class A	1.2
MasterCard, Inc., Class A	1.2
Carnival Corp.	1.1
JPMorgan Chase & Co.	1.1
Boeing Co. (The)	1.1
FedEx Corp.	1.1

Five Largest Industries	% of Net Assets as of 12/31/11
Semiconductors & Semiconductor Equipment	6.5
Hotels, Restaurants & Leisure	5.8
Machinery	5.5
IT Services	5.3
Oil, Gas & Consumable Fuels	4.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.44%	1.34%
B	2.19	2.09
C	2.19	2.09
Y	1.18	1.09

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market.

4	Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks.

5	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Management Discussion

Managers:

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment Management, L.P.

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process

Fund Inception

December 31, 1996

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

Effective July 31, 2009, the Fund was closed to new investors.

Market Conditions

The steep rises and falls that characterized equity markets in 2011 essentially canceled each other out, leaving key indices little changed from year-earlier levels. Over the 12-month period ended December 31, 2011, small-cap stocks trailed midcaps, which in turn were weaker than large-cap issues. After a solid start for equities, Japan’s twin disasters disrupted markets and industrial supply lines. Europe’s sovereign debt crises persisted while ongoing deficit woes in the United States amid slowing economic data triggered a sharp sell-off in the summer. Then, when markets seemed gloomiest, coordinated efforts by the Federal Reserve and the European Central Bank to boost liquidity combined with modestly improved domestic data to ignite a strong year-end rally.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Vaughan Nelson Small Cap Value Fund returned -3.77% at net asset value. The fund held up better than its benchmark, the Russell 2000 Value Index, which returned -5.50% and outperformed the -4.07% average return of the funds in its peer group, the Morningstar Small Blend Category.

Explanation of Fund Performance

Good stock selection in the energy and consumer sectors keyed the period’s results. We booked solid profits in energy early in the year when turmoil in the Mideast drove oil prices higher, lifting the value of shares. In addition, fund holding Brigham Exploration was acquired by Norway’s Statoil at favorable terms.

PVH built on improving retail sales for its Calvin Klein and Tommy Hilfiger lines. Aaron’s, the rent-to-own retailer, continued the good results seen in the first half of the year. Our timely purchase at an attractive price of Choice Hotels, a franchisor whose brands include Econolodge and Comfort Inns, gave results a boost when the shares rebounded. Choice’s revenues are based on franchise fees, which are more stable than hotel revenues. The utilities sector produced strong returns led by good performance from Northwestern,

21  |

Cleco and El Paso Electric. In technology, the buyout of SRA International by a private equity firm aided results.

The portfolio’s financial stocks delivered unimpressive returns. Roiling financial markets pressured margins at Invesco Mortgage Capital, while Waddell and Reed suffered as uncertain equity markets made individual investors skittish. Both were sold. Results were also unsatisfactory among real estate investment trusts. Apollo Investment, which offers financing alternatives to mid-sized companies, fell due to eroding margins and concerns regarding the potential need to raise additional equity. This stock was sold.

In the tech sector, equipment maker Calix Communications suffered from delays in implementation of the federal broadband stimulus program. Also, a major Calix customer postponed outlays while working on a big acquisition. We retained Calix but sold TriQuint Semiconductor after earnings disappointed on reduced margins.

Outlook

Given our conviction that growth will remain sluggish, we are focusing on companies that can prosper in an uncertain economy. We have been actively seeking opportunities to reposition assets into more economically sensitive holdings and have added opportunistically to these positions. How much we extend that strategy will depend on our expectations for a recovery and its potential strength. In the meantime, volatility can be useful, as it allows us to add to attractive holdings at low prices and to trim those holdings back if prices exceed our expected valuations. We target companies with strong balance sheets, relatively stable earnings and the potential to grow at an above-average pace. As always, we are very sensitive to valuations as we assess investment candidates. In the meantime, we have a close eye on possible impacts that any recession in Europe might have on the United States and other world economies.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

December 31, 2001 through December 31, 2011

Average Annual Total Returns — December 31, 20115

	1 Year	5 Years	10 Years	Since Inception[4]

Class A (Inception 12/31/96)
NAV	-3.77%	4.98%	6.25%	—
With 5.75% Maximum Sales Charge	-9.28	3.75	5.62	—

Class B (Inception 12/31/96)
NAV	-4.51	4.19	5.46	—
With CDSC[1]	-8.28	3.93	5.46	—

Class C (Inception 12/31/96)
NAV	-4.51	4.19	5.47	—
With CDSC[1]	-5.26	4.19	5.47	—

Class Y (Inception 8/31/06)
NAV	-3.54	5.27	—	6.81%

Comparative Performance
Russell 2000 Value Index[2]	-5.50	-1.87	6.40	0.03
Morningstar Small Blend Fund Avg.[3]	-4.07	0.16	5.96	1.83

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

23  |

Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	89.2
Exchange Traded Funds	4.5
Closed End investment Companies	2.6
Other Assets less Liabilities	3.7

Ten Largest Holdings	% of Net Assets as of 12/31/11
iShares Russell 2000 Value Index Fund	4.5
Silgan Holdings, Inc.	2.8
Ares Capital Corp.	2.5
HCC Insurance Holdings, Inc.	2.2
Teleflex, Inc.	2.2
Towers Watson & Co., Class A	2.1
Oil States International, Inc.	2.1
Scotts Miracle-Gro Co. (The), Class A	2.1
WESCO International, Inc.	2.1
Valmont Industries, Inc.	1.8

Five Largest Industries	% of Net Assets as of 12/31/11
Commercial Banks	5.5
Commercial Services & Supplies	5.4
Insurance	4.9
Chemicals	4.7
Exchange Traded Funds	4.5

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.43%	1.43%
B	2.18	2.18
C	2.18	2.18
Y	1.18	1.18

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 8/31/06.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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VAUGHAN NELSON VALUE OPPORTUNITY FUND

Management Discussion

Managers:

Dennis G. Alff, CFA

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment

Management, L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Fund Inception:

October 31, 2008

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

Market Conditions

Equity markets were very volatile in 2011, as stocks reacted sharply to events around the world. Still, major indices ended the year close to year-earlier levels. Optimism over the global economy vanished in the wake of Japan’s natural disasters and the resulting disruption of global supply lines. Stocks slowly recovered, only to plunge later in the summer as Europe’s debt crisis worsened and the United States faced a daunting deficit struggle amid discouraging economic data. The steep decline was reversed when the Federal Reserve and the European Central Bank began coordinated efforts to avert possible liquidity shortages resulting from the sovereign debt crisis, while U.S. economic news was improving modestly. The resulting rebound carried stocks higher into year end.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Vaughan Nelson Value Opportunities Fund returned -2.71% at net asset value. The fund underperformed its benchmark, the Russell Midcap Value Index, which returned -1.38%, but held up better than the -3.81% average return of the funds in its peer group, Morningstar’s Mid-Cap Blend category.

Explanation of Fund Performance

Best results for the period were found in the consumer and energy sectors, the latter benefiting particularly from the announced buyout of fund holding El Paso by Kinder Morgan. We took profits in Hansen Natural Beverages, a leader in energy drinks, when its valuation reached our target. Good earnings propelled shares of Dollar General, as consumers became more and more price conscious; we sold the stock as it reached our target valuation. Closeout chain Big Lots also performed well, as it announced deployment of cash to repurchase shares. Shares of CBS rose, reflecting the network’s increased top-line growth.

In technology, Nuance Communications, makers of speech recognition software, rose. Nuance supplies

25  |

speech software for many mobile devices and is expanding in high-growth areas such as healthcare and communications.

Although stock selection overall was a positive influence on performance, poor positioning in the strong utilities sector held results back over the period. Individual utility investments showed strong gains, but the fund was underweight compared to the benchmark, penalizing comparative returns. In the industrials sector, heavy equipment maker Navistar disappointed, but we think the company has the potential to benefit from an equipment replacement cycle that appears overdue. Other holdings in industrials also lagged. WABCO Holdings, a supplier of parts and systems for commercial trucks and buses, fell. We sold Swift Transportation, a transportation logistics company, when we concluded that it was not positioned as well as we had thought. We also sold McDermott International, an engineering and construction company in the energy sector, which is focused on offshore drilling rigs. Execution stumbles led to disappointing earnings. Digital River, a provider of outsourced e-commerce services, detracted from results as disappointing earnings raised concerns regarding long-term profitability. However, strong trends in online sales continue and we are holding the stock.

Outlook

Given our conviction that growth will remain sluggish, we are focusing on companies that can prosper in an uncertain economy. We have been actively seeking opportunities in companies that are more domestically focused, reducing our exposure to the euro zone, and have added companies with strong streams of recurring revenues. Market volatility is expected to continue, giving us the opportunity to add to attractive holdings at low prices and to trim those holdings back if prices exceed our expected valuations. We target companies with strong balance sheets and relatively stable earnings. These companies should also show the ability to grow at an above-average pace. As always, we are very sensitive to valuations as we assess investment candidates. In the meantime, we are keeping a close eye on the possible impact that any recession in Europe might have on the United States and other world economies.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  26

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

October 31, 2008 (Inception) through December 31, 2011

Average Annual Total Returns — December 31, 20115

	1 Year	Since Inception[4]

Class A (Inception 10/31/08)
NAV	-2.71%	12.87%
With 5.75% Maximum Sales Charge	-8.30	10.78

Class C (Inception 10/31/08)
NAV	-3.48	12.04
With CDSC[1]	-4.41	12.04

Class Y (Inception 10/31/08)
NAV	-2.53	13.14

Comparative Performance
Russell Midcap Value Index[2]	-1.38	14.99
Morningstar Mid-Cap Blend Fund Avg.[3]	-3.81	14.16

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

27  |

Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	96.6
Closed End Investment Companies	1.6
Other Assets less Liabilities	1.8

Ten Largest Holdings	% of Net Assets as of 12/31/11
Crown Holdings, Inc.	2.4
Towers Watson & Co., Class A	2.4
Reinsurance Group of America, Inc., Class A	2.3
Willis Group Holdings PLC	2.0
NCR Corp.	1.9
Packaging Corp. of America	1.9
Great Plains Energy, Inc.	1.9
SEI Investments Co.	1.9
Life Technologies Corp.	1.9
Host Hotels & Resorts, Inc.	1.8

Five Largest Industries	% of Net Assets as of 12/31/11
Software	7.1
Electric Utilities	6.4
Insurance	6.0
Machinery	5.4
Chemicals	5.1

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.71%	1.42%
C	2.48	2.17
Y	1.45	1.17

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Morningstar Mid-Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 10/31/08.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  28

WESTPEAK ACTIVEBETA® EQUITY FUND*

Management Discussion

Manager:

Khalid Ghayur, CFA

Stephen C. Platt, CFA

Westpeak Global Advisors LLC

Objective:

Seeks long-term growth of capital

Strategy:

Invests primarily in equity securities of large- and mid-cap U.S. companies.

Fund Inception:

July 30, 2010

Symbols:

Class A WABAX

Class C WABCX

Class Y WABYX

* Effective February 13, 2012, NGAM Distribution will no longer accept investments in the Westpeak ActiveBeta® Equity Fund from new investors or accept additional investments in the Fund from current shareholders of the Fund.

Market Conditions

Despite a strong start and a modestly decent finish, the stock market was challenging for equity investors in calendar year 2011. Japan’s natural disasters, Europe’s recurring debt problems and weak spots in the U.S. economy marked the first half of the year, while political gridlock over raising the U.S. debt ceiling, Standard & Poor’s unprecedented downgrade of the credit rating of U.S. Treasury securities and Europe’s inability to settle on a satisfactory course of action weighed heavily on investors. These circumstances combined to send the S&P 500 Index down sharply in the third quarter, before a fourth-quarter rally that lifted the broad market into moderately positive territory for the year. Slightly better news from the domestic economy and an improved employment outlook helped lift investor confidence.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Westpeak ActiveBeta® Equity Fund returned -2.57% at net asset value. The fund underperformed its benchmark, the S&P 500 Index, which returned 2.11%. The fund also underperformed the -1.27% average return of funds in its peer group, the Morningstar Large Blend category.

Explanation of Fund Performance

The fund is equally divided between a value-based portfolio and a momentum-based portfolio. As a result, performance for any given period depends on the relative contributions of these two market segments. During the first and fourth quarters of the year, when stocks rose, both the value and momentum components outperformed the S&P 500 Index. However, these gains were not enough to offset the downturn that occurred in the second and third quarters, when both the value and the momentum components underperformed the S&P 500 Index. In effect, the investor exodus from risk assets, which was widespread during the middle of the year, was sufficient to hurt actively managed funds whether they managed on a value or momentum basis.

29  |

For the calendar year, the momentum component of the portfolio lost less than 1.00%, while the value portion lost 3.82%.

Information technology was a particular drag on performance. An overweight in technology hurt performance in the first half of the year and stock selection in the sector was a drag in the second half. Industrials and consumer staples also detracted from performance for the year. The fund benefited from strong stock selection within the consumer discretionary sector and from an overweight position in the energy sector for both the value and momentum portfolios. Financials also made a slight positive contribution to return for the year. However, these gains were not enough to compensate for the third-quarter downdraft, and the fund ended the year in negative territory.

Outlook

We take a positive view of the equity markets as we enter 2012. Specific risks remain, as the European debt situation is far from resolved and the United States enters an election season that has the potential to create even more gridlock and contentiousness than in the year gone by. Yet, corporate earnings are positioned to move higher, and investor sentiment toward equities has clearly improved from the flight-to-quality mindset that dominated during much of 2011.

Independent of the precise trajectory of the economy, the fund’s strategy will be to add incremental returns through a careful balance of value and momentum strategies. Both strategies are capable of providing superior returns over the long term. However, because value and momentum stocks tend to be negatively correlated, we believe that a 50-50 combination has the potential to provide investors with diversification and a cushion of protection should either strategy fall out of favor in the short term.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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WESTPEAK ACTIVEBETA® EQUITY FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

July 30, 2010 (Inception) through December 31, 2011

Average Annual Total Returns — December 31, 20115

	1 Year	Since Inception[4]

Class A (Inception 7/30/10)
NAV	-2.57%	7.85%
With 5.75% Maximum Sales Charge	-8.14	3.45

Class C (Inception 7/30/10)
NAV	-3.26	7.09
With CDSC[1]	-4.17	7.09

Class Y (Inception 7/30/10)
NAV	-2.31	8.13

Comparative Performance
S&P 500 Index[2]	2.11	12.14
Morningstar Large Blend Fund Avg.[3]	-1.27	9.43

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

31  |

Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	100.4
Other Assets less Liabilities	(0.4)
Ten Largest Holdings	% of Net Assets as of 12/31/11
ExxonMobil Corp.	3.8
Apple, Inc.	3.1
Chevron Corp.	2.2
International Business Machines Corp.	2.0
Pfizer, Inc.	1.8
General Electric Co.	1.8
Microsoft Corp.	1.6
AT&T, Inc.	1.3
ConocoPhillips	1.3
Procter & Gamble Co. (The)	1.2

Five Largest Industries	% of Net Assets as of 12/31/11
Oil, Gas & Consumable Fuels	13.0
Health Care Providers & Services	5.1
Pharmaceuticals	5.0
Computers & Peripherals	4.9
IT Services	4.9

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	2.23%	1.20%
C	2.98	1.95
Y	1.98	0.95

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 7/30/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

33  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2011 through December 31, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$877.20	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80
Class B
Actual	$1,000.00	$874.20	$8.93
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60
Class C
Actual	$1,000.00	$874.60	$8.93
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60
Class Y
Actual	$1,000.00	$878.40	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio: 1.14%, 1.89%, 1.89% and 0.89% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$934.00	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Class B
Actual	$1,000.00	$930.00	$9.97
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Class C
Actual	$1,000.00	$930.50	$9.98
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Class Y
Actual	$1,000.00	$934.80	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio: 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

35  |

NATIXIS DIVERSIFIED INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$1,000.80	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$996.10	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50

*	Expenses are equal to the Fund’s annualized expense ratio: 1.12% and 1.87% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

NATIXIS U.S. MULTI-CAP EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$906.20	$6.29
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67
Class B
Actual	$1,000.00	$902.40	$9.93
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.51
Class C
Actual	$1,000.00	$902.50	$9.88
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46
Class Y
Actual	$1,000.00	$907.20	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.31%, 2.07%, 2.06% and 1.06% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$903.90	$6.53
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92
Class B
Actual	$1,000.00	$900.20	$10.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$10.71
Class C
Actual	$1,000.00	$900.70	$10.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$10.71
Class Y
Actual	$1,000.00	$905.10	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio: 1.36%, 2.11%, 2.11% and 1.11% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$874.50	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Class C
Actual	$1,000.00	$871.10	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	$10.87
Class Y
Actual	$1,000.00	$875.30	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio: 1.40%, 2.14% and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

37  |

WESTPEAK ACTIVEBETA® EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$919.00	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$915.50	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class Y
Actual	$1,000.00	$919.90	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2011

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)

Common Stocks — 98.5% of Net Assets
	Airlines — 6.1%
2,000,000	United Continental Holdings, Inc.(b)	$37,740,000

	Commercial Banks — 5.9%
630,000	PNC Financial Services Group, Inc.	36,332,100

	Diversified Financial Services — 11.2%
1,325,000	Citigroup, Inc.	34,860,750
1,010,000	JPMorgan Chase & Co.	33,582,500

		68,443,250

	Energy Equipment & Services — 7.2%
360,000	National Oilwell Varco, Inc.	24,476,400
290,000	Schlumberger Ltd.	19,809,900

		44,286,300

	Hotels, Restaurants & Leisure — 5.1%
310,000	McDonald’s Corp.	31,102,300

	Insurance — 9.0%
600,000	MetLife, Inc.	18,708,000
730,000	Prudential Financial, Inc.	36,587,600

		55,295,600

	Internet Software & Services — 5.3%
50,000	Google, Inc., Class A(b)	32,295,000

	IT Services — 5.7%
94,000	MasterCard, Inc., Class A	35,045,080

	Machinery — 4.8%
385,000	Deere & Co.	29,779,750

	Media — 7.8%
1,760,000	CBS Corp., Class B	47,766,400

	Multiline Retail — 11.3%
1,280,000	Macy’s, Inc.	41,190,400
560,000	Nordstrom, Inc.	27,837,600

		69,028,000

	Oil, Gas & Consumable Fuels — 4.8%
275,000	Chevron Corp.	29,260,000

	Textiles, Apparel & Luxury Goods — 8.0%
295,000	Coach, Inc.	18,006,800
320,000	NIKE, Inc., Class B	30,838,400

		48,845,200

	Tobacco — 6.3%
490,000	Philip Morris International, Inc.	38,455,200

	Total Common Stocks (Identified Cost $589,254,024)	603,674,180

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2011

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 1.9%
$11,400,000	American Express Credit Corp., Commercial Paper, 0.010%, 1/03/2012	$11,400,000
531,470	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $531,470 on 01/03/2012 collateralized by $515,000 Federal Home Loan Mortgage Corp., 2.500% due 5/27/2016 valued at $547,188 including accrued interest (Note 2 of Notes to Financial Statements)	531,470

	Total Short-Term Investments (Identified Cost $11,931,470)	11,931,470

	Total Investments — 100.4% (Identified Cost $601,185,494)(a)	615,605,650
	Other assets less liabilities — (0.4)%	(2,560,101)

	Net Assets — 100.0%	$613,045,549

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized appreciation on investments based on a cost of $609,322,849 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$38,330,794
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(32,047,993)

	Net unrealized appreciation	$6,282,801

(b)	Non-income producing security.

Industry Summary at December 31, 2011 (Unaudited)

Multiline Retail	11.3%
Diversified Financial Services	11.2
Insurance	9.0
Textiles, Apparel & Luxury Goods	8.0
Media	7.8
Energy Equipment & Services	7.2
Tobacco	6.3
Airlines	6.1
Commercial Banks	5.9
IT Services	5.7
Internet Software & Services	5.3
Hotels, Restaurants & Leisure	5.1
Machinery	4.8
Oil, Gas & Consumable Fuels	4.8
Short-Term Investments	1.9

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2011

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 96.3% of Net Assets
	Aerospace & Defense — 3.7%
62,100	Boeing Co. (The)	$4,555,035

	Air Freight & Logistics — 3.7%
54,600	FedEx Corp.	4,559,646

	Auto Components — 1.2%
45,000	TRW Automotive Holdings Corp.(b)	1,467,000

	Automobiles — 2.5%
47,500	Toyota Motor Corp., Sponsored ADR	3,141,175

	Capital Markets — 2.6%
33,700	Franklin Resources, Inc.	3,237,222

	Commercial Banks — 4.8%
215,000	Wells Fargo & Co.	5,925,400

	Commercial Services & Supplies — 2.5%
112,700	Republic Services, Inc.	3,104,885

	Consumer Finance — 0.8%
41,250	Discover Financial Services	990,000

	Diversified Financial Services — 7.0%
16,600	CME Group, Inc., Class A	4,044,922
139,500	JPMorgan Chase & Co.	4,638,375

		8,683,297

	Electrical Equipment — 1.8%
30,200	Rockwell Automation, Inc.	2,215,774

	Energy Equipment & Services — 2.3%
42,000	National-Oilwell Varco, Inc.	2,855,580

	Health Care Equipment & Supplies — 5.3%
65,100	Baxter International, Inc.	3,221,148
87,000	Medtronic, Inc.	3,327,750

		6,548,898

	Hotels, Restaurants & Leisure — 9.9%
143,200	Carnival Corp.	4,674,048
117,500	Marriott International, Inc., Class A	3,427,475
9,770	Marriott Vacations Worldwide Corp.(b)	167,653
27,200	McDonald’s Corp.	2,728,976
28,100	Starwood Hotels & Resorts Worldwide, Inc.	1,347,957

		12,346,109

	Independent Power Producers & Energy Traders — 0.8%
62,000	Calpine Corp.(b)	1,012,460

	Insurance — 1.1%
32,200	Aflac, Inc.	1,392,972

	IT Services — 7.5%
12,800	MasterCard, Inc., Class A	4,772,096
45,700	Visa, Inc., Class A	4,639,921

		9,412,017

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2011

Harris Associates Large Cap Value Fund – (continued)

Shares	Description	Value (†)

	Machinery — 6.7%
23,200	Caterpillar, Inc.	$2,101,920
13,800	Cummins, Inc.	1,214,676
88,800	Illinois Tool Works, Inc.	4,147,848
12,000	Parker Hannifin Corp.	915,000

		8,379,444

	Media — 8.0%
187,100	Comcast Corp., Special Class A	4,408,076
58,400	Omnicom Group, Inc.	2,603,472
39,900	Time Warner, Inc.	1,441,986
38,900	Walt Disney Co. (The)	1,458,750

		9,912,284

	Oil, Gas & Consumable Fuels — 5.7%
34,400	Apache Corp.	3,115,952
25,700	Range Resources Corp.	1,591,858
81,200	Ultra Petroleum Corp.(b)	2,405,956

		7,113,766

	Semiconductors & Semiconductor Equipment — 13.9%
382,500	Applied Materials, Inc.	4,096,575
341,000	Intel Corp.	8,269,250
31,000	Lam Research Corp.(b)	1,147,620
131,500	Texas Instruments, Inc.	3,827,965

		17,341,410

	Software — 2.2%
109,100	Oracle Corp.	2,798,415

	Specialty Retail — 1.3%
54,700	CarMax, Inc.(b)	1,667,256

	Textiles, Apparel & Luxury Goods — 1.0%
13,400	NIKE, Inc., Class B	1,291,358

	Total Common Stocks (Identified Cost $114,336,216)	119,951,403

Principal Amount
Short-Term Investments — 4.2%
$5,164,116	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $5,164,116 on 1/03/2012 collateralized by $5,135,000 U.S. Treasury Note, 1.250% due 10/31/2015 valued at $5,272,351 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,164,116)	5,164,116

	Total Investments — 100.5%
	(Identified Cost $119,500,332)(a)	125,115,519
	Other assets less liabilities — (0.5)%	(562,286)

	Net Assets — 100.0%	$124,553,233

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2011

Harris Associates Large Cap Value Fund – (continued)

(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized appreciation on investments based on a cost of $120,672,718 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,445,309
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,002,508)

	Net unrealized appreciation	$4,442,801

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2011 (Unaudited)

Semiconductors & Semiconductor Equipment	13.9%
Hotels, Restaurants & Leisure	9.9
Media	8.0
IT Services	7.5
Diversified Financial Services	7.0
Machinery	6.7
Oil, Gas & Consumable Fuels	5.7
Health Care Equipment & Supplies	5.3
Commercial Banks	4.8
Air Freight & Logistics	3.7
Aerospace & Defense	3.7
Capital Markets	2.6
Automobiles	2.5
Commercial Services & Supplies	2.5
Energy Equipment & Services	2.3
Software	2.2
Other Investments, less than 2% each	8.0
Short-Term Investments	4.2

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 47.9% of Net Assets
Non-Convertible Bonds — 45.0%
	ABS Home Equity — 0.4%
$77,621	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2, 2.250%, 8/25/2035(b)	$66,237
25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	19,533
28,760	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.564%, 4/25/2035(b)	15,230
16,019	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.891%, 12/25/2034(b)	10,930
15,164	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.614%, 7/25/2045(b)	9,240
25,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.764%, 6/25/2035(b)	12,179
76,055	JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.813%, 7/25/2035(b)	64,752
77,928	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.800%, 5/25/2036(b)	56,877
13,808	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 1.018%, 12/25/2046(b)	8,132
29,982	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.968%, 4/25/2047(b)	18,874

		281,984

	ABS Other – 0.0%
11,069	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	11,088

	Aerospace & Defense — 0.2%
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	143,075

	Airlines — 1.3%
32,852	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	34,699
41,046	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	43,969
13,942	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	14,516
844,770	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	844,770

		937,954

	Automotive — 0.1%
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	38,800

	Banking — 2.3%
100,000	Bank of America Corp., 6.500%, 9/15/2037	81,895
200,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	174,785
105,000	Citigroup, Inc., 5.875%, 2/22/2033	88,068
25,000	Citigroup, Inc., 6.000%, 10/31/2033	21,418
20,000	Citigroup, Inc., 6.125%, 8/25/2036	17,300
3,339,258,780	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	359,723
300,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	231,280
100,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	82,487

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	$76,736
210,000	Morgan Stanley, 5.500%, 7/24/2020	190,938
100,000	Morgan Stanley, 5.750%, 1/25/2021	93,281
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	99,349
25,000	National Australia Bank Ltd., 6.500%, 11/05/2015, (AUD)	26,477
200,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	169,935

		1,713,672

	Building Materials — 0.8%
170,000	Masco Corp., 5.850%, 3/15/2017	169,697
30,000	Masco Corp., 6.500%, 8/15/2032	26,833
15,000	Masco Corp., 7.750%, 8/01/2029	14,560
525,000	USG Corp., 6.300%, 11/15/2016	409,500
10,000	USG Corp., 9.750%, 1/15/2018	8,450

		629,040

	Chemicals — 0.3%
200,000	Hercules, Inc., 6.500%, 6/30/2029	153,500
55,000	Methanex Corp., 6.000%, 8/15/2015	56,633

		210,133

	Collateralized Mortgage Obligations — 0.5%
23,264	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.566%, 10/25/2034(b)	14,617
16,429	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.926%, 2/25/2035(b)	13,450
11,643	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 2A, 2.575%, 7/25/2034(b)	9,168
83,906	Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 3A1, 2.566%, 3/25/2035(b)	63,975
28,559	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 4.249%, 4/25/2035(b)	20,409
85,722	MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 4A1, 2.594%, 12/25/2034(b)	65,019
39,678	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.660%, 3/25/2035(b)	32,988
60,843	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.454%, 1/25/2047(b)	32,250
22,524	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1, 0.574%, 11/25/2035(b)	18,133
75,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	62,208
20,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	21,116

		353,333

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — 1.1%
$40,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class AM, 5.902%, 6/15/2039(b)	$29,777
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	276,484
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.728%, 11/10/2046, 144A(b)	164,142
25,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867%, 12/10/2049	22,175
185,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.984%, 8/10/2045(b)	150,528
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.984%, 8/12/2045, 144A(b)	98,236
125,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.647%, 2/15/2044, 144A(b)	99,932

		841,274

	Electric — 0.6%
100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	76,280
115,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	63,667
88,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	47,634
200,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	160,969
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(d)	4,600
35,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	29,706
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	60,075

		442,931

	Financial Other — 0.1%
110,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	103,640

	Food & Beverage — 0.1%
50,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	51,421

	Gaming — 0.2%
150,000	MGM Resorts International, 7.500%, 6/01/2016	143,625

	Government Guaranteed — 2.1%
1,245,000	Canada Housing Trust No. 1, 3.600%, 6/15/2013, (CAD)	1,266,301
170,000	Citigroup Funding, Inc. (FDIC insured), 1.875%, 10/22/2012	172,339
165,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	146,897

		1,585,537

	Government Owned - No Guarantee — 0.4%
320,000	DP World Ltd., 6.850%, 7/02/2037, 144A	289,600

	Government Sponsored — 0.1%
105,000	Eksportfinans ASA, 2.000%, 9/15/2015	86,980

	Healthcare — 1.7%
25,000	HCA, Inc., 7.050%, 12/01/2027	20,969
5,000	HCA, Inc., 7.500%, 12/15/2023	4,475
460,000	HCA, Inc., 7.500%, 11/06/2033	397,900

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$310,000	HCA, Inc., 7.690%, 6/15/2025	$274,350
20,000	HCA, Inc., 8.360%, 4/15/2024	18,900
135,000	HCA, Inc., MTN, 7.580%, 9/15/2025	119,475
30,000	HCA, Inc., MTN, 7.750%, 7/15/2036	26,137
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	374,630

		1,236,836

	Home Construction — 0.8%
125,000	KB Home, 6.250%, 6/15/2015	115,000
105,000	KB Home, 7.250%, 6/15/2018	94,500
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	53,100
470,000	Pulte Group, Inc., 6.375%, 5/15/2033	325,475

		588,075

	Hybrid ARMs — 0.0%
50,721	Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A, 0.554%, 4/25/2035(b)	34,756

	Independent Energy — 0.4%
105,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	95,025
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	162,340
75,000	SandRidge Energy, Inc., 8.000%, 6/01/2018, 144A	75,750

		333,115

	Life Insurance — 0.4%
300,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	267,000

	Local Authorities — 2.3%
170,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	174,935
235,000	Province of Ontario, Canada, 2.950%, 2/05/2015	247,480
780,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	856,748
285,000	Province of Ontario, Canada, 4.750%, 1/19/2016	320,732
140,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	120,317

		1,720,212

	Lodging — 0.2%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	34,300
25,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	26,465
60,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	64,704
50,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	57,069

		182,538

	Media Cable — 0.0%
20,000	CCO Holdings GS LLC, 7.375%, 6/01/2020	21,100

	Media Non-Cable — 0.1%
110,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	106,700

	Metals & Mining — 0.6%
15,000	ArcelorMittal, 5.500%, 3/01/2021	13,769
125,000	ArcelorMittal, 6.125%, 6/01/2018	123,445

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$200,000	ArcelorMittal, 6.750%, 3/01/2041	$179,846
10,000	ArcelorMittal, 7.000%, 10/15/2039	9,293
10,000	United States Steel Corp., 6.650%, 6/01/2037	7,800
145,000	Xstrata Canada Financial Corp., 4.950%, 11/15/2021, 144A	148,136

		482,289

	Non-Captive Consumer — 1.0%
105,000	International Lease Finance Corp., 8.625%, 1/15/2022	106,219
55,000	Residential Capital LLC, 9.625%, 5/15/2015	38,500
25,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	21,673
87,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	64,895
115,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	118,450
505,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	363,600

		713,337

	Non-Captive Diversified — 1.1%
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	61,760
800,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	618,302
15,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	12,747
85,000	International Lease Finance Corp., 6.250%, 5/15/2019	78,522
35,000	International Lease Finance Corp., 8.250%, 12/15/2020	35,350

		806,681

	Paper — 0.3%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	201,821
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,945
30,000	Weyerhaeuser Co., 7.375%, 3/15/2032	31,489

		238,255

	Pharmaceuticals — 0.0%
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	14,475
20,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	19,400

		33,875

	Pipelines — 0.1%
100,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	106,676

	Property & Casualty Insurance — 0.7%
520,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	545,401

	REITs - Warehouse/Industrials — 0.1%
20,000	ProLogis LP, 6.625%, 5/15/2018	21,721
30,000	ProLogis LP, 6.875%, 3/15/2020	33,310

		55,031

	Retailers — 2.5%
221,709	CVS Pass-Through Trust, 7.507%, 1/10/2032, 144A	256,433
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	394,000
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	188,600
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	106,611
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	247,464
725,000	Toys R Us, Inc., 7.375%, 10/15/2018	650,687

		1,843,795

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Supermarket — 0.3%
$320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	$228,000

	Supranational — 1.7%
560,000	Asian Development Bank, GMTN, 2.500%, 3/15/2016	594,208
400,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	219,190
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	90,937
12,500,000	Inter-American Development Bank, EMTN, 2.500%, 3/11/2013, (INR)	223,755
200,000,000	International Bank for Reconstruction & Development, GMTN, 2.300%, 2/26/2013, (KRW)	173,090

		1,301,180

	Technology — 0.9%
470,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	337,225
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	279,825
30,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	30,000
30,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	31,800

		678,850

	Treasuries — 15.5%
600,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(f)	629,866
255,000	Canadian Government, 3.500%, 6/01/2020, (CAD)	282,511
5,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	1,283
330,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	93,531
25,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	25,577
15,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	14,994
165,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	168,123
10,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	10,200
15,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	16,032
10,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	11,074
5,300(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	48,854
120,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	107,040
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	231,445
80,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	51,739
195,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	124,928
305,000	U.S. Treasury Bond, 4.375%, 5/15/2041	397,406
382,191	U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026(g)	469,797
455,723	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040(g)	611,559
564,597	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025(g)	717,832
269,482	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027(g)	348,031
727,149	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(g)	1,119,980
120,560	U.S. Treasury Inflation Indexed Note, 0.625%, 7/15/2021(g)	128,971
175,970	U.S. Treasury Inflation Indexed Note, 1.125%, 1/15/2021(g)	196,248
233,615	U.S. Treasury Inflation Indexed Note, 1.250%, 7/15/2020(g)	264,241
806,392	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015(g)	869,706
281,024	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2018(g)	320,016
209,590	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013(g)	219,168
488,939	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015(g)	539,208
514,697	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014(g)	545,056

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$558,591	U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014(g)	$601,838
302,331	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016(g)	337,925
494,050	U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2017(g)	573,483
639,107	U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016(g)	739,167
491,643	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017(g)	585,247
94,454	U.S. Treasury Inflation Indexed Note, 3.000%, 7/15/2012(g)	96,483
230,000	U.S. Treasury STRIPS, Zero Coupon, 5/15/2040	97,233

		11,595,792

	Wireless — 1.3%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	274,340
400,000	Brasil Telecom S.A., 9.750%, 9/15/2016, 144A, (BRL)	210,159
420,000	Sprint Capital Corp., 6.875%, 11/15/2028	299,775
10,000	Sprint Capital Corp., 6.900%, 5/01/2019	8,225
70,000	Sprint Capital Corp., 8.750%, 3/15/2032	56,613
125,000	Sprint Nextel Corp., 9.000%, 11/15/2018, 144A	131,250

		980,362

	Wirelines — 2.4%
40,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	37,288
95,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	93,220
300,000	Embarq Corp., 7.995%, 6/01/2036	310,856
225,000	Frontier Communications Corp., 7.125%, 3/15/2019	219,375
70,000	Level 3 Escrow, Inc., 8.125%, 7/01/2019, 144A	68,950
135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	137,363
45,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	46,013
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	15,450
315,000	Qwest Corp., 7.250%, 10/15/2035	314,101
169,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	125,224
242,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	183,277
40,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	33,038
25,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	21,321
75,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	70,449
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	71,570
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	73,130

		1,820,625

	Total Non-Convertible Bonds (Identified Cost $33,394,153)	33,784,568

Convertible Bonds — 2.8%
	Automotive — 0.2%
115,000	Ford Motor Co., 4.250%, 11/15/2016	164,881

	Diversified Manufacturing — 0.2%
170,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	158,100
20,000	Trinity Industries, Inc., 3.875%, 6/01/2036	19,550

		177,650

	Healthcare — 0.2%
40,000	Hologic, Inc., (accretes to principal after 12/15/2016), 2.000%, 12/15/2037(h)	43,750
85,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	68,106

		111,856

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Home Construction — 0.4%
$10,000	Lennar Corp., 2.000%, 12/01/2020, 144A	$10,050
5,000	Lennar Corp., 2.750%, 12/15/2020, 144A	5,575
240,000	Lennar Corp., 3.250%, 11/15/2021, 144A	262,500

		278,125

	Independent Energy — 0.2%
155,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	127,875

	Life Insurance — 0.1%
90,000	Old Republic International Corp., 3.750%, 3/15/2018	79,088

	Pharmaceuticals — 0.2%
165,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	147,262
25,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	26,219

		173,481

	Technology — 1.3%
250,000	Ciena Corp., 0.875%, 6/15/2017	189,375
65,000	Ciena Corp., 3.750%, 10/15/2018, 144A	61,100
535,000	Intel Corp., 2.950%, 12/15/2035	557,069
95,000	Lam Research Corp., 1.250%, 5/15/2018, 144A	89,062
55,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	48,400

		945,006

	Total Convertible Bonds (Identified Cost $2,095,204)	2,057,962

Municipals — 0.1%
	California — 0.0%
30,000	California Health Facilities Financing Authority, Series A, 5.250%, 11/15/2046	30,267

	Michigan — 0.1%
50,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	36,631

	Total Municipals (Identified Cost $75,945)	66,898

	Total Bonds and Notes (Identified Cost $35,565,302)	35,909,428

Shares
Common Stocks — 45.0%
	Aerospace & Defense — 1.3%
2,864	General Dynamics Corp.	190,198
2,754	Honeywell International, Inc.	149,680
5,110	Lockheed Martin Corp.	413,399
3,542	Northrop Grumman Corp.	207,136

		960,413

	Automobiles — 0.1%
10,180	Ford Motor Co.(d)	109,537

	Beverages — 0.3%
2,779	Coca-Cola Co. (The)	194,447

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Building Products — 0.0%
3,271	Masco Corp.	$34,280

	Chemicals — 1.0%
2,690	Eastman Chemical Co.	105,071
2,290	International Flavors & Fragrances, Inc.	120,042
4,367	Olin Corp.	85,812
2,722	PPG Industries, Inc.	227,260
3,701	RPM International, Inc.	90,860
2,345	Sensient Technologies Corp.	88,875

		717,920

	Commercial Banks — 0.9%
4,201	Bank of Hawaii Corp.	186,902
2,737	BB&T Corp.	68,890
4,461	F.N.B. Corp.	50,454
3,603	First Niagara Financial Group, Inc.	31,094
4,504	FirstMerit Corp.	68,146
4,199	Trustmark Corp.	101,994
4,416	United Bankshares, Inc.	124,840
5,888	Valley National Bancorp	72,835

		705,155

	Commercial Services & Supplies — 0.9%
3,692	Avery Dennison Corp.	105,886
4,649	Deluxe Corp.	105,811
7,840	Pitney Bowes, Inc.	145,354
7,255	R.R. Donnelley & Sons Co.	104,690
3,287	Republic Services, Inc.	90,557
4,385	Waste Management, Inc.	143,433

		695,731

	Containers & Packaging — 0.2%
3,619	Sonoco Products Co.	119,282

	Distributors — 0.3%
3,048	Genuine Parts Co.	186,538

	Diversified Telecommunication Services — 0.8%
5,875	AT&T, Inc.	177,660
8,019	CenturyLink, Inc.	298,307
7,493	Telefonica S.A., Sponsored ADR	128,804

		604,771

	Electric Utilities — 2.8%
4,676	American Electric Power Co., Inc.	193,166
3,465	Cleco Corp.	132,016
3,273	Edison International	135,502
4,640	Entergy Corp.	338,952
4,816	Exelon Corp.	208,870
4,841	FirstEnergy Corp.	214,456
3,833	NextEra Energy, Inc.	233,353
3,823	Northeast Utilities	137,896

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Electric Utilities — continued
4,554	Pinnacle West Capital Corp.	$219,412
4,772	PPL Corp.	140,392
4,560	Unisource Energy Corp.	168,355

		2,122,370

	Electrical Equipment — 0.4%
3,095	Emerson Electric Co.	144,196
2,355	Hubbell, Inc., Class B	157,455

		301,651

	Food & Staples Retailing — 0.1%
3,577	Sysco Corp.	104,913

	Food Products — 0.6%
2,986	General Mills, Inc.	120,664
3,650	H.J. Heinz Co.	197,246
3,161	Kraft Foods, Inc., Class A	118,095
2,432	Sara Lee Corp.	46,014

		482,019

	Gas Utilities — 0.8%
4,487	AGL Resources, Inc.	189,620
3,084	New Jersey Resources Corp.	151,733
2,727	Oneok, Inc.	236,404

		577,757

	Hotels, Restaurants & Leisure — 1.0%
3,938	Darden Restaurants, Inc.	179,494
2,854	McDonald’s Corp.	286,342
5,800	Starwood Hotels & Resorts Worldwide, Inc.	278,226

		744,062

	Household Durables — 0.6%
4,275	Garmin Ltd.	170,188
10,525	KB Home	70,728
4,917	Leggett & Platt, Inc.	113,288
2,121	Tupperware Brands Corp.	118,712

		472,916

	Household Products — 0.7%
3,646	Clorox Co. (The)	242,678
3,957	Kimberly-Clark Corp.	291,077

		533,755

	Industrial Conglomerates — 0.1%
3,626	General Electric Co.	64,942

	Insurance — 0.8%
3,115	Allstate Corp. (The)	85,382
4,029	Arthur J. Gallagher & Co.	134,730
5,442	Cincinnati Financial Corp.	165,763
5,366	Mercury General Corp.	244,797

		630,672

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Leisure Equipment & Products — 0.1%
3,202	Mattel, Inc.	$88,888

	Machinery — 0.2%
2,816	Briggs & Stratton Corp.	43,620
3,050	Eaton Corp.	132,766

		176,386

	Media — 0.2%
4,189	Cinemark Holdings, Inc.	77,455
2,351	McGraw-Hill Cos., Inc. (The)	105,724

		183,179

	Metals & Mining — 0.1%
3,356	Commercial Metals Co.	46,414

	Multi Utilities — 3.3%
4,029	Alliant Energy Corp.	177,719
4,438	Avista Corp.	114,279
4,486	Black Hills Corp.	150,640
4,007	CenterPoint Energy, Inc.	80,501
4,030	CMS Energy Corp.	88,982
3,901	Dominion Resources, Inc.	207,065
4,505	DTE Energy Co.	245,297
5,328	Integrys Energy Group, Inc.	288,671
4,148	NiSource, Inc.	98,764
2,878	OGE Energy Corp.	163,211
4,693	PG&E Corp.	193,446
4,302	Public Service Enterprise Group, Inc.	142,009
4,506	SCANA Corp.	203,040
3,642	Sempra Energy	200,310
4,729	TECO Energy, Inc.	90,513

		2,444,447

	Oil, Gas & Consumable Fuels — 0.4%
3,126	Chevron Corp.	332,606

	Paper & Forest Products — 0.1%
3,460	MeadWestvaco Corp.	103,627

	Personal Products — 0.1%
5,480	Avon Products, Inc.	95,736

	Pharmaceuticals — 0.8%
3,873	Bristol-Myers Squibb Co.	136,485
5,004	Eli Lilly & Co.	207,966
4,669	Merck & Co., Inc.	176,021
3,905	Pfizer, Inc.	84,504

		604,976

	Real Estate Management & Development — 0.4%
10,300	Brookfield Office Properties, Inc.	161,092
10,800	Forest City Enterprises, Inc., Class A(d)	127,656

		288,748

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	REITs — Apartments — 4.0%
5,300	American Campus Communities, Inc.	$222,388
6,900	AvalonBay Communities, Inc.	901,140
6,200	Camden Property Trust	385,888
5,500	Campus Crest Communities, Inc.	55,330
22,400	Equity Residential	1,277,472
1,000	Essex Property Trust, Inc.	140,510

		2,982,728

	REITs — Diversified — 2.7%
8,222	American Assets Trust, Inc.	168,633
3,800	CoreSite Realty Corp.	67,716
15,000	DuPont Fabros Technology, Inc.	363,300
7,600	Entertainment Properties Trust	332,196
10,700	Liberty Property Trust	330,416
9,600	Vornado Realty Trust	737,856

		2,000,117

	REITs — Healthcare — 2.8%
19,700	HCP, Inc.	816,171
3,300	Health Care REIT, Inc.	179,949
15,500	Omega Healthcare Investors, Inc.	299,925
14,600	Ventas, Inc.	804,898

		2,100,943

	REITs — Hotels — 1.2%
38,100	Host Hotels & Resorts, Inc.	562,737
8,000	Pebblebrook Hotel Trust	153,440
8,900	RLJ Lodging Trust	149,787

		865,964

	REITs — Manufactured Homes — 0.4%
4,500	Equity Lifestyle Properties, Inc.	300,105

	REITs — Office Property — 2.9%
5,100	Alexandria Real Estate Equities, Inc.	351,747
16,700	BioMed Realty Trust, Inc.	301,936
9,200	Boston Properties, Inc.	916,320
12,300	Kilroy Realty Corp.	468,261
6,900	Piedmont Office Realty Trust, Inc., Class A	117,576

		2,155,840

	REITs — Regional Malls — 3.7%
14,800	Macerich Co. (The)	748,880
16,000	Simon Property Group, Inc.	2,063,040

		2,811,920

	REITs — Shopping Centers — 2.2%
25,200	DDR Corp.	306,684
5,500	Federal Realty Investment Trust	499,125
28,497	Kite Realty Group Trust	128,521
9,800	Ramco-Gershenson Properties Trust	96,334
10,900	Regency Centers Corp.	410,058
14,700	Retail Opportunity Investments Corp.	174,048

		1,614,770

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	REITs — Single Tenant — 0.2%
6,200	National Retail Properties, Inc.	$163,556

	REITs — Storage — 2.1%
7,900	CubeSmart	84,056
17,000	Extra Space Storage, Inc.	411,910
7,800	Public Storage	1,048,788

		1,544,754

	REITs — Warehouse/Industrials — 1.4%
10,300	DCT Industrial Trust, Inc.	52,736
16,100	First Potomac Realty Trust	210,105
26,600	ProLogis, Inc.	760,494

		1,023,335

	Specialty Retail — 0.1%
2,507	Home Depot, Inc. (The)	105,394

	Thrifts & Mortgage Finance — 0.4%
6,571	Astoria Financial Corp.	55,788
5,495	Hudson City Bancorp, Inc.	34,343
8,597	New York Community Bancorp, Inc.	106,345
5,094	People’s United Financial, Inc.	65,458

		261,934

	Tobacco — 1.2%
5,721	Altria Group, Inc.	169,628
4,704	Lorillard, Inc.	536,256
4,527	Universal Corp.	208,061

		913,945

	Trading Companies & Distributors — 0.3%
3,477	Watsco, Inc.	228,300

	Total Common Stocks (Identified Cost $32,806,302)	33,801,743

Preferred Stocks — 1.2%
Convertible Preferred Stocks — 0.9%
	Automotive — 0.6%
10,600	General Motors Co., Series B, 4.750%	363,050
1,250	Goodyear Tire & Rubber Co. (The), 5.875%	60,812

		423,862

	Banking — 0.1%
275	Sovereign Capital Trust IV, 4.375%	13,063
70	Wells Fargo & Co., Series L, Class A, 7.500%	73,780

		86,843

	Construction Machinery — 0.0%
145	United Rentals Trust I, 6.500%	6,815

	Consumer Products — 0.1%
725	Newell Financial Trust I, 5.250%	30,631

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	REITs - Healthcare — 0.1%
1,600	Health Care REIT, Inc., Series I, 6.500%	$81,872

	Total Convertible Preferred Stocks (Identified Cost $816,646)	630,023

Non-Convertible Preferred Stocks — 0.3%
	Banking — 0.1%
4,125	Countrywide Capital IV, 6.750%	81,923

	Non-Captive Diversified — 0.2%
4,375	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	80,456
129	Ally Financial, Inc., Series G, 7.000%, 144A	92,473

		172,929

	Total Non-Convertible Preferred Stocks (Identified Cost $215,036)	254,852

	Total Preferred Stocks (Identified Cost $1,031,682)	884,875

Principal Amount (‡)
Short-Term Investments — 1.8%
$1,325,401	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $1,325,401 on 1/03/2012 collateralized by $560,000 Federal Home Loan Mortgage Corp., 2.500% due 5/27/2016 valued at $595,000; $180,000 U.S. Treasury Note, 0.625% due 7/15/2014 valued at $181,783; $570,000 U.S. Treasury Note, 1.250% due 10/31/2015 valued at $585,246 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,325,401)	1,325,401

	Total Investments — 95.9% (Identified Cost $70,728,687)(a)	71,921,447
	Other assets less liabilities — 4.1%	3,103,740

	Net Assets — 100.0%	$75,025,187

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized appreciation on investments based on a cost of $71,148,525 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,920,544
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,147,622)

	Net unrealized appreciation	$772,922

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

(b)	Variable rate security. Rate as of December 31, 2011 is disclosed.
(c)	Illiquid security. At December 31, 2011, the value of these securities amounted to $415,861 or 0.6% of net assets.
(d)	Non-income producing security.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of Rule 144A holdings amounted to $4,603,903 or 6.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FDIC	Federal Deposit Insurance Corporation
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	01/31/2012	Euro	410,000	$530,730	$38,350

1 Counterparty is Barclays.

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2011

Natixis Diversified Income Fund – (continued)

Industry Summary at December 31, 2011 (Unaudited)

Treasuries	15.5%
REITs — Apartments	4.0
REITs — Regional Malls	3.7
Multi Utilities	3.3
REITs — Healthcare	2.9
REITs — Office Property	2.9
Electric Utilities	2.8
REITs — Diversified	2.7
Banking	2.5
Retailers	2.5
Wirelines	2.4
Local Authorities	2.3
Technology	2.2
REITs — Shopping Centers	2.2
Government Guaranteed	2.1
REITs — Storage	2.1
Other Investments, less than 2% each	38.0
Short-Term Investments	1.8

Total Investments	95.9
Other assets less liabilities (including open forward foreign currency contracts)	4.1

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2011

Natixis U.S. Multi-Cap Equity Fund

Shares	Description	Value (†)

Common Stocks — 97.3% of Net Assets
	Aerospace & Defense — 1.8%
49,700	Boeing Co. (The)	$3,645,495
41,004	GeoEye, Inc.(b)	911,109
14,076	TransDigm Group, Inc.(b)	1,346,792

		5,903,396

	Air Freight & Logistics — 2.3%
38,017	Expeditors International of Washington, Inc.	1,557,176
43,600	FedEx Corp.	3,641,036
30,309	United Parcel Service, Inc., Class B	2,218,316

		7,416,528

	Auto Components — 0.8%
38,448	Lear Corp.	1,530,230
35,900	TRW Automotive Holdings Corp.(b)	1,170,340

		2,700,570

	Automobiles — 0.8%
37,900	Toyota Motor Corp., Sponsored ADR	2,506,327

	Beverages — 1.5%
19,800	Beam, Inc.	1,014,354
21,011	Coca-Cola Co. (The)	1,470,140
65,966	Coca-Cola Enterprises, Inc.	1,700,603
10,318	Diageo PLC, Sponsored ADR	902,000

		5,087,097

	Biotechnology — 1.9%
27,662	Alexion Pharmaceuticals, Inc.(b)	1,977,833
38,893	Amgen, Inc.	2,497,320
35,054	ARIAD Pharmaceuticals, Inc.(b)	429,412
11,567	BioMarin Pharmaceutical, Inc.(b)	397,673
33,478	Inhibitex, Inc.(b)	366,249
8,001	Regeneron Pharmaceuticals, Inc.(b)	443,495

		6,111,982

	Building Products — 0.5%
36,826	Armstrong World Industries, Inc.(b)	1,615,557

	Capital Markets — 3.5%
17,309	Affiliated Managers Group, Inc.(b)	1,660,799
34,421	Franklin Resources, Inc.	3,306,481
25,462	Greenhill & Co., Inc.	926,053
36,852	Legg Mason, Inc.	886,291
47,039	Raymond James Financial, Inc.	1,456,327
127,065	SEI Investments Co.	2,204,578
14,050	Virtus Investment Partners, Inc.(b)	1,067,940

		11,508,469

	Chemicals — 0.5%
32,322	Cytec Industries, Inc.	1,443,177
8,131	Quaker Chemical Corp.	316,215

		1,759,392

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2011

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Commercial Banks — 2.2%
172,680	KeyCorp	$1,327,909
29,257	Prosperity Bancshares, Inc.	1,180,520
171,700	Wells Fargo & Co.	4,732,052

		7,240,481

	Commercial Services & Supplies — 1.3%
90,000	Republic Services, Inc.	2,479,500
23,803	Rollins, Inc.	528,903
16,411	Stericycle, Inc.(b)	1,278,745

		4,287,148

	Communications Equipment — 3.1%
182,112	Cisco Systems, Inc.	3,292,585
117,126	Comverse Technology, Inc.(b)	803,484
17,302	F5 Networks, Inc.(b)	1,836,088
44,554	NETGEAR, Inc.(b)	1,495,678
49,520	QUALCOMM, Inc.	2,708,744

		10,136,579

	Computers & Peripherals — 0.2%
55,587	QLogic Corp.(b)	833,805

	Consumer Finance — 1.7%
42,018	American Express Co.	1,981,989
20,907	Cash America International, Inc.	974,893
109,305	Discover Financial Services	2,623,320

		5,580,202

	Diversified Consumer Services — 0.1%
8,210	Ascent Media Corp., Class A(b)	416,411

	Diversified Financial Services — 2.8%
13,200	CME Group, Inc., Class A	3,216,444
111,300	JPMorgan Chase & Co.	3,700,725
89,971	NASDAQ OMX Group, Inc. (The)(b)	2,205,189
23,466	PHH Corp.(b)	251,086

		9,373,444

	Electrical Equipment — 1.7%
54,349	Babcock & Wilcox Co.(b)	1,311,985
48,355	Rockwell Automation, Inc.	3,547,806
15,489	Thomas & Betts Corp.(b)	845,700

		5,705,491

	Electronic Equipment, Instruments & Components — 0.9%
32,885	Amphenol Corp., Class A	1,492,650
45,461	Avnet, Inc.(b)	1,413,383

		2,906,033

	Energy Equipment & Services — 3.0%
11,637	Dril-Quip, Inc.(b)	765,947
37,710	Helix Energy Solutions Group, Inc.(b)	595,818

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2011

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Energy Equipment & Services — continued
33,500	National Oilwell Varco, Inc.	$2,277,665
34,237	Noble Corp.(b)	1,034,642
71,246	Oceaneering International, Inc.	3,286,578
26,911	Schlumberger Ltd.	1,838,291

		9,798,941

	Food & Staples Retailing — 0.5%
22,151	Whole Foods Market, Inc.	1,541,267

	Food Products — 2.3%
24,960	Corn Products International, Inc.	1,312,646
191,637	Danone S.A., Sponsored ADR	2,422,292
38,829	J.M. Smucker Co. (The)	3,035,263
11,678	TreeHouse Foods, Inc.(b)	763,508

		7,533,709

	Gas Utilities — 0.7%
58,620	Questar Corp.	1,164,193
44,542	UGI Corp.	1,309,535

		2,473,728

	Health Care Equipment & Supplies — 3.6%
52,100	Baxter International, Inc.	2,577,908
33,916	CareFusion Corp.(b)	861,806
30,176	DENTSPLY International, Inc.	1,055,858
3,866	Intuitive Surgical, Inc.(b)	1,789,997
91,798	Medtronic, Inc.	3,511,273
39,168	Zimmer Holdings, Inc.(b)	2,092,355

		11,889,197

	Health Care Providers & Services — 2.3%
20,951	Catalyst Health Solutions, Inc.(b)	1,089,452
24,565	HealthSouth Corp.(b)	434,064
17,662	Humana, Inc.	1,547,368
17,792	MEDNAX, Inc.(b)	1,281,202
31,916	Universal Health Services, Inc., Class B	1,240,256
36,165	WellCare Health Plans, Inc.(b)	1,898,662

		7,491,004

	Hotels, Restaurants & Leisure — 5.8%
114,300	Carnival Corp.	3,730,752
3,806	Chipotle Mexican Grill, Inc.(b)	1,285,438
37,033	Interval Leisure Group, Inc.(b)	504,019
93,800	Marriott International, Inc., Class A	2,736,146
7,820	Marriott Vacations Worldwide Corp.(b)	134,191
21,700	McDonald’s Corp.	2,177,161
8,411	Panera Bread Co., Class A(b)	1,189,736
24,574	Six Flags Entertainment Corp.	1,013,432
49,929	Starwood Hotels & Resorts Worldwide, Inc.	2,395,094
71,897	Wyndham Worldwide Corp.	2,719,864
9,685	Wynn Resorts Ltd.	1,070,096

		18,955,929

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2011

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Household Products — 0.7%
12,255	Clorox Co. (The)	$815,693
23,445	Procter & Gamble Co. (The)	1,564,016

		2,379,709

	Independent Power Producers & Energy Traders — 0.2%
49,500	Calpine Corp.(b)	808,335

	Insurance — 0.3%
25,700	Aflac, Inc.	1,111,782

	Internet & Catalog Retail — 2.0%
16,673	Amazon.com, Inc.(b)	2,886,096
19,019	Blue Nile, Inc.(b)	777,497
24,932	Expedia, Inc.	723,526
102,158	Liberty Interactive Corp., Class A(b)	1,656,492
16,785	TripAdvisor, Inc.(b)	423,150

		6,466,761

	Internet Software & Services — 2.4%
6,275	Google, Inc., Class A(b)	4,053,022
31,880	IAC/InterActiveCorp	1,358,088
8,744	MercadoLibre, Inc.	695,498
45,622	Rackspace Hosting, Inc.(b)	1,962,202

		8,068,810

	IT Services — 5.3%
14,868	Alliance Data Systems Corp.(b)	1,543,893
16,679	Automatic Data Processing, Inc.	900,833
40,154	Fidelity National Information Services, Inc.	1,067,695
10,300	MasterCard, Inc., Class A	3,840,046
27,475	Teradata Corp.(b)	1,332,812
67,715	Visa, Inc., Class A	6,875,104
33,860	Wright Express Corp.(b)	1,837,921

		17,398,304

	Life Sciences Tools & Services — 0.9%
19,801	Mettler-Toledo International, Inc.(b)	2,924,806

	Machinery — 5.5%
37,323	Actuant Corp., Class A	846,859
18,600	Caterpillar, Inc.	1,685,160
11,247	CLARCOR, Inc.	562,237
23,815	Cummins, Inc.	2,096,196
70,800	Illinois Tool Works, Inc.	3,307,068
50,946	ITT Corp.	984,786
41,120	John Bean Technologies Corp.	632,014
19,587	Joy Global, Inc.	1,468,437
26,883	Kadant, Inc.(b)	607,825
9,294	Middleby Corp. (The)(b)	874,008
9,500	Parker Hannifin Corp.	724,375
29,667	Timken Co. (The)	1,148,410
62,046	TriMas Corp.(b)	1,113,726
22,082	WABCO Holdings, Inc.(b)	958,359
43,215	Xylem, Inc.	1,110,193

		18,119,653

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2011

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Marine — 0.5%
24,677	Kirby Corp.(b)	$1,624,734

	Media — 3.2%
149,400	Comcast Corp., Special Class A	3,519,864
19,890	Liberty Media Corp. - Liberty Capital, Class A(b)	1,552,414
71,784	Omnicom Group, Inc.	3,200,131
31,900	Time Warner, Inc.	1,152,866
31,100	Walt Disney Co. (The)	1,166,250

		10,591,525

	Metals & Mining — 1.4%
17,374	Cliffs Natural Resources, Inc.	1,083,269
40,372	Reliance Steel & Aluminum Co.	1,965,713
107,541	Steel Dynamics, Inc.	1,414,164

		4,463,146

	Multi Utilities — 0.5%
50,765	CMS Energy Corp.	1,120,891
24,558	MDU Resources Group, Inc.	527,015

		1,647,906

	Multiline Retail — 1.1%
29,296	Dollar General Corp.(b)	1,205,237
27,604	Dollar Tree, Inc.(b)	2,294,169
3,146	Target Corp.	161,138

		3,660,544

	Oil, Gas & Consumable Fuels — 4.4%
27,400	Apache Corp.	2,481,892
14,837	Cabot Oil & Gas Corp.	1,126,128
12,411	Clayton Williams Energy, Inc.(b)	941,747
70,900	Cloud Peak Energy, Inc.(b)	1,369,788
19,826	Concho Resources, Inc.(b)	1,858,687
44,393	QEP Resources, Inc.	1,300,715
20,600	Range Resources Corp.	1,275,964
26,357	Rosetta Resources, Inc.(b)	1,146,530
15,954	SM Energy Co.	1,166,237
64,800	Ultra Petroleum Corp.(b)	1,920,024

		14,587,712

	Personal Products — 0.3%
85,609	Prestige Brands Holdings, Inc.(b)	964,813

	Pharmaceuticals — 1.7%
32,076	Merck & Co., Inc.	1,209,265
27,695	Mylan, Inc.(b)	594,335
34,370	Novartis AG, ADR	1,964,933
17,221	Perrigo Co.	1,675,603

		5,444,136

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2011

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Professional Services — 1.1%
29,731	Robert Half International, Inc.	$846,144
69,274	Verisk Analytics, Inc., Class A(b)	2,779,966

		3,626,110

	Real Estate Management & Development — 0.5%
99,477	CBRE Group, Inc.(b)	1,514,040

	REITs — Apartments — 0.4%
9,492	AvalonBay Communities, Inc.	1,239,655

	REITs — Diversified — 0.8%
22,836	Digital Realty Trust, Inc.	1,522,476
35,715	Potlatch Corp.	1,111,094

		2,633,570

	REITs — Healthcare — 0.4%
100,681	Sabra Healthcare REIT, Inc.	1,217,233

	Road & Rail — 1.5%
97,492	Avis Budget Group, Inc.(b)	1,045,114
47,193	Celadon Group, Inc.	557,350
19,431	J.B. Hunt Transport Services, Inc.	875,755
33,883	Kansas City Southern(b)	2,304,383

		4,782,602

	Semiconductors & Semiconductor Equipment — 6.5%
6,674	Altera Corp.	247,605
7,998	Analog Devices, Inc.	286,168
305,100	Applied Materials, Inc.	3,267,621
58,576	ARM Holdings PLC, Sponsored ADR	1,620,798
31,287	Ceva, Inc.(b)	946,745
92,614	Integrated Device Technology, Inc.(b)	505,672
272,000	Intel Corp.	6,596,000
90,390	Kulicke & Soffa Industries, Inc.(b)	836,108
24,800	Lam Research Corp.(b)	918,096
45,864	Maxim Integrated Products, Inc.	1,194,299
47,786	Microchip Technology, Inc.	1,750,401
105,300	Texas Instruments, Inc.	3,065,283

		21,234,796

	Software — 4.3%
19,828	FactSet Research Systems, Inc.	1,730,588
34,928	Fortinet, Inc.(b)	761,780
29,009	MICROS Systems, Inc.(b)	1,351,239
53,629	Microsoft Corp.	1,392,209
47,615	Nuance Communications, Inc.(b)	1,197,993
191,733	Oracle Corp.	4,917,952
21,897	QLIK Technologies, Inc.(b)	529,907
24,444	Sourcefire, Inc.(b)	791,497
58,555	Synopsys, Inc.(b)	1,592,696

		14,265,861

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2011

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Specialty Retail — 3.7%
43,600	CarMax, Inc.(b)	$1,328,928
22,124	Home Depot, Inc. (The)	930,093
33,930	Lowe’s Cos., Inc.	861,143
19,002	O’Reilly Automotive, Inc.(b)	1,519,210
33,054	PetSmart, Inc.	1,695,340
24,128	Ross Stores, Inc.	1,146,804
114,657	Sally Beauty Holdings, Inc.(b)	2,422,702
17,973	Tiffany & Co.	1,190,891
17,697	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	1,148,889

		12,244,000

	Textiles, Apparel & Luxury Goods — 0.9%
10,914	Fossil, Inc.(b)	866,135
10,400	NIKE, Inc., Class B	1,002,248
14,670	Under Armour, Inc., Class A(b)	1,053,159

		2,921,542

	Water Utilities — 0.8%
86,719	American Water Works Co., Inc.	2,762,867

	Wireless Telecommunication Services — 0.2%
29,917	NTELOS Holdings Corp.	609,708

	Total Common Stocks (Identified Cost $287,138,288)	320,087,347

Closed End Investment Companies — 0.5%
108,420	Ares Capital Corp. (Identified Cost $1,462,191)	1,675,089

Principal Amount
Short-Term Investments — 2.3%
$7,466,333	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $7,466,333 on 1/03/2011 collateralized by $3,700,000 U.S. Treasury Note, 0.625% due 7/15/2014 valued at $3,736,649; $390,000 U.S. Treasury Note, 1.250% due 10/31/2015 valued at $400,432; $3,480,000 Federal National Mortgage Association, 1.070% due 9/21/2015 valued at $3,488,700 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,466,333)	7,466,333

	Total Investments — 100.1% (Identified Cost $296,066,812)(a)	329,228,769
	Other assets less liabilities — (0.1)%	(433,130)

	Net Assets — 100.0%	$328,795,639

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2011

Natixis U.S. Multi-Cap Equity Fund – (continued)

(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized appreciation on investments based on a cost of $297,720,663 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$44,703,153
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,195,047)

	Net unrealized appreciation	$31,508,106

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2011 (Unaudited)

Semiconductors & Semiconductor Equipment	6.5%
Hotels, Restaurants & Leisure	5.8
Machinery	5.5
IT Services	5.3
Oil, Gas & Consumable Fuels	4.4
Software	4.3
Specialty Retail	3.7
Health Care Equipment & Supplies	3.6
Capital Markets	3.5
Media	3.2
Communications Equipment	3.1
Energy Equipment & Services	3.0
Diversified Financial Services	2.8
Internet Software & Services	2.4
Food Products	2.3
Health Care Providers & Services	2.3
Air Freight & Logistics	2.3
Commercial Banks	2.2
Internet & Catalog Retail	2.0
Other Investments, less than 2% each	29.6
Short-Term Investments	2.3

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 89.2% of Net Assets
	Aerospace & Defense — 0.6%
39,675	Alliant Techsystems, Inc.	$2,267,823

	Building Products — 2.3%
146,612	A.O. Smith Corp.	5,882,073
91,400	Lennox International, Inc.	3,084,750

		8,966,823

	Capital Markets — 1.6%
202,800	LPL Investment Holdings, Inc.(b)	6,193,512

	Chemicals — 4.7%
88,750	Kraton Performance Polymers, Inc.(b)	1,801,625
83,100	Olin Corp.	1,632,915
174,675	Scotts Miracle-Gro Co. (The), Class A	8,155,575
157,600	Sensient Technologies Corp.	5,973,040
37,375	TPC Group, Inc.(b)	871,959

		18,435,114

	Commercial Banks — 5.5%
430,525	Associated Banc-Corp	4,808,964
100,925	Bank of Hawaii Corp.	4,490,153
436,155	FirstMerit Corp.	6,599,025
143,125	Prosperity Bancshares, Inc.	5,775,094

		21,673,236

	Commercial Services & Supplies — 5.4%
81,700	Consolidated Graphics, Inc.(b)	3,944,476
344,650	Corrections Corp. of America(b)	7,020,520
367,150	KAR Auction Services, Inc.(b)	4,956,525
147,400	McGrath Rentcorp	4,273,126
35,978	Waste Connections, Inc.	1,192,311

		21,386,958

	Communications Equipment — 1.3%
121,625	ADTRAN, Inc.	3,668,210
218,250	Calix, Inc.(b)	1,412,078

		5,080,288

	Computers & Peripherals — 2.0%
338,025	QLogic Corp.(b)	5,070,375
181,425	Super Micro Computer, Inc.(b)	2,844,744

		7,915,119

	Construction & Engineering — 1.7%
249,850	MasTec, Inc.(b)	4,339,895
117,800	MYR Group, Inc.(b)	2,254,692

		6,594,587

	Construction Materials — 0.8%
115,675	Eagle Materials, Inc.	2,968,221

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Consumer Finance — 0.8%
89,450	First Cash Financial Services, Inc.(b)	$3,138,801

	Containers & Packaging — 3.6%
140,075	Packaging Corp. of America	3,535,493
280,075	Silgan Holdings, Inc.	10,822,098

		14,357,591

	Electric Utilities — 3.7%
128,600	Cleco Corp.	4,899,660
135,075	El Paso Electric Co.	4,678,998
233,225	Great Plains Energy, Inc.	5,079,640

		14,658,298

	Electrical Equipment — 1.7%
124,675	Thomas & Betts Corp.(b)	6,807,255

	Electronic Equipment, Instruments & Components — 0.8%
83,625	ScanSource, Inc.(b)	3,010,500

	Energy Equipment & Services — 3.4%
106,905	Oil States International, Inc.(b)	8,164,335
109,400	Unit Corp.(b)	5,076,160

		13,240,495

	Gas Utilities — 2.4%
177,675	Atmos Energy Corp.	5,925,461
59,100	South Jersey Industries, Inc.	3,357,471

		9,282,932

	Health Care Equipment & Supplies — 3.3%
137,825	Teleflex, Inc.	8,447,294
119,375	West Pharmaceutical Services, Inc.	4,530,281

		12,977,575

	Health Care Providers & Services — 1.1%
76,125	LifePoint Hospitals, Inc.(b)	2,828,044
52,300	Owens & Minor, Inc.	1,453,417

		4,281,461

	Hotels, Restaurants & Leisure — 1.5%
156,625	Choice Hotels International, Inc.	5,959,581

	Household Products — 0.7%
71,450	WD-40 Co.	2,887,295

	Insurance — 4.9%
841,725	CNO Financial Group, Inc.(b)	5,311,285
311,162	HCC Insurance Holdings, Inc.	8,556,955
278,300	Tower Group, Inc.	5,613,311

		19,481,551

	IT Services — 2.6%
264,150	Broadridge Financial Solutions, Inc.	5,956,583
74,800	CACI International, Inc., Class A(b)	4,182,816

		10,139,399

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Machinery — 3.5%
297,425	Actuant Corp., Class A	$6,748,573
78,075	Valmont Industries, Inc.	7,088,429

		13,837,002

	Media — 1.6%
140,075	John Wiley & Sons, Inc., Class A	6,219,330

	Multi Utilities — 1.3%
140,750	NorthWestern Corp.	5,037,443

	Oil, Gas & Consumable Fuels — 1.3%
179,164	Oasis Petroleum, Inc.(b)	5,211,881

	Professional Services — 2.1%
136,850	Towers Watson & Co., Class A	8,201,421

	REITs — Healthcare — 1.4%
565,350	Medical Properties Trust, Inc.	5,580,005

	REITs — Hotels — 0.6%
98,425	LaSalle Hotel Properties	2,382,869

	REITs — Office Property — 2.6%
193,800	Government Properties Income Trust	4,370,190
199,450	Highwoods Properties, Inc.	5,917,681

		10,287,871

	Road & Rail — 1.0%
166,600	Werner Enterprises, Inc.	4,015,060

	Semiconductors & Semiconductor Equipment — 4.4%
49,200	Cymer, Inc.(b)	2,448,192
259,825	Microsemi Corp.(b)	4,352,069
745,250	RF Micro Devices, Inc.(b)	4,024,350
115,100	Silicon Laboratories, Inc.(b)	4,997,642
75,825	Veeco Instruments, Inc.(b)	1,577,160

		17,399,413

	Software — 1.2%
168,900	Verint Systems, Inc.(b)	4,651,506

	Specialty Retail — 4.0%
241,322	Aaron’s, Inc.	6,438,471
80,375	DSW, Inc., Class A	3,553,379
21,050	Group 1 Automotive, Inc.	1,090,390
246,050	Penske Automotive Group, Inc.	4,736,462

		15,818,702

	Textiles, Apparel & Luxury Goods — 2.2%
57,425	PVH Corp.	4,047,888
128,525	Wolverine World Wide, Inc.	4,580,631

		8,628,519

	Thrifts & Mortgage Finance — 2.9%
526,650	Capitol Federal Financial, Inc.	6,077,541
374,475	Washington Federal, Inc.	5,238,905

		11,316,446

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Trading Companies & Distributors — 2.7%
93,600	United Rentals, Inc.(b)	$2,765,880
151,825	WESCO International, Inc.(b)	8,048,243

		10,814,123

	Total Common Stocks (Identified Cost $337,551,930)	351,106,006

Exchange Traded Funds — 4.5%
271,025	iShares Russell 2000 Value Index Fund (Identified Cost $17,551,478)	17,790,081

Closed End Investment Companies — 2.6%
643,550	Ares Capital Corp. (Identified Cost $9,991,374)	9,942,847

	Total Investments — 96.3% (Identified Cost $365,094,782)(a)	378,838,934
	Other assets less liabilities — 3.7%	14,662,836

	Net Assets — 100.0%	$393,501,770

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized appreciation on investments based on a cost of $369,036,461 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$25,865,668
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,063,195)

	Net unrealized appreciation	$9,802,473

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at December 31, 2011 (Unaudited)

Commercial Banks	5.5%
Commercial Services & Supplies	5.4
Insurance	4.9
Chemicals	4.7
Exchange Traded Funds	4.5
Semiconductors & Semiconductor Equipment	4.4
Specialty Retail	4.0
Electric Utilities	3.7
Containers & Packaging	3.6
Machinery	3.5
Energy Equipment & Services	3.4
Health Care Equipment & Supplies	3.3
Thrifts & Mortgage Finance	2.9
Trading Companies & Distributors	2.7
REITs - Office Property	2.6
IT Services	2.6
Closed End Investment Companies	2.6
Gas Utilities	2.4
Building Products	2.3
Textiles, Apparel & Luxury Goods	2.2
Professional Services	2.1
Computers & Peripherals	2.0
Other Investments, less than 2% each	21.0

Total Investments	96.3
Other assets less liabilities	3.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)

Common Stocks — 96.6% of Net Assets
	Auto Components — 1.5%
25,100	Autoliv, Inc.	$1,342,599
22,325	Tenneco, Inc.(b)	664,839

		2,007,438

	Capital Markets — 2.9%
216,175	Apollo Investment Corp.	1,392,167
142,250	SEI Investments Co.	2,468,038

		3,860,205

	Chemicals — 5.1%
27,050	Airgas, Inc.	2,112,064
27,900	Celanese Corp., Series A	1,235,133
21,750	FMC Corp.	1,871,370
28,450	International Flavors & Fragrances, Inc.	1,491,349

		6,709,916

	Commercial Banks — 4.3%
49,925	Comerica, Inc.	1,288,065
234,575	First Niagara Financial Group, Inc.	2,024,382
423,975	Huntington Bancshares, Inc.	2,327,623

		5,640,070

	Computers & Peripherals — 1.9%
153,700	NCR Corp.(b)	2,529,902

	Consumer Finance — 1.8%
90,100	Ezcorp, Inc., Class A(b)	2,375,937

	Containers & Packaging — 4.3%
95,400	Crown Holdings, Inc.(b)	3,203,532
99,575	Packaging Corp. of America	2,513,273

		5,716,805

	Electric Utilities — 6.4%
52,150	Edison International	2,159,010
114,375	Great Plains Energy, Inc.	2,491,087
98,175	N.V. Energy, Inc.	1,605,161
77,275	PPL Corp.	2,273,431

		8,528,689

	Electrical Equipment — 0.5%
12,275	Cooper Industries PLC	664,691

	Energy Equipment & Services — 1.1%
51,325	Superior Energy Services, Inc.(b)	1,459,683

	Food Products — 4.0%
24,275	Corn Products International, Inc.	1,276,622
28,450	J.M. Smucker Co. (The)	2,223,937
21,750	Ralcorp Holdings, Inc.(b)	1,859,625

		5,360,184

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Health Care Equipment & Supplies — 0.5%
16,175	Sirona Dental Systems, Inc.(b)	$712,347

	Health Care Providers & Services — 3.8%
90,650	HCA Holdings, Inc.(b)	1,997,020
12,275	Laboratory Corp. of America Holdings(b)	1,055,282
82,575	PSS World Medical, Inc.(b)	1,997,489

		5,049,791

	Health Care Technology — 1.1%
80,600	Allscripts Healthcare Solutions, Inc.(b)	1,526,564

	Hotels, Restaurants & Leisure — 0.7%
21,750	Darden Restaurants, Inc.	991,365

	Household Durables — 1.5%
65,000	Jarden Corp.	1,942,200

	Insurance — 6.0%
58,300	Reinsurance Group of America, Inc., Class A	3,046,175
66,950	Willis Group Holdings PLC	2,597,660
116,600	XL Group PLC	2,305,182

		7,949,017

	Internet Software & Services — 1.0%
88,700	Digital River, Inc.(b)	1,332,274

	IT Services — 2.9%
81,175	Broadridge Financial Solutions, Inc.	1,830,496
33,750	Fiserv, Inc.(b)	1,982,475

		3,812,971

	Leisure Equipment & Products — 1.4%
56,350	Hasbro, Inc.	1,797,002

	Life Sciences Tools & Services — 2.8%
35,975	Agilent Technologies, Inc.(b)	1,256,607
63,050	Life Technologies Corp.(b)	2,453,275

		3,709,882

	Machinery — 5.4%
26,500	AGCO Corp.(b)	1,138,705
14,225	Flowserve Corp.	1,412,827
46,850	Navistar International Corp.(b)	1,774,678
25,650	Snap-on, Inc.	1,298,403
34,600	WABCO Holdings, Inc.(b)	1,501,640

		7,126,253

	Media — 3.3%
86,200	CBS Corp., Class B	2,339,468
48,525	Discovery Communications, Inc., Class A(b)	1,988,069

		4,327,537

	Multi Utilities — 1.4%
83,950	CMS Energy Corp.	1,853,616

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Multiline Retail — 1.6%
56,350	Big Lots, Inc.(b)	$2,127,776

	Oil, Gas & Consumable Fuels — 2.8%
61,650	El Paso Corp.	1,638,040
12,825	Noble Energy, Inc.	1,210,552
9,475	Pioneer Natural Resources Co.	847,823

		3,696,415

	Pharmaceuticals — 2.6%
32,661	Valeant Pharmaceuticals International, Inc.(b)	1,524,942
130,825	Warner Chilcott PLC, Class A(b)	1,979,382

		3,504,324

	Professional Services — 3.4%
52,450	Towers Watson & Co., Class A	3,143,328
33,750	Verisk Analytics, Inc., Class A(b)	1,354,388

		4,497,716

	REITs — Apartments — 1.7%
96,225	Apartment Investment & Management Co., Class A	2,204,515

	REITs — Hotels — 1.8%
161,198	Host Hotels & Resorts, Inc.	2,380,894

	REITs — Office Property — 1.4%
27,050	SL Green Realty Corp.	1,802,612

	REITs — Shopping Centers — 1.2%
99,300	Kimco Realty Corp.	1,612,632

	Semiconductors & Semiconductor Equipment — 2.3%
44,625	Altera Corp.	1,655,587
47,975	Avago Technologies Ltd.	1,384,559

		3,040,146

	Software — 7.1%
47,975	BMC Software, Inc.(b)	1,572,620
29,850	Intuit, Inc.	1,569,812
52,150	Nuance Communications, Inc.(b)	1,312,094
105,725	Parametric Technology Corp.(b)	1,930,538
69,175	Rovi Corp.(b)	1,700,321
28,725	Solera Holdings, Inc.	1,279,412

		9,364,797

	Specialty Retail — 1.1%
33,475	Signet Jewelers Ltd.	1,471,561

	Textiles, Apparel & Luxury Goods — 1.1%
20,350	PVH Corp.	1,434,472

	Tobacco — 1.7%
19,525	Lorillard, Inc.	2,225,850

	Trading Companies & Distributors — 1.2%
31,250	WESCO International, Inc.(b)	1,656,563

	Total Common Stocks (Identified Cost $128,977,518)	128,004,612

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of December 31, 2011

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

Closed End Investment Companies — 1.6%
136,125	Ares Capital Corp. (Identified Cost $2,003,271)	$2,103,131

	Total Investments — 98.2% (Identified Cost $130,980,789)(a)	130,107,743
	Other assets less liabilities — 1.8%	2,441,396

	Net Assets — 100.0%	$132,549,139

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized depreciation on investments based on a cost of $131,527,848 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,754,636
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,174,741)

	Net unrealized depreciation	$(1,420,105)

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2011 (Unaudited)

Software	7.1%
Electric Utilities	6.4
Insurance	6.0
Machinery	5.4
Chemicals	5.1
Containers & Packaging	4.3
Commercial Banks	4.3
Food Products	4.0
Health Care Providers & Services	3.8
Professional Services	3.4
Media	3.3
Capital Markets	2.9
IT Services	2.9
Life Sciences Tools & Services	2.8
Oil, Gas & Consumable Fuels	2.8
Pharmaceuticals	2.6
Semiconductors & Semiconductor Equipment	2.3
Other Investments, less than 2% each	28.8

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  76

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund

Shares	Description	Value (†)

Common Stocks — 100.4% of Net Assets
	Aerospace & Defense — 2.5%
79	Boeing Co. (The)	$5,795
317	General Dynamics Corp.	21,052
157	Honeywell International, Inc.	8,533
306	L-3 Communications Holdings, Inc.	20,404
75	Lockheed Martin Corp.	6,067
333	Northrop Grumman Corp.	19,474
74	Precision Castparts Corp.	12,194
128	Raytheon Co.	6,193
1,051	Textron, Inc.	19,433
254	United Technologies Corp.	18,565

		137,710

	Air Freight & Logistics — 0.1%
98	United Parcel Service, Inc., Class B	7,173

	Airlines — 0.3%
2,054	Southwest Airlines Co.	17,582

	Auto Components — 0.2%
721	Goodyear Tire & Rubber Co. (The)(b)	10,217

	Automobiles — 0.6%
2,041	Ford Motor Co.(b)	21,961
247	Harley-Davidson, Inc.	9,601

		31,562

	Beverages — 2.0%
90	Brown-Forman Corp., Class B	7,246
720	Coca-Cola Co. (The)	50,378
466	Coca-Cola Enterprises, Inc.	12,013
831	Constellation Brands, Inc., Class A(b)	17,177
247	Dr Pepper Snapple Group, Inc.	9,752
259	PepsiCo, Inc.	17,185

		113,751

	Biotechnology — 0.8%
198	Amgen, Inc.	12,714
289	Biogen Idec, Inc.(b)	31,804

		44,518

	Capital Markets — 1.0%
466	Bank of New York Mellon Corp.	9,278
219	Goldman Sachs Group, Inc. (The)	19,804
1,590	Morgan Stanley	24,057

		53,139

	Chemicals — 1.1%
73	Airgas, Inc.	5,700
139	CF Industries Holdings, Inc.	20,152
288	Dow Chemical Co. (The)	8,283
102	Ecolab, Inc.	5,897
335	Monsanto Co.	23,473

		63,505

See accompanying notes to financial statements.

77  |

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Commercial Banks — 1.9%
1,056	Huntington Bancshares, Inc.	$5,797
2,901	KeyCorp	22,309
164	PNC Financial Services Group, Inc.	9,458
3,060	Regions Financial Corp.	13,158
407	SunTrust Banks, Inc.	7,204
1,734	Wells Fargo & Co.	47,789

		105,715

	Commercial Services & Supplies — 0.9%
485	Iron Mountain, Inc.	14,938
515	Pitney Bowes, Inc.	9,548
302	Republic Services, Inc.	8,320
1,255	RR Donnelley & Sons Co.	18,110

		50,916

	Communications Equipment — 1.3%
1,393	Cisco Systems, Inc.	25,185
409	Motorola Solutions, Inc.	18,933
487	QUALCOMM, Inc.	26,639

		70,757

	Computers & Peripherals — 4.9%
429	Apple, Inc.(b)	173,745
1,160	Dell, Inc.(b)	16,971
581	EMC Corp.(b)	12,515
1,335	Hewlett-Packard Co.	34,389
378	Lexmark International, Inc., Class A	12,500
171	SanDisk Corp.(b)	8,415
528	Western Digital Corp.(b)	16,342

		274,877

	Construction & Engineering — 0.2%
267	Fluor Corp.	13,417

	Consumer Finance — 1.1%
218	American Express Co.	10,283
609	Capital One Financial Corp.	25,755
1,079	Discover Financial Services	25,896

		61,934

	Containers & Packaging — 0.4%
284	Bemis Co., Inc.	8,543
889	Sealed Air Corp.	15,299

		23,842

	Distributors — 0.1%
108	Genuine Parts Co.	6,610

	Diversified Consumer Services — 0.7%
294	Apollo Group, Inc., Class A(b)	15,838
318	DeVry, Inc.	12,230
656	H&R Block, Inc.	10,712

		38,780

See accompanying notes to financial statements.

|  78

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Diversified Financial Services — 2.4%
2,179	Bank of America Corp.	$12,115
1,194	Citigroup, Inc.	31,414
1,652	JPMorgan Chase & Co.	54,929
336	Leucadia National Corp.	7,641
506	Moody’s Corp.	17,042
405	NASDAQ OMX Group, Inc. (The)(b)	9,927

		133,068

	Diversified Telecommunication Services — 2.4%
2,442	AT&T, Inc.	73,846
1,476	Verizon Communications, Inc.	59,217

		133,063

	Electric Utilities — 1.2%
226	American Electric Power Co., Inc.	9,336
395	Duke Energy Corp.	8,690
129	Exelon Corp.	5,595
371	FirstEnergy Corp.	16,435
99	NextEra Energy, Inc.	6,027
121	Pinnacle West Capital Corp.	5,830
208	PPL Corp.	6,120
218	Southern Co. (The)	10,091

		68,124

	Electronic Equipment, Instruments & Components — 0.2%
614	Jabil Circuit, Inc.	12,071

	Energy Equipment & Services — 1.4%
244	FMC Technologies, Inc.(b)	12,744
166	Halliburton Co.	5,728
114	Helmerich & Payne, Inc.	6,653
425	National Oilwell Varco, Inc.	28,896
383	Schlumberger Ltd.	26,163

		80,184

	Food & Staples Retailing — 2.7%
205	Costco Wholesale Corp.	17,081
847	CVS Caremark Corp.	34,541
243	Kroger Co. (The)	5,885
682	Safeway, Inc.	14,349
2,092	SUPERVALU, Inc.	16,987
533	Wal-Mart Stores, Inc.	31,852
371	Walgreen Co.	12,265
288	Whole Foods Market, Inc.	20,039

		152,999

	Food Products — 3.0%
978	ConAgra Foods, Inc.	25,819
2,429	Dean Foods Co.(b)	27,205
140	General Mills, Inc.	5,657
171	Hershey Co. (The)	10,564

See accompanying notes to financial statements.

79  |

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Food Products — continued
498	Hormel Foods Corp.	$14,587
76	J.M. Smucker Co. (The)	5,941
780	Kraft Foods, Inc., Class A	29,141
180	Mead Johnson Nutrition Co.	12,371
345	Sara Lee Corp.	6,527
1,332	Tyson Foods, Inc., Class A	27,493

		165,305

	Gas Utilities — 0.4%
84	AGL Resources, Inc.	3,550
245	Oneok, Inc.	21,239

		24,789

	Health Care Equipment & Supplies — 0.7%
122	Baxter International, Inc.	6,037
1,004	Boston Scientific Corp.(b)	5,361
147	Covidien PLC	6,617
40	Intuitive Surgical, Inc.(b)	18,520

		36,535

	Health Care Providers & Services — 5.1%
733	Aetna, Inc.	30,925
428	AmerisourceBergen Corp.	15,917
295	Cardinal Health, Inc.	11,980
467	CIGNA Corp.	19,614
1,070	Coventry Health Care, Inc.(b)	32,496
614	Humana, Inc.	53,792
301	McKesson Corp.	23,451
1,173	UnitedHealth Group, Inc.	59,448
527	WellPoint, Inc.	34,914

		282,537

	Health Care Technology — 0.3%
262	Cerner Corp.(b)	16,047

	Hotels, Restaurants & Leisure — 2.4%
81	Chipotle Mexican Grill, Inc.(b)	27,357
312	McDonald’s Corp.	31,303
541	Starbucks Corp.	24,891
696	Wyndham Worldwide Corp.	26,330
140	Wynn Resorts Ltd.	15,469
98	Yum! Brands, Inc.	5,783

		131,133

	Household Durables — 0.9%
527	Harman International Industries, Inc.	20,047
538	Leggett & Platt, Inc.	12,396
1,207	Newell Rubbermaid, Inc.	19,493

		51,936

See accompanying notes to financial statements.

|  80

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Household Products — 1.6%
197	Colgate-Palmolive Co.	$18,201
88	Kimberly-Clark Corp.	6,473
987	Procter & Gamble Co. (The)	65,843

		90,517

	Independent Power Producers & Energy Traders — 0.8%
1,792	AES Corp. (The)(b)	21,217
599	Constellation Energy Group, Inc.	23,763

		44,980

	Industrial Conglomerates — 2.1%
5,520	General Electric Co.	98,863
356	Tyco International Ltd.	16,629

		115,492

	Insurance — 2.6%
120	ACE Ltd.	8,414
796	American International Group, Inc.(b)	18,467
219	Berkshire Hathaway, Inc., Class B(b)	16,710
1,102	Hartford Financial Services Group, Inc. (The)	17,908
1,112	Lincoln National Corp.	21,595
196	Loews Corp.	7,379
271	Marsh & McLennan Cos., Inc.	8,569
767	MetLife, Inc.	23,915
297	Prudential Financial, Inc.	14,886
404	Unum Group	8,512

		146,355

	Internet & Catalog Retail — 0.5%
94	Amazon.com, Inc.(b)	16,271
25	Priceline.com, Inc.(b)	11,693

		27,964

	Internet Software & Services — 1.1%
376	eBay, Inc.(b)	11,404
67	Google, Inc., Class A(b)	43,275
1,132	Monster Worldwide, Inc.(b)	8,977

		63,656

	IT Services — 4.9%
321	Accenture PLC, Class A	17,087
175	Automatic Data Processing, Inc.	9,452
645	Computer Sciences Corp.	15,286
601	Fidelity National Information Services, Inc.	15,981
196	Fiserv, Inc.(b)	11,513
607	International Business Machines Corp.	111,615
71	MasterCard, Inc., Class A	26,470
1,379	SAIC, Inc.(b)	16,948
375	Teradata Corp.(b)	18,191
595	Total System Services, Inc.	11,638
175	Visa, Inc., Class A	17,768

		271,949

See accompanying notes to financial statements.

81  |

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Leisure Equipment & Products — 0.1%
230	Mattel, Inc.	$6,385

	Life Sciences Tools & Services — 0.6%
281	Life Technologies Corp.(b)	10,934
463	Thermo Fisher Scientific, Inc.(b)	20,821

		31,755

	Machinery — 0.4%
107	Caterpillar, Inc.	9,694
207	Ingersoll-Rand PLC	6,307
99	Parker Hannifin Corp.	7,549

		23,550

	Media — 3.1%
1,489	CBS Corp., Class B	40,412
2,193	Comcast Corp., Class A	51,996
120	DIRECTV, Class A(b)	5,131
1,924	Gannett Co., Inc.	25,724
168	McGraw-Hill Cos., Inc. (The)	7,555
830	News Corp., Class A	14,807
202	Time Warner Cable, Inc.	12,841
163	Time Warner, Inc.	5,891
168	Viacom, Inc., Class B	7,629

		171,986

	Metals & Mining —1.0%
2,185	Alcoa, Inc.	18,900
153	Cliffs Natural Resources, Inc.	9,539
277	Freeport-McMoRan Copper & Gold, Inc.	10,191
410	Nucor Corp.	16,224

		54,854

	Multi Utilities — 1.8%
624	Ameren Corp.	20,673
674	CenterPoint Energy, Inc.	13,541
179	Consolidated Edison, Inc.	11,103
206	Dominion Resources, Inc.	10,934
270	DTE Energy Co.	14,702
321	Integrys Energy Group, Inc.	17,392
510	NiSource, Inc.	12,143

		100,488

	Multiline Retail — 1.3%
234	Big Lots, Inc.(b)	8,836
205	J.C. Penney Co., Inc.	7,206
177	Kohl’s Corp.	8,735
1,187	Macy’s, Inc.	38,197
149	Nordstrom, Inc.	7,407

		70,381

See accompanying notes to financial statements.

|  82

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Office Electronics — 0.3%
2,096	Xerox Corp.	$16,684

	Oil, Gas & Consumable Fuels — 13.0%
464	Alpha Natural Resources, Inc.(b)	9,479
238	Anadarko Petroleum Corp.	18,167
79	Apache Corp.	7,156
343	Cabot Oil & Gas Corp.	26,034
288	Chesapeake Energy Corp.	6,419
1,165	Chevron Corp.	123,956
963	ConocoPhillips	70,174
1,036	El Paso Corp.	27,526
299	EQT Corp.	16,382
2,515	ExxonMobil Corp.	213,171
100	Hess Corp.	5,680
1,128	Marathon Oil Corp.	33,017
444	Marathon Petroleum Corp.	14,781
138	Murphy Oil Corp.	7,692
224	Occidental Petroleum Corp.	20,989
284	Range Resources Corp.	17,591
390	Spectra Energy Corp.	11,992
1,871	Tesoro Corp.(b)	43,707
1,476	Valero Energy Corp.	31,070
599	Williams Cos., Inc. (The)	19,779

		724,762

	Paper & Forest Products — 0.5%
984	International Paper Co.	29,126

	Personal Products — 0.5%
231	Estee Lauder Cos., Inc. (The), Class A	25,946

	Pharmaceuticals — 5.0%
398	Abbott Laboratories	22,380
88	Allergan, Inc.	7,721
650	Bristol-Myers Squibb Co.	22,906
569	Eli Lilly & Co.	23,648
589	Forest Laboratories, Inc.(b)	17,823
888	Johnson & Johnson	58,235
307	Merck & Co., Inc.	11,574
4,739	Pfizer, Inc.	102,552
242	Watson Pharmaceuticals, Inc.(b)	14,602

		281,441

	Real Estate Management & Development — 0.1%
480	CBRE Group, Inc.(b)	7,306

	REITs — Apartments — 0.1%
48	AvalonBay Communities, Inc.	6,269

	REITs — Diversified — 0.6%
178	Vornado Realty Trust	13,681
1,156	Weyerhaeuser Co.	21,583

		35,264

See accompanying notes to financial statements.

83  |

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	REITs — Healthcare — 0.2%
290	HCP, Inc.	$12,015

	REITs — Regional Malls — 0.3%
129	Simon Property Group, Inc.	16,633

	REITs — Storage — 0.3%
114	Public Storage	15,328

	REITs — Warehouse/Industrials — 0.1%
228	ProLogis, Inc.	6,518

	Road & Rail — 0.5%
111	Norfolk Southern Corp.	8,087
105	Ryder System, Inc.	5,580
119	Union Pacific Corp.	12,607

		26,274

	Semiconductors & Semiconductor Equipment — 2.5%
1,955	Applied Materials, Inc.	20,938
185	Broadcom Corp., Class A(b)	5,432
1,983	Intel Corp.	48,088
235	KLA-Tencor Corp.	11,339
1,305	LSI Corp.(b)	7,765
345	Novellus Systems, Inc.(b)	14,245
453	NVIDIA Corp.(b)	6,278
1,390	Teradyne, Inc.(b)	18,946
175	Xilinx, Inc.	5,610

		138,641

	Software — 3.1%
487	CA, Inc.	9,845
706	Compuware Corp.(b)	5,874
613	Electronic Arts, Inc.(b)	12,628
103	Intuit, Inc.	5,417
3,438	Microsoft Corp.	89,250
1,439	Oracle Corp.	36,910
1,006	Symantec Corp.(b)	15,744

		175,668

	Specialty Retail — 4.2%
628	AutoNation, Inc.(b)	23,154
39	AutoZone, Inc.(b)	12,674
263	Bed Bath & Beyond, Inc.(b)	15,246
711	Best Buy Co., Inc.	16,616
1,129	GameStop Corp., Class A(b)	27,243
321	Gap, Inc. (The)	5,955
636	Home Depot, Inc. (The)	26,737
661	Limited Brands, Inc.	26,671
570	Lowe’s Cos., Inc.	14,467
155	O’Reilly Automotive, Inc.(b)	12,392
420	Ross Stores, Inc.	19,963
1,046	Staples, Inc.	14,529
311	TJX Cos., Inc. (The)	20,075

		235,722

See accompanying notes to financial statements.

|  84

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Textiles, Apparel & Luxury Goods — 1.0%
148	Coach, Inc.	$9,034
79	NIKE, Inc., Class B	7,613
143	Ralph Lauren Corp.	19,745
143	VF Corp.	18,160

		54,552

	Tobacco — 2.0%
728	Altria Group, Inc.	21,585
162	Lorillard, Inc.	18,468
703	Philip Morris International, Inc.	55,171
392	Reynolds American, Inc.	16,237

		111,461

	Trading Companies & Distributors — 0.7%
497	Fastenal Co.	21,674
95	W.W. Grainger, Inc.	17,783

		39,457

	Wireless Telecommunication Services — 0.3%
7,460	Sprint Nextel Corp.(b)	17,456

	Total Common Stocks (Identified Cost $5,342,387)	5,610,631

	Total Investments — 100.4% (Identified Cost $5,342,387)(a)	5,610,631
	Other assets less liabilities — (0.4)%	(20,262)

	Net Assets — 100.0%	$5,590,369

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized appreciation on investments based on a cost of $5,363,373 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$580,065
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(332,807)

	Net unrealized appreciation	$247,258

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

85  |

Portfolio of Investments – as of December 31, 2011

Westpeak ActiveBeta® Equity Fund – (continued)

Industry Summary at December 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	13.0%
Health Care Providers & Services	5.1
Pharmaceuticals	5.0
Computers & Peripherals	4.9
IT Services	4.9
Specialty Retail	4.2
Software	3.1
Media	3.1
Food Products	3.0
Food & Staples Retailing	2.7
Insurance	2.6
Semiconductors & Semiconductor Equipment	2.5
Aerospace & Defense	2.5
Diversified Financial Services	2.4
Diversified Telecommunication Services	2.4
Hotels, Restaurants & Leisure	2.4
Industrial Conglomerates	2.1
Beverages	2.0
Tobacco	2.0
Other Investments, less than 2% each	30.5

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  86

Statements of Assets and Liabilities

December 31, 2011

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund
ASSETS
Investments at cost	$601,185,494	$119,500,332	$70,728,687
Net unrealized appreciation	14,420,156	5,615,187	1,192,760

Investments at value	615,605,650	125,115,519	71,921,447
Cash	—	67,400	—
Foreign currency at value (identified cost $0, $0 and $29,921)	—	—	28,745
Receivable for Fund shares sold	474,311	11,615	2,668,850
Receivable for securities sold	2,860,677	—	141,560
Dividends and interest receivable	1,180,931	162,895	565,701
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	38,350
Tax reclaims receivable	—	—	462

TOTAL ASSETS	620,121,569	125,357,429	75,365,115

LIABILITIES
Payable for securities purchased	4,484,857	189,981	55,354
Payable for Fund shares redeemed	1,352,119	73,457	102,001
Payable to custodian bank (Note 9)	—	—	41,742
Dividends payable	37	—	—
Management fees payable (Note 6)	370,677	86,847	33,319
Deferred Trustees’ fees (Note 6)	663,506	347,645	51,510
Administrative fees payable (Note 6)	24,413	4,928	2,819
Other accounts payable and accrued expenses	180,411	101,338	53,183

TOTAL LIABILITIES	7,076,020	804,196	339,928

NET ASSETS	$613,045,549	$124,553,233	$75,025,187

NET ASSETS CONSIST OF:
Paid-in capital	$627,100,983	$130,454,718	$93,901,561
Distributions in excess of net investment income	(663,505)	(347,644)	(112,482)
Accumulated net realized loss on investments and foreign currency transactions	(27,812,085)	(11,169,028)	(19,988,229)
Net unrealized appreciation on investments and foreign currency translations	14,420,156	5,615,187	1,224,337

NET ASSETS	$613,045,549	$124,553,233	$75,025,187

See accompanying notes to financial statements.

87  |

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$503,330,445	$107,978,171	$45,211,251

Shares of beneficial interest	53,751,150	7,791,787	4,209,234

Net asset value and redemption price per share	$9.36	$13.86	$10.74

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$9.93	$14.71	$11.25

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,295,911	$3,341,153	$—

Shares of beneficial interest	629,776	261,791	—

Net asset value and offering price per share	$8.41	$12.76	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$47,415,928	$5,667,126	$29,813,936

Shares of beneficial interest	5,666,992	445,594	2,782,529

Net asset value and offering price per share	$8.37	$12.72	$10.71

Class Y shares:
Net assets	$57,003,265	$7,566,783	$—

Shares of beneficial interest	5,943,852	528,284	—

Net asset value, offering and redemption price per share	$9.59	$14.32	$—

See accompanying notes to financial statements.

|  88

Statements of Assets and Liabilities (continued)

December 31, 2011

	Natixis U.S. Multi-Cap Equity Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
ASSETS
Investments at cost	$296,066,812	$365,094,782	$130,980,789	$5,342,387
Net unrealized appreciation (depreciation)	33,161,957	13,744,152	(873,046)	268,244

Investments at value	329,228,769	378,838,934	130,107,743	5,610,631
Cash	68,958	—	—	24,042
Receivable for Fund shares sold	110,984	277,745	671,672	—
Receivable from investment adviser (Note 6)	—	—	—	6,308
Receivable for securities sold	1,704,934	31,901,958	2,797,612	—
Dividends receivable	293,308	607,464	288,621	6,986
Tax reclaims receivable	—	—	—	64

TOTAL ASSETS	331,406,953	411,626,101	133,865,648	5,648,031

LIABILITIES
Payable for securities purchased	1,518,470	—	—	—
Payable for Fund shares redeemed	305,134	1,681,086	452,345	—
Payable to custodian bank (Note 9)	—	15,846,616	676,489	—
Management fees payable (Note 6)	191,708	323,695	102,786	—
Deferred Trustees’ fees (Note 6)	387,492	145,562	27,627	10,642
Administrative fees payable (Note 6)	13,083	16,739	5,305	218
Other accounts payable and accrued expenses	195,427	110,633	51,957	46,802

TOTAL LIABILITIES	2,611,314	18,124,331	1,316,509	57,662

NET ASSETS	$328,795,639	$393,501,770	$132,549,139	$5,590,369

NET ASSETS CONSIST OF:
Paid-in capital	$298,019,995	$378,223,086	$134,411,294	$5,373,499
Distributions in excess of net investment income/Accumulated net investment (loss)	(387,492)	(145,563)	(27,627)	(10,642)
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(1,998,821)	1,680,095	(961,482)	(40,732)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	33,161,957	13,744,152	(873,046)	268,244

NET ASSETS	$328,795,639	$393,501,770	$132,549,139	$5,590,369

See accompanying notes to financial statements.

89  |

	Natixis U.S. Multi-Cap Equity Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$281,467,027	$228,445,117	$21,308,215	$1,115

Shares of beneficial interest	11,947,233	12,878,778	1,540,794	107

Net asset value and redemption price per share	$23.56	$17.74	$13.83	$10.42

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$25.00	$18.82	$14.67	$11.06

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$16,819,510	$4,656,757	$—	$—

Shares of beneficial interest	843,800	313,768	—	—

Net asset value and offering price per share	$19.93	$14.84	$—	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$28,461,662	$30,284,481	$1,822,329	$1,106

Shares of beneficial interest	1,427,215	2,039,770	133,988	106

Net asset value and offering price per share	$19.94	$14.85	$13.60	$10.43

Class Y shares:
Net assets	$2,047,440	$130,115,415	$109,418,595	$5,588,148

Shares of beneficial interest	80,214	7,233,494	7,875,024	536,235

Net asset value, offering and redemption price per share	$25.52	$17.99	$13.89	$10.42

See accompanying notes to financial statements.

|  90

Statements of Operations

For the Year Ended December 31, 2011

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund
INVESTMENT INCOME
Dividends	$12,899,668	$2,519,321	$956,535
Interest	6,274	—	1,954,055
Less net foreign taxes withheld	(246,466)	(1,970)	(2,165)

	12,659,476	2,517,351	2,908,425

Expenses
Management fees (Note 6)	5,606,397	943,175	372,393
Service and distribution fees (Note 6)	2,295,898	397,144	382,142
Administrative fees (Note 6)	375,325	62,532	31,422
Trustees’ fees and expenses (Note 6)	13,911	9,698	15,636
Transfer agent fees and expenses (Note 6)	862,520	227,161	39,086
Audit and tax services fees	49,368	44,294	48,565
Custodian fees and expenses	69,224	22,614	39,125
Legal fees	10,885	1,745	921
Registration fees	63,070	61,612	37,734
Shareholder reporting expenses	7,781	17,219	1,152
Miscellaneous expenses	25,437	10,477	9,688

Total expenses	9,379,816	1,797,671	977,864
Fee/expense recovery (Note 6)	—	12,722	—

Net expenses	9,379,816	1,810,393	977,864

Net investment income	3,279,660	706,958	1,930,561

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	100,088,779	2,453,610	1,493,030
Foreign currency transactions	—	—	15,970
Net change in unrealized appreciation (depreciation) on:
Investments	(243,921,485)	(5,021,499)	789,044
Foreign currency translations	—	—	35,679

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(143,832,706)	(2,567,889)	2,333,723

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(140,553,046)	$(1,860,931)	$4,264,284

See accompanying notes to financial statements.

91  |

	Natixis U.S. Multi-Cap Equity Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
INVESTMENT INCOME
Dividends	$4,338,223	$9,247,606	$1,284,883	$108,200
Interest	386	670	—	—
Less net foreign taxes withheld	(1,507)	—	—	(39)

	4,337,102	9,248,276	1,284,883	108,161

Expenses
Management fees (Note 6)	3,067,347	4,683,409	751,591	34,511
Service and distribution fees (Note 6)	1,302,102	1,113,065	63,403	14
Administrative fees (Note 6)	168,613	241,496	43,591	58,959
Trustees’ fees and expenses (Note 6)	12,952	21,085	16,574	15,521
Transfer agent fees and expenses (Note 6)	590,812	605,056	80,716	131
Audit and tax services fees	58,093	42,279	41,083	42,657
Custodian fees and expenses	47,129	34,928	28,347	17,704
Legal fees	5,150	6,856	1,081	79
Registration fees	71,411	67,847	79,111	54,572
Shareholder reporting expenses	63,995	21,240	15,926	3,319
Miscellaneous expenses	23,119	27,953	10,575	6,639

Total expenses	5,410,723	6,865,214	1,131,998	234,106
Fee/expense recovery (Note 6)	—	—	11,599	—
Less waiver and/or expense reimbursement (Note 6)	(130,628)	—	—	(179,450)

Net expenses	5,280,095	6,865,214	1,143,597	54,656

Net investment income (loss)	(942,993)	2,383,062	141,286	53,505

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	50,091,819	70,526,494	4,262,752	205,202
Options written	(1,415,833)	—	—	—
Foreign currency transactions	4,555	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(57,781,932)	(91,520,839)	(8,855,945)	(390,800)
Foreign currency translations	(99)	—	—	—

Net realized and unrealized loss on investments, options written and foreign currency transactions	(9,101,490)	(20,994,345)	(4,593,193)	(185,598)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,044,483)	$(18,611,283)	$(4,451,907)	$(132,093)

See accompanying notes to financial statements.

|  92

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$3,279,660	$4,542,096
Net realized gain on investments	100,088,779	145,665,093
Net change in unrealized appreciation (depreciation) on investments	(243,921,485)	3,002,654

Net increase (decrease) in net assets resulting from operations	(140,553,046)	153,209,843

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,783,146)	(3,682,006)
Class B	—	(375)
Class C	—	(2,612)
Class Y	(488,284)	(963,306)

Total distributions	(3,271,430)	(4,648,299)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(225,503,135)	(212,514,662)

Net decrease in net assets	(369,327,611)	(63,953,118)
NET ASSETS
Beginning of the year	982,373,160	1,046,326,278

End of the year	$613,045,549	$982,373,160

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(663,505)	$(680,128)

See accompanying notes to financial statements.

93  |

	Harris Associates Large Cap Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$706,958	$401,990
Net realized gain (loss) on investments	2,453,610	(1,313,526)
Net change in unrealized appreciation (depreciation) on investments	(5,021,499)	17,456,589

Net increase (decrease) in net assets resulting from operations	(1,860,931)	16,545,053

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(683,171)	(471,512)
Class B	(1,388)	(7,875)
Class C	(2,052)	(8,448)
Class Y	(65,626)	(58,296)

Total distributions	(752,237)	(546,131)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(14,370,952)	(10,294,109)

Net increase (decrease) in net assets	(16,984,120)	5,704,813
NET ASSETS
Beginning of the year	141,537,353	135,832,540

End of the year	$124,553,233	$141,537,353

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(347,644)	$(316,203)

See accompanying notes to financial statements.

|  94

Statements of Changes in Net Assets (continued)

	Natixis Diversified Income Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$1,930,561	$1,898,058
Net realized gain on investments and foreign currency transactions	1,509,000	966,526
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	824,723	6,183,219

Net increase in net assets resulting from operations	4,264,284	9,047,803

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,534,282)	(1,156,917)
Class C	(889,904)	(644,276)

Total distributions	(2,424,186)	(1,801,193)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	10,043,167	(3,201,800)

Net increase in net assets	11,883,265	4,044,810
NET ASSETS
Beginning of the year	63,141,922	59,097,112

End of the year	$75,025,187	$63,141,922

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(112,482)	$95,062

See accompanying notes to financial statements.

95  |

	Natixis U.S. Multi-Cap Equity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(942,993)	$4,989
Net realized gain on investments, options written and foreign currency transactions	48,680,541	40,357,533
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(57,782,031)	28,130,781

Net increase (decrease) in net assets resulting from operations	(10,044,483)	68,493,303

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(487,074)
Class Y	—	(4,611)
Net realized capital gains
Class A	(10,196,143)	—
Class B	(713,254)	—
Class C	(1,213,844)	—
Class Y	(68,334)	—

Total distributions	(12,191,575)	(491,685)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(24,368,296)	(44,819,314)

Increase from regulatory settlements	—	61,116

Net increase (decrease) in net assets	(46,604,354)	23,243,420
NET ASSETS
Beginning of the year	375,399,993	352,156,573

End of the year	$328,795,639	$375,399,993

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(387,492)	$(396,189)

See accompanying notes to financial statements.

|  96

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$2,383,062	$91,305
Net realized gain on investments	70,526,494	119,759,809
Net change in unrealized appreciation (depreciation) on investments	(91,520,839)	(2,048,591)

Net increase (decrease) in net assets resulting from operations	(18,611,283)	117,802,523

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,089,250)	—
Class B	(280)	—
Class Y	(986,874)	—
Net realized capital gains
Class A	(49,424,710)	(49,985,276)
Class B	(1,141,557)	(1,639,642)
Class C	(7,191,157)	(7,933,438)
Class Y	(29,760,594)	(40,435,533)

Total distributions	(89,594,422)	(99,993,889)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(29,639,917)	(92,687,439)

Increase from regulatory settlements	—	493,744

Net decrease in net assets	(137,845,622)	(74,385,061)
NET ASSETS
Beginning of the year	531,347,392	605,732,453

End of the year	$393,501,770	$531,347,392

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(145,563)	$(142,132)

See accompanying notes to financial statements.

97  |

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$141,286	$293,964
Net realized gain (loss) on investments	4,262,752	(366,346)
Net change in unrealized appreciation (depreciation) on investments	(8,855,945)	7,380,666

Net increase (decrease) in net assets resulting from operations	(4,451,907)	7,308,284

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(53,709)
Class C	—	(2,143)
Class Y	(112,793)	(226,813)
Net realized capital gains
Class A	(786,318)	(13,079)
Class C	(66,223)	(823)
Class Y	(4,052,804)	(51,747)
Distributions from paid-in capital
Class A	—	(44,021)
Class C	—	(1,747)
Class Y	—	(186,046)

Total distributions	(5,018,138)	(580,128)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	89,212,415	33,438,367

Net increase in net assets	79,742,370	40,166,523
NET ASSETS
Beginning of the year	52,806,769	12,640,246

End of the year	$132,549,139	$52,806,769

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(27,627)	$(21,416)

See accompanying notes to financial statements.

|  98

Statements of Changes in Net Assets (continued)

	Westpeak ActiveBeta® Equity Fund
	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)
FROM OPERATIONS:
Net investment income	$53,505	$25,178
Net realized gain on investments	205,202	36,238
Net change in unrealized appreciation (depreciation) on investments	(390,800)	659,044

Net increase (decrease) in net assets resulting from operations	(132,093)	720,460

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(9)	(5)
Class C	— (b)	(1)
Class Y	(59,771)	(29,250)
Net realized capital gains
Class A	(57)	—
Class C	(57)	—
Class Y	(285,292)	—

Total distributions	(345,186)	(29,256)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	345,186	5,031,258

Net increase (decrease) in net assets	(132,093)	5,722,462
NET ASSETS
Beginning of the year	5,722,462	—

End of the year	$5,590,369	$5,722,462

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(10,642)	$(2,678)

(a)	From commencement of operations on July 30, 2010 through December 31, 2010.
(b)	Amount rounds to less than $1.00.

See accompanying notes to financial statements.

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|  100

Financial Highlights

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2011	$11.12	$0.05		$(1.76)	$(1.71)	$(0.05)	$—	$(0.05)
12/31/2010	9.54	0.05	(g)	1.58	1.63	(0.05)	—	(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
12/31/2008	13.01	0.09		(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
12/31/2007	10.70	0.05		3.54	3.59	(0.13)	(1.15)	(1.28)
Class B
12/31/2011	10.01	(0.03)		(1.57)	(1.60)	—	—	—
12/31/2010	8.61	(0.02	)(g)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
12/31/2008	11.81	(0.00)		(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
12/31/2007	9.84	(0.04)		3.24	3.20	(0.08)	(1.15)	(1.23)
Class C
12/31/2011	9.96	(0.03)		(1.56)	(1.59)	—	—	—
12/31/2010	8.57	(0.02	)(g)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
12/31/2008	11.79	0.02		(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
12/31/2007	9.84	(0.03)		3.22	3.19	(0.09)	(1.15)	(1.24)
Class Y
12/31/2011	11.40	0.07		(1.80)	(1.73)	(0.08)	—	(0.08)
12/31/2010	9.78	0.07	(g)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)
12/31/2008	13.32	0.13		(5.09)	(4.96)	(0.08)	(0.44)	(0.52)
12/31/2007	10.93	0.09		3.61	3.70	(0.16)	(1.15)	(1.31)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

101  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$ —		$9.36	(15.36)	$503,330	1.13	1.13	0.45		236
—		11.12	17.14	753,518	1.16	1.16	0.52	(g)	146
—		9.54	25.19	693,386	1.19	1.19	0.69		170
0.00	(h)	7.66	(38.36)	796,146	1.10	1.10	0.83		211
0.00		13.01	34.42	826,867	1.17	1.17	0.45		179

—		8.41	(15.98)	5,296	1.88	1.88	(0.32)		236
—		10.01	16.26	9,934	1.91	1.91	(0.28	)(g)	146
—		8.61	24.42	12,401	1.94	1.94	(0.11)		170
0.00	(h)	6.92	(38.90)	13,971	1.85	1.85	(0.03)		211
0.00		11.81	33.41	32,297	1.92	1.92	(0.34)		179

—		8.37	(15.96)	47,416	1.88	1.88	(0.32)		236
—		9.96	16.22	81,291	1.91	1.91	(0.23	)(g)	146
—		8.57	24.42	75,098	1.95	1.95	(0.14)		170
0.00	(h)	6.89	(38.85)	59,544	1.85	1.85	0.17		211
0.00		11.79	33.47	19,753	1.93	1.93	(0.24)		179

—		9.59	(15.16)	57,003	0.87	0.87	0.62		236
—		11.40	17.39	137,631	0.91	0.91	0.69	(g)	146
—		9.78	25.75	265,441	0.94	0.94	0.64		170
0.00	(h)	7.84	(38.28)	44,240	0.85	0.85	1.21		211
0.00		13.32	34.75	17,520	0.90	0.90	0.74		179

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.
(h)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2011	$14.17	$0.08		$(0.30)		$(0.22)	$(0.09)	$—	$(0.09)
12/31/2010	12.58	0.05		1.60		1.65	(0.06)	—	(0.06)
12/31/2009	8.77	0.05	(h)	3.81		3.86	(0.05)	—	(0.05)
12/31/2008	14.97	0.13		(6.20)		(6.07)	(0.13)	—	(0.13)
12/31/2007	15.49	0.05		(0.48	)(i)	(0.43)	(0.09)	—	(0.09)
Class B
12/31/2011	13.07	(0.03)		(0.28)		(0.31)	(0.00)	—	(0.00)
12/31/2010	11.65	(0.05)		1.48		1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(h)	3.52		3.50	(0.01)	—	(0.01)
12/31/2008	13.84	0.03		(5.70)		(5.67)	(0.01)	—	(0.01)
12/31/2007	14.39	(0.06)		(0.45	)(i)	(0.51)	(0.04)	—	(0.04)
Class C
12/31/2011	13.02	(0.03)		(0.27)		(0.30)	(0.00)	—	(0.00)
12/31/2010	11.61	(0.05)		1.47		1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(h)	3.51		3.49	(0.01)	—	(0.01)
12/31/2008	13.82	0.03		(5.69)		(5.66)	(0.03)	—	(0.03)
12/31/2007	14.37	(0.06)		(0.45	)(i)	(0.51)	(0.04)	—	(0.04)
Class Y
12/31/2011	14.65	0.12		(0.33)		(0.21)	(0.12)	—	(0.12)
12/31/2010	12.99	0.08		1.67		1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(h)	3.93		4.01	(0.07)	—	(0.07)
12/31/2008	15.47	0.19		(6.42)		(6.23)	(0.19)	—	(0.19)
12/31/2007	16.01	0.12		(0.51	)(i)	(0.39)	(0.15)	—	(0.15)
NATIXIS DIVERSIFIED INCOME FUND
Class A
12/31/2011	$10.41	$0.34		$0.40		$0.74	$(0.41)	$—	$(0.41)
12/31/2010	9.22	0.34		1.18		1.52	(0.33)	—	(0.33)
12/31/2009	7.18	0.36		1.97		2.33	(0.29)	—	(0.29)
12/31/2008	10.26	0.47		(2.96)		(2.49)	(0.49)	(0.10)	(0.59)
12/31/2007	11.15	0.41		(0.71)		(0.30)	(0.45)	(0.14)	(0.59)
Class C
12/31/2011	10.39	0.26		0.39		0.65	(0.33)	—	(0.33)
12/31/2010	9.20	0.27		1.17		1.44	(0.25)	—	(0.25)
12/31/2009	7.17	0.30		1.97		2.27	(0.24)	—	(0.24)
12/31/2008	10.24	0.40		(2.95)		(2.55)	(0.42)	(0.10)	(0.52)
12/31/2007	11.12	0.33		(0.70)		(0.37)	(0.37)	(0.14)	(0.51)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

103  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$13.86	(1.56)	$107,978	1.30	(g)	1.30	(g)	0.57	36
—	14.17	13.08	118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131
—	8.77	(40.45)	85,761	1.28		1.28		1.04	38
—	14.97	(2.94)	172,468	1.28	(j)(k)	1.28	(j)	0.35	30

—	12.76	(2.34)	3,341	2.05	(g)	2.05	(g)	(0.21)	36
—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131
—	8.16	(40.87)	8,191	2.03		2.04		0.25	38
—	13.84	(3.68)	23,916	2.04	(j)(k)	2.04	(j)	(0.44)	30

—	12.72	(2.28)	5,667	2.05	(g)	2.05	(g)	(0.19)	36
—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131
—	8.13	(40.90)	6,222	2.03		2.03		0.26	38
—	13.82	(3.69)	15,616	2.04	(j)(k)	2.04	(j)	(0.41)	30

—	14.32	(1.40)	7,567	1.05	(g)	1.05	(g)	0.80	36
—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131
—	9.05	(40.18)	5,842	0.84		0.84		1.47	38
—	15.47	(2.59)	11,840	0.91	(k)	0.91		0.72	30

$—	$10.74	7.21	$45,211	1.13		1.13		3.17	20
—	10.41	16.73	35,787	1.19		1.19		3.51	28
—	9.22	33.32	33,796	1.21		1.21		4.67	22
—	7.18	(25.26)	31,709	1.09		1.10		5.10	23
—	10.26	(2.80)	54,733	1.08	(g)	1.09	(g)	3.76	50

—	10.71	6.33	29,814	1.88		1.88		2.42	20
—	10.39	15.90	27,355	1.94		1.94		2.76	28
—	9.20	32.24	25,301	1.96		1.96		3.90	22
—	7.17	(25.78)	30,336	1.84		1.84		4.30	23
—	10.24	(3.52)	70,179	1.83	(g)	1.84	(g)	3.00	50

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Includes a non-recurring dividend of $0.01 per share.
(i)	Includes a litigation payment of $0.02 per share.
(j)	Includes fee/expense recovery of less than 0.01%, 0.02% and 0.01% for Class A, B and C, respectively.
(k)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

See accompanying notes to financial statements.

|  104

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS U.S. MULTI-CAP EQUITY FUND
Class A
12/31/2011	$25.17	$(0.04)		$(0.69)	$(0.73)	$—	$(0.88)	$(0.88)
12/31/2010	20.68	0.03	(h)	4.50	4.53	(0.04)	—	(0.04)
12/31/2009	15.16	(0.01)		5.53	5.52	—	—	—
12/31/2008	25.76	0.02	(i)	(10.20)	(10.18)	—	(0.42)	(0.42)
12/31/2007	22.94	(0.06)		3.19	3.13	—	(0.31)	(0.31)
Class B
12/31/2011	21.60	(0.21)		(0.58)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.85	(0.12	)(h)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.78	4.66	—	—	—
12/31/2008	22.63	(0.13	)(i)	(8.89)	(9.02)	—	(0.42)	(0.42)
12/31/2007	20.33	(0.22)		2.83	2.61	—	(0.31)	(0.31)
Class C
12/31/2011	21.61	(0.20)		(0.59)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.86	(0.12	)(h)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.79	4.67	—	—	—
12/31/2008	22.65	(0.13	)(i)	(8.91)	(9.04)	—	(0.42)	(0.42)
12/31/2007	20.36	(0.22)		2.82	2.60	—	(0.31)	(0.31)
Class Y
12/31/2011	27.12	0.04		(0.76)	(0.72)	—	(0.88)	(0.88)
12/31/2010	22.27	0.05	(h)	4.90	4.95	(0.10)	—	(0.10)
12/31/2009	16.29	0.04		5.94	5.98	—	—	—
12/31/2008	27.58	0.07	(i)	(10.94)	(10.87)	—	(0.42)	(0.42)
12/31/2007	24.45	0.03		3.41	3.44	—	(0.31)	(0.31)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

105  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$23.56	(2.79)	$281,467	1.34	(g)	1.38	(0.15)		97
0.00	25.17	21.90	314,384	1.40		1.50	0.14	(h)	79
—	20.68	36.41	280,846	1.40		1.56	(0.05)		115
—	15.16	(40.05)	228,549	1.43		1.43	0.08		110
—	25.76	13.69	407,228	1.47		1.47	(0.24)		82

—	19.93	(3.53)	16,820	2.10	(g)	2.13	(0.94)		97
0.00	21.60	21.01	28,787	2.15		2.25	(0.66	)(h)	79
—	17.85	35.33	37,406	2.15		2.31	(0.80)		115
—	13.19	(40.47)	40,868	2.18		2.19	(0.70)		110
—	22.63	12.83	119,028	2.21		2.21	(1.00)		82

—	19.94	(3.53)	28,462	2.09	(g)	2.13	(0.90)		97
0.00	21.61	21.00	30,912	2.15		2.25	(0.62	)(h)	79
—	17.86	35.41	28,580	2.15		2.31	(0.80)		115
—	13.19	(40.53)	24,079	2.18		2.18	(0.68)		110
—	22.65	12.82	47,239	2.22		2.22	(0.99)		82

—	25.52	(2.56)	2,047	1.09	(g)	1.14	0.16		97
0.00	27.12	22.21	1,317	1.15		1.24	0.22	(h)	79
—	22.27	36.71	5,325	1.15		1.22	0.20		115
—	16.29	(39.89)	5,611	1.17		1.23	0.31		110
—	27.58	14.02	16,649	1.12		1.12	0.10		82

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 1, 2011, the expense limit decreased to 1.30%, 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class Y shares, respectively.
(h)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04), $(0.18), $(0.18) and $(0.02) for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)%, (0.94)% and (0.08)% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Includes a non-recurring dividend of $0.02 per share.

See accompanying notes to financial statements.

|  106

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2011	$22.69	$0.10		$(0.83)	$(0.73)	$(0.09)	$(4.13)	$(4.22)
12/31/2010	22.31	(0.01)		5.27	5.26	—	(4.90)	(4.90)
12/31/2009	17.42	0.05	(g)	4.88	4.93	(0.04)	—	(0.04)
12/31/2008	22.11	0.03		(4.69)	(4.66)	—	(0.03)	(0.03)
12/31/2007	20.90	(0.02)		1.23	1.21	—	—	—
Class B
12/31/2011	19.73	(0.07)		(0.69)	(0.76)	(0.00)	(4.13)	(4.13)
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.09	)(g)	4.39	4.30	—	—	—
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	—	(0.03)	(0.03)
12/31/2007	19.19	(0.17)		1.13	0.96	—	—	—
Class C
12/31/2011	19.74	(0.06)		(0.70)	(0.76)	—	(4.13)	(4.13)
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.08	)(g)	4.39	4.31	—	—	—
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	—	(0.03)	(0.03)
12/31/2007	19.19	(0.17)		1.14	0.97	—	—	—
Class Y
12/31/2011	22.96	0.15		(0.84)	(0.69)	(0.15)	(4.13)	(4.28)
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	(4.90)
12/31/2009	17.55	0.12	(g)	4.90	5.02	(0.10)	—	(0.10)
12/31/2008	22.20	0.12		(4.74)	(4.62)	—	(0.03)	(0.03)
12/31/2007	20.91	0.04		1.25	1.29	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

107  |

						Ratios to Average Net Assets:
Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$—		$17.74	(3.77)	$228,445	1.36		1.36		0.44	88
0.02	—		22.69	23.67	267,192	1.41		1.41		(0.03)	80
—	—		22.31	28.30	322,961	1.45		1.49		0.27	102
—	0.00	(h)	17.42	(21.11)	171,875	1.45		1.51		0.13	124
—	0.00		22.11	5.84	103,719	1.49		1.57		(0.11)	78

—	—		14.84	(4.51)	4,657	2.11		2.11		(0.38)	88
0.02	—		19.73	22.78	7,996	2.16		2.16		(0.78)	80
—	—		20.06	27.28	10,630	2.20		2.24		(0.56)	102
—	0.00	(h)	15.76	(21.67)	11,788	2.20		2.26		(0.78)	124
—	0.00		20.15	5.06	25,076	2.24		2.31		(0.84)	78

—	—		14.85	(4.51)	30,284	2.11		2.11		(0.33)	88
0.02	—		19.74	22.78	38,855	2.16		2.16		(0.76)	80
—	—		20.07	27.35	39,238	2.20		2.24		(0.48)	102
—	0.00	(h)	15.76	(21.71)	21,861	2.20		2.26		(0.68)	124
—	0.00		20.16	5.05	21,765	2.24		2.32		(0.85)	78

—	—		17.99	(3.54)	130,115	1.10		1.10		0.65	88
0.02	—		22.96	24.00	217,305	1.16		1.16		0.24	80
—	—		22.47	28.61	232,903	1.18	(i)	1.18	(i)	0.60	102
—	0.00	(h)	17.55	(20.81)	71,568	1.20		1.21		0.65	124
—	0.00		22.20	6.12	1,241	1.19	(j)	1.19	(j)	0.17	78

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend of $0.03 per share.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	Includes fee/expense recovery of less than 0.01%.
(j)	Includes fee/expense recovery of 0.04%.

See accompanying notes to financial statements.

|  108

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid-in capital
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
12/31/2011	$14.75	$(0.01)		$(0.39)	$(0.40)	$—	$(0.52)	$—
12/31/2010	12.46	0.08	(h)	2.36	2.44	(0.07)	(0.02)	(0.06)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—
12/31/2008(i)	10.00	0.03		(0.41)	(0.38)	(0.02)	—	—
Class C
12/31/2011	14.63	(0.12)		(0.39)	(0.51)	—	(0.52)	—
12/31/2010	12.39	(0.03	)(h)	2.36	2.33	(0.04)	(0.02)	(0.03)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—
12/31/2008(i)	10.00	0.02		(0.41)	(0.39)	(0.02)	—	—
Class Y
12/31/2011	14.80	0.03		(0.41)	(0.38)	(0.01)	(0.52)	—
12/31/2010	12.49	0.12	(h)	2.37	2.49	(0.09)	(0.02)	(0.07)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—
12/31/2008(i)	10.00	0.03		(0.40)	(0.37)	(0.03)	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

109  |

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$(0.52)	$13.83	(2.71)	$21,308	1.40	(g)	1.40	(g)	(0.07)		75
(0.15)	14.75	19.64	11,268	1.40		1.69		0.62	(h)	143
(0.11)	12.46	30.98	3,645	1.40		5.24		0.79		45
(0.02)	9.60	(3.75)	16	1.40		39.61		1.92		12

(0.52)	13.60	(3.48)	1,822	2.15	(g)	2.15	(g)	(0.83)		75
(0.09)	14.63	18.85	824	2.15		2.46		(0.23	)(h)	143
(0.07)	12.39	30.01	370	2.15		8.54		(0.14)		45
(0.02)	9.59	(3.90)	41	2.15		40.36		1.62		12

(0.53)	13.89	(2.53)	109,419	1.15	(g)	1.15	(g)	0.23		75
(0.18)	14.80	19.96	40,715	1.15		1.43		0.92	(h)	143
(0.11)	12.49	31.37	8,626	1.15		7.22		0.90		45
(0.03)	9.60	(3.74)	960	1.15		38.91		1.41		12

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.
(i)	From commencement of operations on October 31, 2008 through December 31, 2008.

See accompanying notes to financial statements.

|  110

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
WESTPEAK ACTIVEBETA® EQUITY FUND
Class A
12/31/2011	$11.38	$0.08	$(0.39)	$(0.31)	$(0.09)	$(0.56)	$(0.65)
12/31/2010(g)	10.00	0.04	1.39	1.43	(0.05)	—	(0.05)
Class C
12/31/2011	11.38	(0.01)	(0.38)	(0.39)	(0.00)	(0.56)	(0.56)
12/31/2010(g)	10.00	0.01	1.38	1.39	(0.01)	—	(0.01)
Class Y
12/31/2011	11.38	0.11	(0.39)	(0.28)	(0.12)	(0.56)	(0.68)
12/31/2010(g)	10.00	0.05	1.39	1.44	(0.06)	—	(0.06)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

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			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$10.42	(2.57)	$1	1.20	4.14	0.68	72
11.38	14.28	1	1.20	5.55	0.90	34

10.43	(3.26)	1	1.95	4.91	(0.07)	72
11.38	13.94	1	1.95	6.31	0.14	34

10.42	(2.31)	5,588	0.95	4.07	0.93	72
11.38	14.39	5,720	0.95	5.34	1.13	34

(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	From commencement of operations on July 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

|  112

Notes to Financial Statements

December 31, 2011

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Diversified Income Fund (formerly Natixis Income Diversified Portfolio) (the “Diversified Income Fund”)

Natixis U.S. Multi-Cap Equity Fund (formerly Natixis U.S. Diversified Portfolio) (the “U.S. Multi-Cap Equity Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Westpeak ActiveBeta® Equity Fund (the “ActiveBeta Equity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, U.S. Multi-Cap Equity Fund, Small Cap Value Fund, Large Cap Value Fund, Value Opportunity Fund and ActiveBeta Equity Fund also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors.

Effective February 13, 2012, the ActiveBeta Equity Fund was closed to new investors and for additional investments from current shareholders of the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Diversified Income Fund which is sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions.

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Notes to Financial Statements (continued)

December 31, 2011

Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.   The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Forward foreign

|  114

Notes to Financial Statements (continued)

December 31, 2011

currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

115  |

Notes to Financial Statements (continued)

December 31, 2011

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying

|  116

Notes to Financial Statements (continued)

December 31, 2011

instrument or closing sale transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the year ended December 31, 2011, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the

117  |

Notes to Financial Statements (continued)

December 31, 2011

United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, net operating losses, distribution redesignations, return of capital and capital gain distributions from REITs, foreign currency transactions, distributions in excess of current earnings, trust preferred securities, contingent payment debt instruments, premium amortization, defaulted bonds, non-deductible expenses and expiring capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, defaulted bond adjustments, REIT basis adjustments, contingent payment debt instruments, premium amortization, forward foreign currency contract mark to market and trust preferred securities. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Target Equity Fund	$3,271,430	$—	$3,271,430	$4,648,299	$—	$—	$4,648,299
Large Cap Value Fund	752,237	—	752,237	546,131	—	—	546,131
Diversified Income Fund	2,424,186	—	2,424,186	1,801,193	—	—	1,801,193
U.S. Multi-Cap Equity Fund	—	12,191,575	12,191,575	491,685	—	—	491,685
Small Cap Value Fund	9,887,166	79,707,256	89,594,422	40,800,424	59,193,465	—	99,993,889
Value Opportunity Fund	2,390,222	2,627,916	5,018,138	332,097	16,217	231,814	580,128
ActiveBeta Equity Fund	291,494	53,692	345,186	29,256	—	—	29,256

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements (continued)

December 31, 2011

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Large Cap Value Fund	Diversified Income Fund	U.S. Multi-Cap Equity Fund	Small Cap Value Fund	Value Opportunity Fund	ActiveBeta Equity Fund
Undistributed ordinary income	$—	$—	$35,997	$—	$713,621	$—	$—
Undistributed long-term capital gains	—	—	—	—	4,908,152	370,813	—

Total undistributed earnings	—	—	35,997	—	5,621,773	370,813	—

Capital loss carryforward:
Short-term:
Expires December 31, 2016	—	—	(5,390,183)	—	—	—	—
Expires December 31, 2017	(15,907,430)	(9,206,549)	(14,198,082)	—	—	—	—
Expires December 31, 2018	—	(790,094)	—	—	—	—	—

Total capital loss carryforward	(15,907,430)	(9,996,643)	(19,588,265)	—	—	—	—
Post-October loss deferrals	(3,767,300)	—	(36,756)	(344,971)	—	(785,235)	(19,746)
Unrealized appreciation (depreciation)	6,282,801	4,442,801	766,149	31,508,106	9,802,473	(1,420,105)	247,258

Total accumulated earnings (losses)	$(13,391,929)	$(5,553,842)	$(18,822,875)	$31,163,135	$15,424,246	$(1,834,527)	$227,512

Capital loss carryforward utilized in the current year	$111,493,486	$1,822,951	$1,333,648	$35,513,808	$—	$279,086	$—

The Large Cap Value Fund had $8,142,515 of capital loss carryforwards expire in the current year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years.

119  |

Notes to Financial Statements (continued)

December 31, 2011

Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no delayed delivery securities held by the Funds as of December 31, 2011.

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and

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Notes to Financial Statements (continued)

December 31, 2011

U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2011, none of the Funds had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

December 31, 2011

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$603,674,180	$—	$—	$603,674,180
Short-Term Investments	—	11,931,470	—	11,931,470

Total	$603,674,180	$11,931,470	$—	$615,605,650

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Large Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$119,951,403	$—	$—	$119,951,403
Short-Term Investments	—	5,164,116	—	5,164,116

Total	$119,951,403	$5,164,116	$—	$125,115,519

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2011

Diversified Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Treasuries	$—	$11,500,978	$94,814	$11,595,792
All Other Non-Convertible Bonds(a)	—	22,188,776	—	22,188,776

Total Non-Convertible Bonds	—	33,689,754	94,814	33,784,568

Convertible Bonds(a)	—	2,057,962	—	2,057,962
Municipals(a)	—	66,898	—	66,898

Total Bonds and Notes	—	35,814,614	94,814	35,909,428

Common Stocks(a)	33,801,743	—	—	33,801,743
Preferred Stocks
Convertible Preferred Stocks
Banking	73,780	13,063	—	86,843
Construction Machinery	—	6,815	—	6,815
Consumer Products	—	30,631	—	30,631
All Other Convertible Preferred Stocks(a)	505,734	—	—	505,734

Total Convertible Preferred Stocks	579,514	50,509	—	630,023

Non-Convertible Preferred Stocks(a)	162,379	92,473	—	254,852

Total Preferred Stocks	741,893	142,982	—	884,875

Short-Term Investments	—	1,325,401	—	1,325,401

Total Investments	34,543,636	37,282,997	94,814	71,921,447

Forward Foreign Currency Contracts (unrealized appreciation)	—	38,350	—	38,350

Total	$34,543,636	$37,321,347	$94,814	$71,959,797

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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December 31, 2011

U.S. Multi-Cap Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$320,087,347	$—	$—	$320,087,347
Closed End Investment Companies	1,675,089	—	—	1,675,089
Short-Term Investments	—	7,466,333	—	7,466,333

Total	$321,762,436	$7,466,333	$—	$329,228,769

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$351,106,006	$—	$—	$351,106,006
Exchange Traded Funds	17,790,081	—	—	17,790,081
Closed End Investment Companies	9,942,847	—	—	9,942,847

Total	$378,838,934	$—	$—	$378,838,934

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$128,004,612	$—	$—	$128,004,612
Closed End Investment Companies	2,103,131	—	—	2,103,131

Total	$130,107,743	$—	$—	$130,107,743

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

ActiveBeta Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$5,610,631	$—	$—	$5,610,631

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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December 31, 2011

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2011:

Diversified Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds Treasuries	$—	$4,941	$—	$(169,573)	$259,446

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2011
Bonds and Notes
Non-Convertible Bonds Treasuries	$—	$—	$—	$94,814	$(169,573)

In May, 2011, Accounting Standard Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of March 31, 2012 for the Funds, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Funds’ financial statements.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts and option contracts.

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December 31, 2011

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2011, Diversified Income Fund engaged in forward foreign currency transactions for hedging purposes.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. U.S. Multi-Cap Equity Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of option contracts used for hedging purposes. The Fund may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the year ended December 31, 2011, the Fund engaged in purchased put and written call options for hedging purposes, in written put options to offset the cost of options used for hedging purposes, and in purchased call options to gain exposure to equity securities.

Certain Funds are party to agreements with counterparties that govern transactions in forward foreign currency contracts and over-the-counter options. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of December 31, 2011, none of the Funds held derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty.

Forward foreign currency contracts and over-the-counter option contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of December 31, 2011, the maximum amount of loss that Diversified Income Fund would incur if counterparties failed to meet their obligations and the amount of loss that the Fund would incur after taking into account master netting arrangements is $38,350.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

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Notes to Financial Statements (continued)

December 31, 2011

The following is a summary of derivative instruments for Diversified Income Fund as of December 31, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$38,350

Transactions in derivative instruments for Diversified Income Fund during the year ended December 31, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$20,342
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	$40,409

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

Transactions in derivative instruments for U.S. Multi-Cap Equity Fund during the year ended December 31, 2011 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$701,993
Options written	(1,415,833)

*	Represents realized gain for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards activity, as a percentage of net assets, for Diversified Income Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2011:

Diversified Income Fund	Forwards
Average Notional Amount Outstanding	0.60%

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Notes to Financial Statements (continued)

December 31, 2011

Diversified Income Fund	Forwards
Highest Notional Amount Outstanding	1.02%
Lowest Notional Amount Outstanding	0.30%
Notional Amount Outstanding as of December 31, 2011	0.71%

The volume of options activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on the month-end market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2011:

U.S. Multi-Cap Equity Fund*	Put Options Purchased	Call Options Written
Average Market Value of Underlying Securities	0.06%	0.05%
Highest Market Value of Underlying Securities	0.44%	0.36%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of December 31, 2011	0.00%	0.00%

The volume of options activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on daily market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2011:

U.S. Multi-Cap Equity Fund*	Call Options Purchased		Put Options Written
Average Market Value of Underlying Securities	0.00	%(+)	0.01%
Highest Market Value of Underlying Securities	0.42%		0.60%
Lowest Market Value of Underlying Securities	0.00%		0.00%
Market Value of Underlying Securities as of December 31, 2011	0.00%		0.00%

(+)	Amount is less than 0.01%.

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

Market value of underlying securities and notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of U.S. Multi-Cap Equity Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at December 31, 2010	—	$—
Options written	37,967	2,504,133
Options terminated in closing purchase transactions	(37,967)	(2,504,133)

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Notes to Financial Statements (continued)

December 31, 2011

	Number of Contracts	Premiums
Options exercised	—	—
Options expired	—	—

Outstanding at December 31, 2011	—	$—

5.  Purchases and Sales of Securities.  For the year ended December 31, 2011, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,895,563,891	$2,113,397,514
Large Cap Value Fund	46,634,967	57,281,336
Diversified Income Fund	21,431,312	12,846,261
U.S. Multi-Cap Equity Fund	344,456,018	378,763,366
Small Cap Value Fund	445,401,129	564,966,616
Value Opportunity Fund	152,785,504	68,100,330
ActiveBeta Equity Fund	4,255,216	4,201,038

For the year ended December 31, 2011, purchases and sales of U.S. Government/Agency securities by the Diversified Income Fund were $1,218,855 and $409,957, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) (formerly Natixis Asset Management Advisors, L.P.), serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Diversified Income Fund	0.55%	0.55%	0.55%	0.50%	0.50%
U.S. Multi-Cap Equity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
ActiveBeta Equity Fund	0.60%	0.60%	0.60%	0.60%	0.60%

Prior to June 1, 2011, U.S. Multi-Cap Equity Fund paid a management fee at an annual rate of 0.90% for the first billion and 0.80% thereafter, calculated daily and payable monthly, based on the Fund’s average daily net assets.

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Notes to Financial Statements (continued)

December 31, 2011

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Diversified Income Fund	AEW Capital Management, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Multi-Cap Equity Fund	Harris
Loomis Sayles
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson
ActiveBeta Equity Fund	Westpeak Global Advisors, L.P. (“Westpeak”)

Prior to June 1, 2011, a segment of U.S. Multi-Cap Equity Fund was subadvised by BlackRock Investment Management, LLC. This segment is now subadvised by Loomis Sayles.

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period from January 1, 2011 to December 31, 2011 (June 1, 2011 to December 31, 2011 for U.S. Multi-Cap Equity Fund), the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Diversified Income Fund	1.25%	—	2.00%	—
U.S. Multi-Cap Equity Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%
ActiveBeta Equity Fund	1.20%	—	1.95%	0.95%

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December 31, 2011

Prior to June 1, 2011 the expense limits as a percentage of average daily net assets under the expense limitation agreement for U.S. Multi-Cap Equity Fund were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
U.S. Multi-Cap Equity Fund	1.40%	2.15%	2.15%	1.15%

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$5,606,397	$—	$5,606,397	0.69%	0.69%
Large Cap Value Fund	943,175	—	943,175	0.70%	0.70%
Diversified Income Fund	372,393	—	372,393	0.55%	0.55%
U.S. Multi-Cap Equity Fund	3,067,347	130,628	2,936,719	0.84%	0.81%
Small Cap Value Fund	4,683,409	—	4,683,409	0.90%	0.90%
Value Opportunity Fund	751,591	—	751,591	0.80%	0.80%
ActiveBeta Equity Fund	34,511	34,511	—	0.60%	—

[1]	Management fee waivers are subject to possible recovery until December 31, 2012.

For the year ended December 31, 2011, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
ActiveBeta Equity Fund	$144,939

[2]	Expense reimbursements are subject to possible recovery until December 31, 2012.

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Notes to Financial Statements (continued)

December 31, 2011

For the year ended December 31, 2011, management fee waivers related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
Large Cap Value Fund	$10,877	$416	$618	$811	$12,722
Value Opportunity Fund	2,358	—	223	9,018	11,599

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, AEW, CGM, Harris, Loomis Sayles and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”) (formerly Natixis Distributors, L.P.), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

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Notes to Financial Statements (continued)

December 31, 2011

For the year ended December 31, 2011, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$1,568,124	$18,384	$163,559	$55,153	$490,678
Large Cap Value Fund	288,182	10,927	16,313	32,782	48,940
Diversified Income Fund	98,311	—	70,958	—	212,873
U.S. Multi-Cap Equity Fund	771,121	56,185	76,560	168,556	229,680
Small Cap Value Fund	696,003	15,626	88,640	46,876	265,920
Value Opportunity Fund	46,394	—	4,252	—	12,757
ActiveBeta Equity Fund	3	—	3	—	8

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. Funds that commenced operations prior to July 1, 2011 are subject to a new fund fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. ActiveBeta Equity Fund was subject to the new fund fee during the period.

For the year ended December 31, 2011, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Targeted Equity Fund	$375,325
Large Cap Value Fund	62,532
Diversified Income Fund	31,422
U.S. Multi-Cap Equity Fund	168,613
Small Cap Value Fund	241,496
Value Opportunity Fund	43,591
ActiveBeta Equity Fund	58,959

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder

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Notes to Financial Statements (continued)

December 31, 2011

communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. NGAM Distribution pays the remainder of the fees.

For the year ended December 31, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$431,088
Large Cap Value Fund	36,681
Diversified Income Fund	33,928
U.S. Multi-Cap Equity Fund	108,998
Small Cap Value Fund	424,404
Value Opportunity Fund	69,849

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2011, were as follows:

Fund	Commissions
Targeted Equity Fund	$228,335
Large Cap Value Fund	33,145
Diversified Income Fund	45,319
U.S. Multi-Cap Equity Fund	237,721
Small Cap Value Fund	39,405
Value Opportunity Fund	20,056

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and

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Notes to Financial Statements (continued)

December 31, 2011

Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for the Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in aggregate, a retainer fee at the annual rate of $95,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended December 31, 2011, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such

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December 31, 2011

agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$551,289
Diversified Income Fund	546
U.S. Multi-Cap Equity Fund	35,162
Small Cap Value Fund	54,772

9.  Payable to Custodian Bank.  The Funds’ custodian bank, State Street Bank, provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. At December 31, 2011, certain Funds had payables to the custodian bank for overdrafts and incurred interest in connection with these overdrafts as follows:

Fund	Payable to Custodian Bank	Interest Incurred on Overdrafts
Diversified Income Fund	$41,742	$14
Small Cap Value Fund	15,846,616	3,674
Value Opportunity Fund	676,489	244

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of December 31, 2011, certain Funds had shareholders that owned more than 5% of the Funds’ total outstanding shares. The number of shareholders owning more than 5% of total outstanding shares of a fund, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Shareholders	Percentage of Ownership
Large Cap Value Fund	1	5.52%
Small Cap Value Fund	2	21.78%
Value Opportunity Fund	1	20.59%

Shares held in omnibus accounts may be beneficially held by one or more individuals or entities other than the owner of record. As of December 31, 2011, a Fund had omnibus accounts representing ownership of more than 25% of the Fund’s total outstanding shares. The number of omnibus accounts representing ownership of more than 25% of

|  136

Notes to Financial Statements (continued)

December 31, 2011

total outstanding shares of the fund, based on accounts that represent more than 25% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 25% Omnibus Accounts	Percentage of Ownership
Diversified Income Fund	2	60.81%

As of December 31, 2011, Natixis US and its affiliates owned shares equating to 99.99% of ActiveBeta Equity Fund’s net assets.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,184,509	$33,232,138	7,738,827	$76,552,424
Issued in connection with the reinvestment of distributions	282,978	2,637,355	311,600	3,451,189
Redeemed	(17,448,381)	(176,294,304)	(12,966,098)	(127,132,727)

Net change	(13,980,894)	$(140,424,811)	(4,915,671)	$(47,129,114)

Class B
Issued from the sale of shares	22,290	$209,108	30,077	$270,580
Issued in connection with the reinvestment of distributions	—	—	38	356
Redeemed	(384,942)	(3,528,090)	(478,236)	(4,192,463)

Net change	(362,652)	$(3,318,982)	(448,121)	$(3,921,527)

Class C
Issued from the sale of shares	896,423	$8,494,213	2,115,687	$18,787,778
Issued in connection with the reinvestment of distributions	—	—	170	1,588
Redeemed	(3,391,034)	(30,547,401)	(2,720,024)	(23,660,824)

Net change	(2,494,611)	$(22,053,188)	(604,167)	$(4,871,458)

Class Y
Issued from the sale of shares	3,063,998	$33,665,698	5,946,373	$59,945,503
Issued in connection with the reinvestment of distributions	24,987	238,628	22,586	256,277
Redeemed	(9,218,830)	(93,610,480)	(21,046,408)	(216,794,343)

Net change	(6,129,845)	$(59,706,154)	(15,077,449)	$(156,592,563)

Increase (decrease) from capital share transactions	(22,968,002)	$(225,503,135)	(21,045,408)	$(212,514,662)

137  |

Notes to Financial Statements (continued)

December 31, 2011

12.  Capital Shares (continued).

	Year Ended December 31, 2011		Year Ended December 31, 2010
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	362,434	$5,194,882	584,698	$7,591,609
Issued in connection with the reinvestment of distributions	42,241	582,465	28,036	394,129
Redeemed	(1,006,523)	(14,401,573)	(1,229,322)	(15,876,577)

Net change	(601,848)	$(8,624,226)	(616,588)	$(7,890,839)

Class B
Issued from the sale of shares	4,821	$64,740	13,200	$158,473
Issued in connection with the reinvestment of distributions	95	1,299	582	7,425
Redeemed	(172,664)	(2,279,597)	(259,196)	(3,105,680)

Net change	(167,748)	$(2,213,558)	(245,414)	$(2,939,782)

Class C
Issued from the sale of shares	14,556	$192,169	81,762	$989,577
Issued in connection with the reinvestment of distributions	74	1,019	322	4,092
Redeemed	(137,075)	(1,793,043)	(134,778)	(1,585,523)

Net change	(122,445)	$(1,599,855)	(52,694)	$(591,854)

Class Y
Issued from the sale of shares	52,358	$787,377	195,195	$2,647,773
Issued in connection with the reinvestment of distributions	4,200	59,792	3,104	45,227
Redeemed	(182,830)	(2,780,482)	(117,144)	(1,564,634)

Net change	(126,272)	$(1,933,313)	81,155	$1,128,366

Increase (decrease) from capital share transactions	(1,018,313)	$(14,370,952)	(833,541)	$(10,294,109)

Diversified Income Fund
Class A
Issued from the sale of shares	1,529,920	$16,499,405	676,041	$6,828,409
Issued in connection with the reinvestment of distributions	119,006	1,274,902	100,890	990,220
Redeemed	(876,123)	(9,358,069)	(1,007,048)	(10,074,179)

Net change	772,803	$8,416,238	(230,117)	$(2,255,550)

Class C
Issued from the sale of shares	777,802	$8,318,664	612,602	$6,157,456
Issued in connection with the reinvestment of distributions	38,746	414,491	29,035	284,425
Redeemed	(666,925)	(7,106,226)	(759,919)	(7,388,131)

Net change	149,623	$1,626,929	(118,282)	$(946,250)

Increase (decrease) from capital share transactions	922,426	$10,043,167	(348,399)	$(3,201,800)

|  138

Notes to Financial Statements (continued)

December 31, 2011

12.  Capital Shares (continued).

	Year Ended December 31, 2011		Year Ended December 31, 2010
U.S. Multi-Cap Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,001,650	$25,954,270	911,448	$20,451,387
Issued in connection with the reinvestment of distributions	436,000	9,962,606	18,717	466,442
Redeemed	(1,980,283)	(50,206,150)	(2,022,798)	(44,172,568)

Net change	(542,633)	$(14,289,274)	(1,092,633)	$(23,254,739)

Class B
Issued from the sale of shares	23,243	$504,601	28,907	$535,647
Issued in connection with the reinvestment of distributions	36,272	701,492	—	—
Redeemed	(548,210)	(12,060,361)	(791,810)	(14,786,760)

Net change	(488,695)	$(10,854,268)	(762,903)	$(14,251,113)

Class C
Issued from the sale of shares	207,100	$4,562,054	85,590	$1,613,257
Issued in connection with the reinvestment of distributions	54,243	1,049,602	—	—
Redeemed	(264,427)	(5,782,658)	(255,548)	(4,769,722)

Net change	(3,084)	$(171,002)	(169,958)	$(3,156,465)

Class Y
Issued from the sale of shares	116,639	$3,317,946	10,018	$239,190
Issued in connection with the reinvestment of distributions	2,297	56,868	134	3,603
Redeemed	(87,289)	(2,428,566)	(200,693)	(4,399,790)

Net change	31,647	$946,248	(190,541)	$(4,156,997)

Increase (decrease) from capital share transactions	(1,002,765)	$(24,368,296)	(2,216,035)	$(44,819,314)

139  |

Notes to Financial Statements (continued)

December 31, 2011

12.  Capital Shares (continued).

	Year Ended December 31, 2011		Year Ended December 31, 2010
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,643,470	$82,393,516	1,568,273	$37,116,627
Issued in connection with the reinvestment of distributions	1,590,219	30,259,390	1,686,885	38,516,551
Redeemed	(4,129,370)	(90,649,356)	(5,956,654)	(142,473,851)

Net change	1,104,319	$22,003,550	(2,701,496)	$(66,840,673)

Class B
Issued from the sale of shares	19,113	$365,516	18,984	$406,070
Issued in connection with the reinvestment of distributions	70,308	1,130,787	79,966	1,589,861
Redeemed	(180,896)	(3,487,616)	(223,637)	(4,732,199)

Net change	(91,475)	$(1,991,313)	(124,687)	$(2,736,268)

Class C
Issued from the sale of shares	183,324	$3,193,176	186,557	$3,849,819
Issued in connection with the reinvestment of distributions	325,308	5,194,638	282,744	5,618,352
Redeemed	(437,680)	(8,311,014)	(455,474)	(9,570,079)

Net change	70,952	$76,800	13,827	$(101,908)

Class Y
Issued from the sale of shares	1,970,543	$45,319,180	1,291,230	$30,400,662
Issued in connection with the reinvestment of distributions	1,227,435	23,963,566	1,369,166	31,615,425
Redeemed	(5,430,354)	(119,011,700)	(3,559,389)	(85,024,677)

Net change	(2,232,376)	$(49,728,954)	(898,993)	$(23,008,590)

Increase (decrease) from capital share transactions	(1,148,580)	$(29,639,917)	(3,711,349)	$(92,687,439)

|  140

Notes to Financial Statements (continued)

December 31, 2011

12.  Capital Shares (continued).

	Year Ended December 31, 2011		Year Ended December 31, 2010
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,293,700	$20,064,791	845,322	$10,950,063
Issued in connection with the reinvestment of distributions	55,637	775,015	7,026	102,623
Redeemed	(572,243)	(8,442,798)	(381,175)	(4,994,591)

Net change	777,094	$12,397,008	471,173	$6,058,095

Class C
Issued from the sale of shares	121,179	$1,857,011	33,713	$447,990
Issued in connection with the reinvestment of distributions	4,804	65,821	313	4,512
Redeemed	(48,298)	(678,464)	(7,556)	(94,316)

Net change	77,685	$1,244,368	26,470	$358,186

Class Y
Issued from the sale of shares	6,640,679	$97,980,918	2,494,934	$32,571,037
Issued in connection with the reinvestment of distributions	196,859	2,756,032	21,928	321,089
Redeemed	(1,713,518)	(25,165,911)	(456,608)	(5,870,040)

Net change	5,124,020	$75,571,039	2,060,254	$27,022,086

Increase (decrease) from capital share transactions	5,978,799	$89,212,415	2,557,897	$33,438,367

141  |

Notes to Financial Statements (continued)

December 31, 2011

12.  Capital Shares (continued).

	Year Ended December 31, 2011		Period Ended December 31, 2010*
ActiveBeta Equity Fund	Shares	Amount	Shares		Amount
Class A
Issued from the sale of shares	—	$—	100		$1,001
Issued in connection with the reinvestment of distributions	7	66	—	(a)	5
Redeemed	—	—	—		—

Net change	7	$66	100		$1,006

Class C
Issued from the sale of shares	—	$—	100		$1,001
Issued in connection with the reinvestment of distributions	6	57	—	(a)	1
Redeemed	—	—	—		—

Net change	6	$57	100		$1,002

Class Y
Issued from the sale of shares	—	$—	500,000		$5,000,000
Issued in connection with the reinvestment of distributions	33,634	345,063	2,601		29,250
Redeemed	—	—	—		—

Net change	33,634	$345,063	502,601		$5,029,250

Increase (decrease) from capital share transactions	33,647	$345,186	502,801		$5,031,258

*	From commencement of operations on July 30, 2010 through December 31, 2010.

(a)	Amount rounds to less than one share.

13.  Subsequent Events.  Effective January 1, 2012, the name of the adviser to the Funds, except the Targeted Equity Fund, changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P.

Effective February 13, 2012, NGAM Distribution will no longer accept investments in the ActiveBeta Equity Fund from new investors or accept additional investments in the Fund from current shareholders of the Fund.

|  142

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Harris Associates Large Cap Value Fund, Natixis Diversified Income Fund (formerly Natixis Income Diversified Portfolio) , Natixis U.S. Multi-Cap Equity Fund (formerly Natixis U.S. Diversified Portfolio) , Vaughan Nelson Small Cap Value Fund, Vaughan Nelson Value Opportunity Fund and Westpeak ActiveBeta® Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Natixis Diversified Income Fund (formerly Natixis Income Diversified Portfolio) , Natixis U.S. Multi-Cap Equity Fund (formerly Natixis U.S. Diversified Portfolio) and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; and the Harris Associates Large Cap Value Fund, Vaughan Nelson Value Opportunity Fund and Westpeak ActiveBeta® Equity Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 23, 2012

143  |

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2011, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity	100.00%
Large Cap Value	100.00%
Diversified Income	24.60%
Small Cap Value	52.22%
Value Opportunity	43.36%
ActiveBeta Equity	43.55%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2011.

Fund	Amount
U.S. Multi-Cap Equity	$12,191,575
Small Cap Value	79,707,256
Value Opportunity	2,627,916
ActiveBeta Equity	53,692

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2011 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity	100.00%
Large Cap Value	100.00%
Diversified Income	23.70%
Small Cap Value	72.25%
Value Opportunity	44.64%
ActiveBeta Equity	34.77%

|  144

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee from 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors) and since 1995 for Natixis Funds Trust II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee from 2005 to 2009 and since 2011 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

145  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee since 1996 for Natixis Funds Trust I and Natixis Funds Trust II Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust I and Natixis Funds Trust II Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

|  146

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 1993 for Natixis Funds Trust II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

147  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  148

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003 for Natixis Funds Trust I and Natixis Funds Trust II	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 for Natixis Funds Trust I and Natixis Funds Trust II President and Chief Executive Officer of Natixis Funds Trust I and Natixis Funds Trust II since 2003	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

149  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust I and Natixis Funds Trust II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  150

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

151  |

ANNUAL REPORT

December 31, 2011

Absolute Asia Dynamic Equity Fund

Hansberger International Fund

Natixis Oakmark Global Fund

Natixis Oakmark International Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 12

Financial Statements page 20

ABSOLUTE ASIA DYNAMIC EQUITY FUND

Management Discussion

Managers:

Bill Sung

Joyce Toh, CFA

Absolute Asia Asset Management Limited

Objective:

Seeks to maximize total return

Strategy:

Invests in a concentrated portfolio of equity securities of issuers domiciled or principally operating throughout Asia, excluding Japan. May invest in companies with any market capitalization although, at times, it may focus its investment in small-capitalization companies.

Fund Inception:

February 26, 2010

Symbols:

Class A	DEFAX
Class C	DEFCX
Class Y	DEFYX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

Market Conditions

Asian markets generally experienced a difficult year, with the second half significantly worse than the first half. Most markets were in negative territory for the year. In the first half, concerns about inflation and a series of disasters beginning with the Japanese tsunami weighed on the markets. In the second half, a deepening European debt crisis, an uncertain U.S. economic recovery and worries that Chinese tightening measures could lead to a hard landing and its property market could implode made matters worse. India was the worst performing market on concerns about inflation and a political stalemate, while the domestically-oriented Southeast Asian markets held up significantly better.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Absolute Asia Dynamic Equity Fund returned -18.98% at net asset value. The fund underperformed its benchmark, the MSCI All Country Asia Pacific ex Japan Index (Net), which returned -15.60% for the same period. The fund held up better than the Morningstar Pacific/Asia ex-Japan Stock Fund category, which returned -20.95%.

Explanation of Fund Performance

Stock selection in Australia was responsible for most of the fund’s underperformance, with minor negative contributions from China, Hong Kong, Singapore and South Korea.

The fund’s main exposure was to resources and consumption-related stocks. The greatest source of underperformance was concentrated in materials and energy stocks, due to concerns about growth prospects in the euro zone and China. Consumption holdings generally performed well but were under pressure in China. Property stocks, particularly in Hong Kong, were weak on growing anti-speculation measures. Additionally, the fund’s underweight in defensive sectors in a risk-averse market dampened performance. However, the fund’s exposure to industrials, such as United Tractor in Indonesia, was a plus relative to the benchmark. In terms of country allocation, the fund’s overweight in Indonesia, the region’s best-performing market, and an underweight in India, the worst-performing market, also made positive contributions.

Among the fund’s holdings, Astra International in Indonesia and Hyundai Motor in Korea were among the best performers. Astra International, an Indonesian conglomerate with exposure to the auto industry and the mining sector, benefited from robust domestic consumption and heavy expenditures in the mining sector. Hyundai Motor, an auto company in Korea, benefited from the supply disruption in Japan and increased global market share. Paladin Energy and Rio Tinto were among the main detractors. Paladin, an Australian uranium mining company, suffered a massive blow from sharply lower uranium prices following the Japanese tsunami and nuclear crisis, production problems and an uncertain outlook for nuclear power. Rio Tinto, a major producer of iron ore, suffered from concerns that iron ore prices would slide on falling Chinese demand. Despite these disappointments, these stocks remain in the portfolio. We believe that there is the potential for a more positive shift in views on nuclear power and that iron ore demand should remain strong, prices may have bottomed and the valuation is attractive.

Outlook

We are reasonably positive about the investment outlook for Asia ex-Japan in 2012, although we do think that uncertainty about the euro zone crisis and the likelihood of market volatility remain key risks. Most economies in Asia are likely to experience some slowing in 2012, but the economic conditions are still generally healthy with low unemployment and relatively positive sentiment providing support for domestic consumption. As inflation slows, Asia is reversing its tightening measures and Asian governments with healthy balance sheets may introduce fiscal stimulus support if the external environment worsens. China has begun to ease monetary policy, which should stimulate its own economy and the region’s. We think that the concerns about a hard landing in China are exaggerated and that valuations are quite reasonable in much of Asia. Unless the euro zone financial crisis deteriorates much further, investors should become more comfortable as the year progresses.

1  |

ABSOLUTE ASIA DYNAMIC EQUITY FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

February 26, 2010 (inception) through December 31, 2011

Average Annual Total Returns — December 31, 20114

	1 Year	Since Inception

Class A (Inception 2/26/10)
NAV	-18.98%	-0.79%
With 5.75% Maximum Sales Charge	-23.66	-3.93

Class C (Inception 2/26/10)
NAV	-19.59	-1.39
With CDSC[1]	-20.39	-1.39

Class Y (Inception 2/26/10)
NAV	-18.74	-0.39

Comparative Performance
MSCI AC Asia Pacific ex Japan Index (Net)[2]	-15.60	2.73
Morningstar Pacific/Asia ex-Japan Stock Fund Avg.[3]	-20.95	-1.19

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	94.2
Short-Term Investments and Other	5.8

Ten Largest Holdings	% of Net Assets as of 12/31/11
PT Astra International Tbk	5.8
Weichai Power Co. Ltd., Class H	5.6
Hyundai Motor Co.	5.5
BHP Billiton Ltd.	5.1
PT United Tractors Tbk	4.9
Kuala Lumpur Kepong Bhd	4.8
Rio Tinto Ltd.	4.1
Simplo Technology Co. Ltd.	4.0
Newcrest Mining Ltd.	3.8
Infosys Ltd., Sponsored ADR	3.5

Five Largest Countries	% of Net Assets as of 12/31/11
China	20.3
Australia	17.6
Hong Kong	13.2
Indonesia	10.7
Korea	10.7

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	7.85%	1.75%
C	7.69	2.50
Y	7.10	1.50

NOTES TO CHARTS

1	Class C shares performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI All Country (AC) Asia Pacific ex Japan Index (Net) is an unmanaged index that is designed to measure the equity market performance in the developed and emerging markets of the Asia Pacific region, excluding Japan. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Morningstar Pacific/Asia ex-Japan Stock Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  2

HANSBERGER INTERNATIONAL FUND

Management Discussion

Managers:

Growth:

Trevor Graham, CFA

Barry A. Lockhart, CFA

Patrick H. Tan

Thomas R.H. Tibbles, CFA

Value:

Ronald Holt, CFA

Moira McLachlan, CFA

Lauretta Reeves, CFA

Hansberger Global Investors, Inc.

Objective:

Seeks long-term growth of capital

Strategy:

Invests in equity securities of small-, mid- and large-cap companies located outside the United States. Assets are invested across developed and emerging markets.

Fund Inception:

December 29, 1995

Symbols:

Class A	NEFDX
Class B	NEDBX
Class C	NEDCX
Class Y	NEDYX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

Market Conditions

The year ended December 31, 2011 was difficult for international equity markets. As the year began, a combination of abundant liquidity, investor optimism on the outlook for global economic growth and quantitative easing by central banks created a positive environment for equities worldwide. However, as the year wore on, investors became increasingly concerned that unsustainable levels of sovereign debt for many countries in Europe could eventually threaten the viability of European banks. In addition, weakness in manufacturing data in the United States, Europe and China led to heightened fears of a double-dip global recession. Global markets were further unsettled by the credit-rating downgrade on U.S. debt. Against this uncertainty, investors shunned risky assets, including equities.

Returns on international equities for U.S. investors were also hurt by a strong U.S. dollar, which appreciated against most of the world’s currencies. Emerging market currencies were hurt the most. The South African rand, Indian rupee and Brazilian real declined 18.1%, 15.8% and 11.0%, respectively. The euro fell 3.2 % and the Canadian dollar dropped 2.4%, while the Japanese yen appreciated 5.4% for the year.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Hansberger International Fund returned -19.80% at net asset value. The Fund’s benchmark, the MSCI EAFE Index, returned -11.73% for the period. The average performance of the fund’s peer group, the Morningstar Foreign Large Blend category, was -13.97%.

Explanation of Fund Performance

Two teams of Hansberger’s international equity specialists manage the fund. One team focuses on value and the other seeks growth potential. The growth segment fared better than value for the period. In November 2011, the fund adopted a more concentrated approach, focusing on fewer holdings. As a result, portfolio turnover was higher than normal for the period.

The main contributor to underperformance was stock selection in Europe, where French bank BNP Paribas and German LED manufacturing equipment maker Aixtron were two of the poorest performers. Emerging market holdings also underperformed. Concerns over a slowdown in the Chinese economy hurt Chinese stocks, with Ping An Insurance and China State Construction being among the largest detractors from performance. North American (Canadian) holdings also declined, with uranium producer Cameco being the largest detractor. Within the Pacific region, outside of Japan, stock selection had a negative effect, with Australia’s Woodside Petroleum and BHP Billiton among the weakest performers. Holdings in Japan outperformed, with Internet retailer Rakuten making the largest positive contribution.

On a sector basis, the fund’s materials holdings underperformed. UK-listed mining operator Vedanta Resources and French steel manufacturer ArcelorMittal were among the holdings most hurt by the deteriorating outlook for global economic growth. Our holdings in energy underperformed, with Cameco suffering a sharp reversal as a result of the Japanese nuclear crisis. Information technology outperformed, on the strength of Britain’s Autonomy, which was acquired by Hewlett Packard for a considerable premium. Utilities also outperformed, bolstered by Brazilian electric utility Cemig.

Outlook

The global macroeconomic environment is likely to remain somewhat challenging in 2012 as investors grapple with a continuation of many of the tensions that affected markets in 2011. More constructive data from the United States and China have partially alleviated the growth scare that peaked in the third quarter of 2011, but worries about the strength of economic activity in these economies remain. And, while European policy makers finally seem to be moving in the right direction, we have yet to see the forceful policy response necessary to rebuild investor confidence in the long-term success of the European Monetary Union as it currently stands. In this environment, we continue to seek high-quality businesses that have strong balance sheets and are well managed. We believe these companies will be well positioned to provide positive returns for investors over the long term.

3  |

HANSBERGER INTERNATIONAL FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

December 31, 2001 through December 31, 2011

Average Annual Total Returns — December 31, 20116

	1 Year	5 Years	10 Years	Since Inception[5]

Class A (Inception 12/29/95)
NAV	-19.80%	-4.97%	3.96%	—
With 5.75% Maximum Sales Charge	-24.40	-6.09	3.34	—

Class B (Inception 12/29/95)
NAV	-20.40	-5.67	3.20	—
With CDSC[1]	-24.38	-5.99	3.20	—

Class C (Inception 12/29/95)
NAV	-20.40	-5.68	3.18	—
With CDSC[1]	-21.20	-5.68	3.18	—

Class Y (Inception 11/14/2011)
NAV	—	—	—	-4.64%

Comparative Performance
MSCI EAFE Index[2]	-11.73	-4.26	5.12	-2.22
MSCI ACWI ex USA[3]	-13.33	-2.48	6.76	-3.13
Morningstar Foreign Large Blend Fund Avg.[4]	-13.97	-4.65	4.00	-2.87

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	98.9
Short-Term Investments and Other	1.1

Ten Largest Holdings	% of Net Assets as of 12/31/11
Samsung Electronics Co. Ltd., GDR	4.5
China State Construction International Holdings Ltd., Class H	3.2
NICE Systems Ltd., Sponsored ADR	2.3
Rolls-Royce Holdings PLC	2.3
Itau Unibanco Holding S.A., Preference ADR	2.3
Agile Property Holdings Ltd.	2.3
Grifols S.A.	2.2
China Unicom Hong Kong Ltd.	2.2
China Longyuan Power Group Corp., Class H	2.2
Anglo American PLC	2.2

Five Largest Countries	% of Net Assets as of 12/31/11
China	28.0
United Kingdom	15.3
Japan	12.3
Korea	6.4
Germany	5.5

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.68%	1.68%
B	2.42	2.42
C	2.43	2.43
Y	1.43	1.43

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

3	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

4	Morningstar Foreign Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown for Class Y shares are calculated from 11/14/11.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

NATIXIS OAKMARK GLOBAL FUND

Management Discussion

Managers:

Clyde S. McGregor, CFA

Robert A. Taylor, CFA

Harris Associates L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies. Invests in the securities of at least three countries.

Fund Inception:

December 15, 2010

Symbols:

Class A	NOGAX
Class C	NOGCX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

Market Conditions

Global equity markets in 2011 were marked by heightened volatility driven in large measure by a procession of natural disasters and political events in both domestic and international markets, as well as by confusing economic signals. March’s earthquake and tsunami in Japan, and severe flooding in Thailand in the second half of the year took their toll on Japan’s export-oriented economy. In Europe, the euro zone’s sovereign debt crisis raised worries about the future of the euro as a currency. U.S. investors continue to try to minimize any perceived risk in their portfolios as evidenced by the sizable flows from equities to fixed income, despite historically low yields and tight bond-market spreads.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Natixis Oakmark Global Fund returned -11.53% at net asset value. The fund underperformed its benchmark, the MSCI World Index (Net), which returned -5.54%, and the -7.93% average return of funds in its peer group, Morningstar’s World Stock category.

Explanation of Fund Performance

As of December 31, 2011, approximately 45% of the fund’s assets were invested in U.S. stocks, with 29% in Europe and 23% in countries along the Pacific Rim (primarily Japan). On a country basis, the fund’s investments in Italy and the U.K. were the biggest contributors to return for the year, while Japan and Switzerland were the leading detractors. Sector-wise, consumer staples made a positive contribution to return, the only sector to do so during the period. The fund’s underweight allocation and stock selection in the materials sector was positive relative to the benchmark. Stock selection contributed to underperformance within both financials and health care, the two weakest sector performers relative to the benchmark.

The top contributors to fund return in the 12-month period were MasterCard, Intel and Equifax. MasterCard is benefiting from a secular shift from paper to electronic payments. Intel has been helped by high gross margins and strong demand for its high-end server chips and Equifax has seen strong momentum in the core credit data business. The leading detractors for the year were Daiwa Securities, Credit Suisse and Rheinmetall. Daiwa has faced decreased equity and capital markets activity in Japan’s weak stock market, while Credit Suisse has been hurt by Europe’s sovereign debt issue and Rheinmetall by fears of recession in Europe. While these companies did not fare well in 2011, each remained in the portfolio at year-end. We believe that Daiwa remains well-capitalized, and new management is focused on Internet banking and asset management. We believe that Credit Suisse has little exposure to sovereign debt and maintains a healthy balance sheet, and steady growth in Rheinmetall’s defense and auto-related businesses position it well for the future.

We continue to maintain hedges against a number of currencies held in the fund that we believe are overvalued relative to the U.S. dollar. For the 12-month period, the currency hedges contributed 0.08% to the fund’s performance, with the greatest contribution coming from the Swiss franc hedges. As of December 31, 2011, roughly one-half of the fund’s currency exposure was hedged.

Outlook

As long-term, value-oriented investors, we enter 2012 with a positive outlook for U.S. equities. The market was trading at around 12 times earnings as the year began (compared to a historical average closer to 15), corporate profit margins are at record levels, and we believe corporate balance sheets are as healthy as they have been in more than four decades. We also see long-term value opportunities in international equity markets, based on the MSCI EAFE’s book value, free cash flow and yield. The biggest challenge for the year may still be volatility driven mostly by political and some macroeconomic instability, but that volatility can also present opportunity when the ups and downs in the market price of businesses do not reflect changes in their intrinsic value.

5  |

NATIXIS OAKMARK GLOBAL FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

December 15, 2010 (inception) through December 31, 2011

Average Annual Total Returns — December 31, 20115

	1 Year	Since Inception[4]

Class A (Inception 12/15/10)
NAV	-11.53%	-9.79%
With 5.75% Maximum Sales Charge	-16.62	-14.77

Class C (Inception 12/15/10)
NAV	-12.12	-10.37
With CDSC[1]	-13.00	-10.37

Comparative Performance
MSCI World Index (Net)[2]	-5.54	-5.54
Morningstar World Stock Avg.[3]	-7.93	-7.93

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	96.4
Short-Term Investments and Other	3.6

Ten Largest Holdings	% of Net Assets as of 12/31/11
Oracle Corp.	4.5
Snap-on, Inc.	4.4
Laboratory Corp. of America Holdings	4.2
Daiwa Securities Group, Inc.	3.8
Square Enix Holdings Co. Ltd.	3.7
MasterCard, Inc., Class A	3.6
Equifax, Inc.	3.6
Julius Baer Group Ltd.	3.2
Credit Suisse Group AG, (Registered)	3.2
Toyota Motor Corp.	3.2

Five Largest Countries	% of Net Assets as of 12/31/11
United States	46.8
Japan	20.5
Switzerland	14.2
Germany	6.7
Australia	2.5

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.60%	1.40%
C	2.35	2.15

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Morningstar World Stock Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 12/31/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  6

NATIXIS OAKMARK INTERNATIONAL FUND

Management Discussion

Managers:

David G. Herro, CFA

Robert A. Taylor, CFA

Harris Associates L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests primarily in a diversified portfolio of common stocks of non-U.S. companies. May invest in non-U.S. markets throughout the world, including emerging markets.

Fund Inception:

December 15, 2010

Symbols:

Class A	NOIAX
Class C	NOICX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

Market Conditions

2011 saw significant headwinds for global equity investors, driven in large part by political disputes and natural disasters. March’s earthquake and tsunami in Japan, followed by severe flooding in Thailand in the second half of the year, took their toll on Japan’s export-oriented economy. Meanwhile, in Europe, the euro zone’s cascading sovereign debt crisis and disagreements over how to address it raised worries about the future of the euro as a currency. Such a dire debate had a particularly harsh impact on European financial companies.

Performance Results

For the 12 months ended December 31, 2011, Class A shares of Natixis Oakmark International Fund returned -14.55% at net asset value. The fund underperformed its benchmark, the MSCI World ex USA Index (Net), which returned -12.21%, and the -12.77% average return of funds in its peer group, Morningstar’s Foreign Large Value category.

Explanation of Fund Performance

As of December 31, 2011, approximately 70% of the fund’s assets were invested in European stocks, led by Switzerland (20%) and the U.K. (12%), while 24% was invested in the Pacific Rim (primarily Japan) and 2% in the Americas (Canada and Mexico). As value investors, our emphasis is on individual stock selection, and country and sector weights are determined by our stock-selection process.

By sector, consumer staples was the top contributor to fund returns for 2011 – the only sector with a positive return. Stock selection in materials and industrials was a benefit relative to the MSCI World ex USA Index. Financials was the worst-performing sector for the fund and also relative to the index. An underweight allocation and stock selection in health care also hurt the fund’s performance relative to the index.

Top performers for the full year were Diageo, G4S and Wolseley. Diageo has a strong brand presence in developing markets, where demand for its premium spirits has seen considerable growth. G4S has a dominant position in the fast-growing global security industry, and it generates high margins and strong free cash flow. Wolseley, a U.K.-based distributor of building and plumbing supplies, saw better-than-expected growth in revenue and margins, and the company continues to gain share in the U.S. market. The leading detractors for the year were Daiwa Securities, Credit Suisse and Olympus. Daiwa has faced decreased equity and capital markets activity in Japan’s weak stock market, while Credit Suisse has been swept up in Europe’s sovereign debt issue and Olympus shares plummeted following revelations that more than $1 billion in investment losses had been hidden for two decades. Each of these companies remained in the portfolio at year-end. We believe that Daiwa’s balance sheet remains well-capitalized, and new management is focused on Internet banking and asset management. In addition, we believe that Credit Suisse has little exposure to sovereign debt and maintains a healthy balance sheet, and Olympus is the world’s leading endoscope company with some unique and valuable technologies.

We continue to maintain hedges against a number of currencies held in the fund that we believe are overvalued relative to the U.S. dollar. For the 12-month period, the currency hedges contributed an estimated 0.77% to the fund’s performance, with the greatest contribution coming from the Swiss franc hedges. As of December 31, 2011, roughly one-third of the fund’s currency exposure was hedged.

Outlook

We see considerable long-term value opportunities in international equity markets at the outset of 2012, based on the MSCI EAFE’s book value, free cash flow and yield. Even with regard to European financials, where investor fear is highest, we are able to find selected companies that we believe are healthy, well-capitalized and profitable. The biggest challenge for the year may still be volatility in global equity markets, driven mostly by political and some macroeconomic instability. But while wild intraday swings can make it difficult to keep portfolios positioned correctly, those swings can also present opportunity when the ups and downs in the market price of businesses do not reflect changes in their intrinsic value.

7  |

NATIXIS OAKMARK INTERNATIONAL FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

December 15, 2010 (inception) through December 31, 2011

Average Annual Total Returns — December 31, 20115

	1 Year	Since Inception[4]

Class A (Inception 12/15/10)
NAV	-14.55%	-12.65%
With 5.75% Maximum Sales Charge	-19.47	-17.47

Class C (Inception 12/15/10)
NAV	-15.17	-13.34
With CDSC[1]	-16.02	-13.34

Comparative Performance
MSCI World ex USA Index (Net)[2]	-12.21	-12.21
Morningstar Foreign Large Value Avg.[3]	-12.77	-12.77

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	95.0
Short-Term Investments and Other	5.0

Ten Largest Holdings	% of Net Assets as of 12/31/11
Credit Suisse Group AG, (Registered)	3.9
Daimler AG, (Registered)	3.7
Intesa Sanpaolo SpA	3.6
Adecco S.A., (Registered)	3.4
Toyota Motor Corp.	3.4
Daiwa Securities Group, Inc.	3.3
Rohm Co. Ltd.	3.0
BNP Paribas	3.0
Canon, Inc.	3.0
Akzo Nobel NV	2.9

Five Largest Countries	% of Net Assets as of 12/31/11
Japan	20.3
Switzerland	19.9
United Kingdom	12.0
France	8.7
Germany	8.6

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.57%	1.45%
C	2.32	2.20

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Morningstar Foreign Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 12/31/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

9  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2011 through December 31, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ABSOLUTE ASIA DYNAMIC EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$803.50	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class C
Actual	$1,000.00	$800.80	$11.35
Hypothetical (5% return before expenses)	$1,000.00	$1,012.60	$12.68
Class Y
Actual	$1,000.00	$804.60	$6.82
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.75%, 2.50% and 1.50% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  10

UNDERSTANDING FUND EXPENSES

HANSBERGER INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$781.80	$8.13	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	*
Class B
Actual	$1,000.00	$779.00	$11.43	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,012.35	$12.93	*
Class C
Actual	$1,000.00	$778.90	$11.43	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,012.35	$12.93	*
Class Y
Actual	$1,000.00	$953.60	$2.74	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,014.21	$11.07	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 1.81%, 2.55%, 2.55% and 2.18% for Class A, B, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).
[1]

Actual expenses for Class A, B and C are equal to the Fund’s annualized expense ratio: 1.81%, 2.55% and 2.55% respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365 (to reflect the half-year period).

[2]

Class Y commenced operations on November 14, 2011. Actual expenses are equal to the Fund’s annualized expense ratio: 2.18%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (47), divided by 365 (to reflect the partial period).

NATIXIS OAKMARK GLOBAL FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$867.60	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17
Class C
Actual	$1,000.00	$864.30	$10.15
Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.41% and 2.16% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$822.90	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37
Class C
Actual	$1,000.00	$819.20	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,014.12	$11.17

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.45% and 2.20% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

11  |

Portfolio of Investments – as of December 31, 2011

Absolute Asia Dynamic Equity Fund

Shares	Description	Value (†)

Common Stocks — 94.2% of Net Assets
	Australia — 17.6%
3,794	BHP Billiton Ltd.	$133,923
28,476	Incitec Pivot Ltd.	90,400
3,309	Newcrest Mining Ltd.	100,842
23,497	Paladin Energy Ltd.(b)	33,043
1,749	Rio Tinto Ltd.	107,824

		466,032

	China — 20.3%
72,000	China National Building Material Co. Ltd., Class H	80,998
42,000	CNOOC Ltd.	73,453
31,000	Digital China Holdings Ltd.	47,909
314,000	Qingling Motors Co. Ltd., Class H	82,728
42,000	Shanghai Friendship Group, Inc., Co., Class B(b)	53,562
30,000	Weichai Power Co. Ltd., Class H	147,168
32,000	Zhongsheng Group Holdings Ltd.	52,964

		538,782

	Hong Kong — 13.2%
720,000	Emperor Watch & Jewellery Ltd.	90,256
11,230	Henderson Land Development Co. Ltd.	55,631
5,200	Hong Kong Aircraft Engineering Co. Ltd.	67,039
4,500	Hong Kong Exchanges & Clearing Ltd.	71,950
30,000	Lifestyle International Holdings Ltd.	65,879

		350,755

	India — 5.2%
1,800	Infosys Ltd., Sponsored ADR	92,484
3,362	Mahindra & Mahindra Ltd., Sponsored GDR	44,282

		136,766

	Indonesia — 10.7%
19,000	PT Astra International Tbk	154,833
44,787	PT United Tractors Tbk	129,952

		284,785

	Korea — 10.7%
355	Hyundai Mobis	90,196
787	Hyundai Motor Co.	145,774
162	Lotte Shopping Co. Ltd.	47,818

		283,788

	Malaysia — 6.0%
17,800	Kuala Lumpur Kepong Bhd	127,392
14,900	QSR Brands Bhd	30,550

		157,942

	Singapore — 3.3%
75,000	Genting Singapore PLC(b)	87,270

	Taiwan — 6.2%
18,150	Simplo Technology Co. Ltd.	105,628
25,000	Taiwan Fertilizer Co. Ltd.	58,107

		163,735

	United States — 1.0%
28,618	GI Dynamics, Inc., 144A(b)	25,904

	Total Common Stocks (Identified Cost $2,492,447)	2,495,759

Short-Term Investments — 8.6%
$229,691	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $229,691 on 1/03/2012 collateralized by $230,000 U.S. Treasury Note, 1.250% due 10/31/2015 valued at $236,152 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $229,691)	$229,691

	Total Investments — 102.8% (Identified Cost $2,722,138)(a)	2,725,450
	Other assets less liabilities — (2.8)%	(75,474)

	Net Assets — 100.0%	$2,649,976

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized appreciation on investments based on a cost of $2,722,138 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$269,841
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(266,529)

	Net unrealized appreciation	$3,312

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of Rule 144A holdings amounted to $25,904 or 1.0% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2011

Absolute Asia Dynamic Equity Fund – (continued)

Industry Summary at December 31, 2011 (Unaudited)

Automobiles	16.1%
Metals & Mining	12.9
Machinery	10.5
Chemicals	5.6
Specialty Retail	5.4
Food Products	4.8
Hotels, Restaurants & Leisure	4.5
Multiline Retail	4.3
Oil, Gas & Consumable Fuels	4.0
Computers & Peripherals	4.0
IT Services	3.5
Auto Components	3.4
Construction Materials	3.1
Diversified Financial Services	2.7
Transportation Infrastructure	2.5
Real Estate Management & Development	2.1
Food & Staples Retailing	2.0
Other Investments, less than 2% each	2.8
Short-Term Investments	8.6

Total Investments	102.8
Other assets less liabilities	(2.8)

Net Assets	100.0%

Currency Exposure at December 31, 2011 (Unaudited)

Hong Kong Dollar	31.5%
Australian Dollar	18.6
United States Dollar	15.8
Indonesian Rupiah	10.7
South Korean Won	10.7
New Taiwan Dollar	6.2
Malaysian Ringgit	6.0
Singapore Dollar	3.3

Total Investments	102.8
Other assets less liabilities	(2.8)

Net Assets	100.0%

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2011

Hansberger International Fund

Shares	Description	Value (†)

Common Stocks — 98.9% of Net Assets
	Australia — 3.6%
55,353	Westpac Banking Corp.	$1,129,989
38,503	Woodside Petroleum Ltd.	1,205,262

		2,335,251

	Brazil — 4.6%
117,669	Gafisa S.A., ADR	541,277
78,164	Itau Unibanco Holding S.A., Preference ADR	1,450,724
46,141	Vale S.A., Sponsored Preference ADR	950,505

		2,942,506

	Canada — 3.3%
39,716	Suncor Energy, Inc.	1,145,012
27,866	Teck Resources Ltd., Class B	980,605

		2,125,617

	China — 28.0%
1,626,000	Agile Property Holdings Ltd.	1,448,054
1,631,000	China Construction Bank Corp., Class H	1,132,909
1,819,000	China Longyuan Power Group Corp., Class H	1,422,956
640,000	China Overseas Land & Investment Ltd.	1,062,132
271,000	China Shenhua Energy Co. Ltd., Class H	1,173,615
2,878,000	China State Construction International Holdings Ltd., Class H	2,044,116
676,000	China Unicom Hong Kong Ltd.	1,426,859
4,514,000	GOME Electrical Appliances Holdings Ltd.	1,038,369
2,197,000	Industrial & Commercial Bank of China Ltd., Class H	1,300,487
50,760	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	1,220,778
175,000	Ping An Insurance (Group) Co. of China Ltd., Class H	1,150,377
1,463,000	Sany Heavy Equipment International Holdings Co. Ltd.	1,182,728
68,500	Tencent Holdings Ltd.	1,370,721
208,000	Weichai Power Co. Ltd., Class H	1,020,363

		17,994,464

	France — 1.6%
26,100	BNP Paribas	1,016,319

	Germany — 5.5%
21,011	Adidas AG	1,365,149
22,305	SAP AG, Sponsored ADR	1,181,050
10,060	Siemens AG, Sponsored ADR	961,836

		3,508,035

	India — 0.7%
18,341	ICICI Bank Ltd., Sponsored ADR	484,753

	Israel — 2.3%
42,746	NICE Systems Ltd., Sponsored ADR(b)	1,472,600

	Italy — 0.9%
128,500	Prada SpA(b)	578,329

	Japan — 12.3%
31,700	Canon, Inc.	1,395,031
23,897	Canon, Inc., Sponsored ADR	1,052,424
6,600	FANUC Corp.	1,006,713
57,700	Mitsui & Co. Ltd.	894,307
5,900	Nintendo Co. Ltd.	810,023
29,000	Terumo Corp.	1,363,276
42,100	Toyota Motor Corp.	1,392,125

		7,913,899

	Korea — 6.4%
4,680	Hyundai Mobis	$1,189,057
6,296	Samsung Electronics Co. Ltd., GDR	2,900,567

		4,089,624

	Norway — 3.6%
51,199	Subsea 7 S.A.(b)	945,140
84,300	Telenor ASA	1,379,465

		2,324,605

	South Africa — 1.1%
39,221	MTN Group Ltd.	696,850

	Spain — 2.4%
86,042	Grifols S.A.(b)	1,441,700
8,604	Grifols S.A., Class B(b)	93,540

		1,535,240

	Sweden — 1.5%
78,666	Sandvik AB	961,728

	Switzerland — 3.6%
55,366	ABB Ltd., (Registered)(b)	1,040,120
7,653	Roche Holding AG	1,294,262

		2,334,382

	Taiwan — 2.2%
514,700	Hon Hai Precision Industry Co. Ltd.	1,407,567

	United Kingdom — 15.3%
38,519	Anglo American PLC	1,422,897
95,018	Barclays PLC, Sponsored ADR	1,044,248
28,202	BG Group PLC	602,498
96,019	Eurasian Natural Resources Corp. PLC	946,984
153,413	Evraz PLC(b)	892,724
185,444	ICAP PLC	998,888
125,600	Rolls-Royce Holdings PLC(b)	1,454,216
39,809	Unilever PLC	1,334,958
72,438	Vedanta Resources PLC	1,142,880

		9,840,293

	Total Common Stocks (Identified Cost $66,536,767)	63,562,062

Principal Amount
Short-Term Investments — 2.5%
$1,641,297	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $1,641,297 on 1/03/2012 collateralized by $1,670,000 Federal National Mortgage Association, 1.070% due 9/21/2015 valued at $1,674,175 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,641,297)	1,641,297

	Total Investments — 101.4% (Identified Cost $68,178,064)(a)	65,203,359
	Other assets less liabilities — (1.4)%	(925,225)

	Net Assets — 100.0%	$64,278,134

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2011

Hansberger International Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized depreciation on investments based on a cost of $68,921,969 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,628,159
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,346,769)

	Net unrealized depreciation	$(3,718,610)

(b)	Non-income producing security.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2011 (Unaudited)

Commercial Banks	11.8%
Metals & Mining	9.9
Machinery	6.5
Oil, Gas & Consumable Fuels	6.4
Software	5.4
Semiconductors & Semiconductor Equipment	4.5
Diversified Telecommunication Services	4.3
Real Estate Management & Development	3.9
Office Electronics	3.8
Construction & Engineering	3.2
Textiles, Apparel & Luxury Goods	3.0
Biotechnology	2.4
Aerospace & Defense	2.3
Independent Power Producers & Energy Traders	2.2
Electronic Equipment, Instruments & Components	2.2
Automobiles	2.2
Internet Software & Services	2.1
Health Care Equipment & Supplies	2.1
Food Products	2.1
Pharmaceuticals	2.0
Other Investments, less than 2% each	16.6
Short-Term Investments	2.5

Total Investments	101.4
Other assets less liabilities	(1.4)

Net Assets	100.0%

Currency Exposure at December 31, 2011 (Unaudited)

Hong Kong Dollar	26.9%
United States Dollar	26.5
British Pound	13.7
Japanese Yen	10.7
Euro	6.1
Australian Dollar	3.6
Swiss Franc	3.6
Norwegian Krone	3.6
New Taiwan Dollar	2.2
Other, less than 2% each	4.5

Total Investments	101.4
Other assets less liabilities	(1.4)

Net Assets	100.0%

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2011

Natixis Oakmark Global Fund

Shares	Description	Value (†)

Common Stocks — 96.4% of Net Assets
	Australia — 2.5%
193,700	Incitec Pivot Ltd.	$614,917

	Germany — 6.7%
14,500	Daimler AG, (Registered)	635,224
13,650	Rheinmetall AG	604,493
7,600	SAP AG	401,976

		1,641,693

	Ireland — 1.5%
8,000	Covidien PLC	360,080

	Italy — 0.4%
10,600	Fiat Industrial S.p.A.(b)	90,306

	Japan — 20.5%
12,200	Canon, Inc.	536,889
293,400	Daiwa Securities Group, Inc.	912,284
8,800	Hirose Electric Co. Ltd.	769,706
21,600	Omron Corp.	433,576
14,200	Rohm Co. Ltd.	660,314
46,400	Square Enix Holdings Co. Ltd.	909,374
23,500	Toyota Motor Corp.	777,077

		4,999,220

	Spain — 2.1%
67,720	Banco Santander S.A.	511,601

	Sweden — 2.1%
20,600	Assa Abloy AB, Series B	515,116

	Switzerland — 14.2%
16,800	Adecco S.A., (Registered)(b)	700,161
33,400	Credit Suisse Group AG, (Registered)(b)	782,835
20,200	Julius Baer Group Ltd.(b)	786,839
7,700	Nestle S.A., (Registered)	442,161
24,200	TE Connectivity Ltd.	745,602

		3,457,598

	United Kingdom — 1.8%
19,800	Diageo PLC	432,632

	United States — 44.6%
5,900	Apache Corp.	534,422
44,700	Applied Materials, Inc.	478,737
20,600	Discovery Communications, Inc., Series C(b)	776,620
22,300	Equifax, Inc.	863,902
7,700	FedEx Corp.	643,027
30,700	Intel Corp.	744,475
9,600	International Flavors & Fragrances, Inc.	503,232
11,800	Laboratory Corp. of America Holdings(b)	1,014,446
56,000	Live Nation Entertainment, Inc.(b)	465,360
2,350	MasterCard, Inc., Class A	876,127
42,700	Oracle Corp.	1,095,255
20,900	Snap-on, Inc.	1,057,958
92,500	Tenet Healthcare Corp.(b)	474,525
25,400	Texas Instruments, Inc.	739,394
5,600	Union Pacific Corp.	593,264

		10,860,744

	Total Common Stocks (Identified Cost $26,435,536)	23,483,907

Short-Term Investments — 2.2%
$529,751	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $529,751 on 1/03/2012 collateralized by $510,000 Federal Home Loan Mortgage Corp., 2.500% due 5/27/2016 valued at $541,875 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $529,751)	$529,751

	Total Investments — 98.6% (Identified Cost $26,965,287)(a)	24,013,658
	Other assets less liabilities — 1.4%	331,933

	Net Assets — 100.0%	$24,345,591

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized depreciation on investments based on a cost of $27,849,791 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$736,333
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,572,466)

	Net unrealized depreciation	$(3,836,133)

(b)	Non-income producing security.

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	06/20/2012	Australian Dollar	779,000	$783,407	$42,488
Buy	06/20/2012	Australian Dollar	75,000	75,424	(43)
Sell	06/20/2012	Australian Dollar	196,000	197,109	2,111
Sell	06/20/2012	Australian Dollar	1,105,000	1,111,251	(12,219)
Buy	03/21/2012	Euro	207,000	268,093	(7,619)
Sell	03/21/2012	Euro	468,000	606,124	65,104
Buy	09/19/2012	Japanese Yen	92,000,000	1,202,560	13,780
Buy	09/19/2012	Japanese Yen	63,500,000	830,028	(3,404)
Sell	09/19/2012	Japanese Yen	420,000,000	5,489,949	26,832
Sell	09/19/2012	Swedish Krona	672,000	96,850	(485)
Buy	03/21/2012	Swiss Franc	1,378,000	1,469,443	(81,074)
Sell	03/21/2012	Swiss Franc	3,093,000	3,298,250	370,363

Total					$415,834

1 Counterparty is State Street Bank and Trust Company.

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2011

Natixis Oakmark Global Fund – (continued)

Industry Summary at December 31, 2011 (Unaudited)

Semiconductors & Semiconductor Equipment	10.8%
Capital Markets	10.1
Software	9.8
Electronic Equipment, Instruments & Components	8.1
Professional Services	6.4
Health Care Providers & Services	6.2
Automobiles	5.8
Media	5.1
Machinery	4.7
Chemicals	4.6
IT Services	3.6
Air Freight & Logistics	2.6
Industrial Conglomerates	2.5
Road & Rail	2.4
Office Electronics	2.2
Oil, Gas & Consumable Fuels	2.2
Building Products	2.1
Commercial Banks	2.1
Other Investments, less than 2% each	5.1
Short-Term Investments	2.2

Total Investments	98.6
Other assets less liabilities (including open forward foreign currency contracts)	1.4

Net Assets	100.0%

Currency Exposure at December 31, 2011 (Unaudited)

United States Dollar	51.4%
Japanese Yen	20.5
Swiss Franc	11.1
Euro	9.2
Australian Dollar	2.5
Swedish Krona	2.1
British Pound	1.8

Total Investments	98.6
Other assets less liabilities (including open forward foreign currency contracts)	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2011

Natixis Oakmark International Fund

Shares	Description	Value (†)

Common Stocks — 95.0% of Net Assets
	Australia — 3.7%
148,300	Amcor Ltd.	$1,091,730
20,500	Orica Ltd.	507,253
40,733	Treasury Wine Estates Ltd.	153,566

		1,752,549

	Canada — 1.2%
20,800	Thomson Reuters Corp.	555,960

	France — 8.7%
36,700	BNP Paribas	1,429,077
4,400	Danone S.A.	276,111
8,100	PPR	1,156,188
27,100	Publicis Groupe	1,243,732

		4,105,108

	Germany — 8.6%
13,500	Allianz SE, (Registered)	1,289,306
39,800	Daimler AG, (Registered)	1,743,579
19,400	SAP AG	1,026,098

		4,058,983

	Ireland — 2.0%
10,200	Experian PLC	138,644
7,621,000	Governor & Co. of the Bank of Ireland (The)(b)	805,866

		944,510

	Italy — 4.3%
42,200	Fiat Industrial SpA(b)	359,520
1,018,000	Intesa Sanpaolo SpA	1,695,494

		2,055,014

	Japan — 20.3%
32,200	Canon, Inc.	1,417,035
509,000	Daiwa Securities Group, Inc.	1,582,660
40,000	Honda Motor Co. Ltd.	1,218,435
37,500	Olympus Corp.	492,933
55,900	Omron Corp.	1,122,080
30,800	Rohm Co. Ltd.	1,432,230
16,200	Secom Co. Ltd.	744,945
48,100	Toyota Motor Corp.	1,590,528

		9,600,846

	Mexico — 0.4%
9,300	Grupo Televisa SAB, Sponsored ADR	195,858

	Netherlands — 8.5%
28,500	Akzo Nobel NV	1,373,402
16,700	Heineken Holding NV	682,476
50,400	Koninklijke Ahold NV	677,406
62,800	Koninklijke Philips Electronics	1,317,650

		4,050,934

	Spain — 2.5%
160,300	Banco Santander S.A.	1,211,011

	Sweden — 2.9%
51,900	Assa Abloy AB, Series B	1,297,793
3,000	Atlas Copco AB, Series B	56,791

		1,354,584

	Switzerland — 19.9%
38,800	Adecco S.A., (Registered)(b)	1,617,039
15,000	Cie Financiere Richemont S.A., Series A	754,540
78,400	Credit Suisse Group AG, (Registered)(b)	1,837,552
2,000	Geberit AG, (Registered)(b)	384,443
1,280	Givaudan S.A., (Registered)(b)	1,216,292
13,500	Holcim Ltd., (Registered)(b)	719,619
10,000	Kuehne & Nagel International AG, (Registered)	1,119,791
20,300	Nestle S.A., (Registered)	1,165,697

	Switzerland — continued
7,100	Novartis AG, (Registered)	$405,361
1,100	Roche Holding AG	186,030

		9,406,364

	United Kingdom — 12.0%
71,100	BAE Systems PLC	314,178
47,200	Diageo PLC	1,031,324
207,800	G4S PLC	877,136
7,900	GlaxoSmithKline PLC	180,009
1,766,000	Lloyds Banking Group PLC(b)	709,367
39,100	Reed Elsevier PLC	314,759
44,000	Schroders PLC	897,094
10,900	Signet Jewelers Ltd.	479,164
14,300	Tesco PLC	89,473
24,300	Wolseley PLC	803,728

		5,696,232

	Total Common Stocks (Identified Cost $52,505,620)	44,987,953

Principal Amount
Short-Term Investments — 2.4%
$1,115,286	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $1,115,286 on 1/03/2012 collateralized by $1,135,000 Federal National Mortgage Association, 1.070% due 9/21/2015 valued at $1,137,838 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,115,286)	1,115,286

	Total Investments — 97.4%
	(Identified Cost $53,620,906)(a)	46,103,239
	Other assets less liabilities — 2.6%	1,249,659

	Net Assets — 100.0%	$47,352,898

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized depreciation on investments based on a cost of $54,190,666 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$443,404
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,530,831)

	Net unrealized depreciation	$(8,087,427)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2011

Natixis Oakmark International Fund – (continued)

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	06/20/2012	Australian Dollar	113,000	$113,639	$7,785
Sell	06/20/2012	Australian Dollar	1,384,000	1,391,830	(15,304)
Sell	03/21/2012	Euro	1,650,000	2,136,974	231,275
Buy	09/19/2012	Japanese Yen	146,000,000	1,908,411	24,540
Sell	09/19/2012	Japanese Yen	585,000,000	7,646,714	35,492
Sell	09/19/2012	Swedish Krona	1,767,000	254,664	(1,276)
Buy	03/21/2012	Swiss Franc	1,878,000	2,002,623	(118,841)
Sell	03/21/2012	Swiss Franc	7,488,000	7,984,900	889,244

Total					$1,052,915

1 Counterparty is State Street Bank and Trust Company.

Industry Summary at December 31, 2011 (Unaudited)

Commercial Banks	12.3%
Automobiles	9.7
Capital Markets	9.1
Chemicals	6.6
Media	4.9
Beverages	3.9
Professional Services	3.7
Building Products	3.6
Commercial Services & Supplies	3.4
Food Products	3.1
Semiconductors & Semiconductor Equipment	3.0
Office Electronics	3.0
Industrial Conglomerates	2.8
Insurance	2.7
Multiline Retail	2.5
Electronic Equipment, Instruments & Components	2.4
Marine	2.4
Containers & Packaging	2.3
Software	2.2
Other Investments, less than 2% each	11.4
Short-Term Investments	2.4

Total Investments	97.4
Other assets less liabilities (including open forward foreign currency contracts)	2.6

Net Assets	100.0%

Currency Exposure at December 31, 2011 (Unaudited)

Euro	34.4%
Japanese Yen	20.3
Swiss Franc	19.9
British Pound	11.3
United States Dollar	3.8
Australian Dollar	3.7
Swedish Krona	2.8
Canadian Dollar	1.2

Total Investments	97.4
Other assets less liabilities (including open forward foreign currency contracts)	2.6

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Statements of Assets and Liabilities

December 31, 2011

	Absolute Asia Dynamic Equity Fund	Hansberger International Fund	Natixis Oakmark Global Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$2,722,138	$68,178,064	$26,965,287	$53,620,906
Net unrealized appreciation (depreciation)	3,312	(2,974,705)	(2,951,629)	(7,517,667)

Investments at value	2,725,450	65,203,359	24,013,658	46,103,239
Foreign currency at value (identified cost $0, $0, $843 and $4,217)	—	—	842	4,211
Receivable for Fund shares sold	—	105,134	29,900	243,914
Receivable from investment adviser (Note 6)	10,606	—	—	—
Receivable for securities sold	—	6,550	957,243	150,385
Dividends receivable	1,418	100,523	19,596	33,724
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	520,678	1,188,336
Tax reclaims receivable	—	39,872	6,893	42,986
Other assets	—	—	9,116	—

TOTAL ASSETS	2,737,474	65,455,438	25,557,926	47,766,795

LIABILITIES
Payable for securities purchased	—	513,748	1,018,327	100,440
Payable for Fund shares redeemed	—	90,326	17,631	75,043
Payable to custodian bank	—	267,022	—	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	104,844	135,421
Management fees payable (Note 6)	—	44,889	6,337	24,761
Deferred Trustees’ fees (Note 6)	17,081	133,369	6,679	6,744
Administrative fees payable (Note 6)	106	2,611	4,117	4,598
Other accounts payable and accrued expenses	70,311	125,339	54,400	66,890

TOTAL LIABILITIES	87,498	1,177,304	1,212,335	413,897

NET ASSETS	$2,649,976	$64,278,134	$24,345,591	$47,352,898

NET ASSETS CONSIST OF:
Paid-in capital	$2,741,735	$85,064,624	$29,413,753	$55,776,289
Distributions in excess of net investment income/Accumulated net investment (loss)	(17,139)	(114,462)	(421,249)	(528,113)
Accumulated net realized loss on investments and foreign currency transactions	(77,936)	(17,694,713)	(2,112,059)	(1,427,844)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,316	(2,977,315)	(2,534,854)	(6,467,434)

NET ASSETS	$2,649,976	$64,278,134	$24,345,591	$47,352,898

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$114,393	$53,426,799	$19,387,100	$33,851,686

Shares of beneficial interest	11,730	3,924,599	2,158,620	3,900,959

Net asset value and redemption price per share	$9.75	$13.61	$8.98	$8.68

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.34	$14.44	$9.53	$9.21

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$3,282,252	$—	$—

Shares of beneficial interest	—	271,477	—	—

Net asset value and offering price per share	$—	$12.09	$—	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$27,998	$7,468,304	$4,958,491	$13,501,212

Shares of beneficial interest	2,890	621,721	555,820	1,567,251

Net asset value and offering price per share	$9.69	$12.01	$8.92	$8.61

Class Y shares:
Net assets	$2,507,585	$100,779	$—	$—

Shares of beneficial interest	256,512	7,423	—	—

Net asset value, offering and redemption price per share	$9.78	$13.58	$—	$—

See accompanying notes to financial statements.

|  20

Statements of Operations

For the Year Ended December 31, 2011

	Absolute Asia Dynamic Equity Fund	Hansberger International Fund	Natixis Oakmark Global Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$57,190	$2,346,576	$617,828 (a)	$1,121,662 (a)
Less net foreign taxes withheld	(5,083)	(185,021)	(31,592)	(94,827)

	52,107	2,161,555	586,236	1,026,835

Expenses
Management fees (Note 6)	30,373	684,721	247,829	366,560
Service and distribution fees (Note 6)	615	330,904	109,561	180,792
Administrative fees (Note 6)	17,091	39,721	84,253	84,734
Trustees’ fees and expenses (Note 6)	15,326	11,561	16,025	16,236
Transfer agent fees and expenses (Note 6)	976	175,175	10,049	18,855
Audit and tax services fees	43,006	56,532	32,533	32,533
Custodian fees and expenses	29,011	155,623	44,528	106,498
Legal fees	40	1,141	445	574
Registration fees	44,069	55,964	37,221	51,491
Shareholder reporting expenses	2,514	37,418	6,876	7,226
Miscellaneous expenses	12,453	20,155	10,682	10,024

Total expenses	195,474	1,568,915	600,002	875,523
Less waiver and/or expense reimbursement (Note 6)	(149,279)	—	(132,688)	(177,240)

Net expenses	46,195	1,568,915	467,314	698,283

Net investment income	5,912	592,640	118,922	328,552

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(77,936)	1,439,484	(2,112,059)	(1,427,844)
Foreign currency transactions	919	48,820	(571,145)	(886,661)
Net change in unrealized appreciation (depreciation) on:
Investments	(546,938)	(19,524,024)	(3,029,357)	(7,602,958)
Foreign currency translations	(21)	(17,185)	420,221	1,053,782

Net realized and unrealized loss on investments and foreign currency transactions	(623,976)	(18,052,905)	(5,292,340)	(8,863,681)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(618,064)	$(17,460,265)	$(5,173,418)	$(8,535,129)

(a)	Includes a non-recurring dividend of $37,655 and $49,102 for Natixis Oakmark Global Fund and Natixis Oakmark International Fund, respectively.

See accompanying notes to financial statements.

21  |

Statements of Changes in Net Assets

	Absolute Asia Dynamic Equity Fund		Hansberger International Fund		Natixis Oakmark Global Fund		Natixis Oakmark International Fund
	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Period Ended December 31, 2010 (b)	Year Ended December 31, 2011	Period Ended December 31, 2010 (b)
FROM OPERATIONS:
Net investment income (loss)	$5,912	$1,485	$592,640	$390,350	$118,922	$(799)	$328,552	$525
Net realized gain (loss) on investments and foreign currency transactions	(77,017)	9,441	1,488,304	1,942,340	(2,683,204)	2,477	(2,314,505)	3,588
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(546,959)	550,275	(19,541,209)	5,162,104	(2,609,136)	74,282	(6,549,176)	81,742

Net increase (decrease) in net assets resulting from operations	(618,064)	561,201	(17,460,265)	7,494,794	(5,173,418)	75,960	(8,535,129)	85,855

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(338)	(112)	(368,655)	(632,902)	—	—	(4,868)	(1,241)
Class B	—	—	(4,222)	(21,344)	—	—	—	—
Class C	—	(88)	(9,342)	(35,852)	—	—	(165)	(86)
Class Y	(13,294)	(18,450)	(606)	—	—	—	—	—
Net realized capital gains
Class A	—	(108)	—	—	—	—	(296)	—
Class C	—	(176)	—	—	—	—	(82)	—
Class Y	—	(11,400)	—	—	—	—	—	—

Total distributions	(13,632)	(30,334)	(382,825)	(690,098)	—	—	(5,411)	(1,327)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	152,000	2,598,805	(15,736,662)	(15,402,231)	24,066,376	5,376,673	49,706,546	6,102,364

Increase from regulatory settlements (Note 7)	—	—	66,557	93,153	—	—	—	—

Net increase (decrease) in net assets	(479,696)	3,129,672	(33,513,195)	(8,504,382)	18,892,958	5,452,633	41,166,006	6,186,892
NET ASSETS
Beginning of the year	3,129,672	—	97,791,329	106,295,711	5,452,633	—	6,186,892	—

End of the year	$2,649,976	$3,129,672	$64,278,134	$97,791,329	$24,345,591	$5,452,633	$47,352,898	$6,186,892

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(17,139)	$(10,986)	$(114,462)	$(399,332)	$(421,249)	$2,387	$(528,113)	$3,360

(a)	From commencement of operations on February 26, 2010 through December 31, 2010.
(b)	From commencement of operations on December 15, 2010 through December 31, 2010.

See accompanying notes to financial statements.

|  22

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions

ABSOLUTE ASIA DYNAMIC EQUITY FUND
Class A
12/31/2011	$12.07	$0.00	$(2.29)	$(2.29)	$(0.03)	$—	$—	$(0.03)
12/31/2010(g)	10.00	(0.04)	2.20	2.16	(0.04)	(0.05)	—	(0.09)
Class C
12/31/2011	12.05	(0.10)	(2.26)	(2.36)	—	—	—	—
12/31/2010(g)	10.00	(0.10)	2.22	2.12	(0.02)	(0.05)	—	(0.07)
Class Y
12/31/2011	12.10	0.02	(2.29)	(2.27)	(0.05)	—	—	(0.05)
12/31/2010(g)	10.00	0.01	2.21	2.22	(0.07)	(0.05)	—	(0.12)
HANSBERGER INTERNATIONAL FUND
Class A
12/31/2011	$17.08	$0.13	$(3.52)	$(3.39)	$(0.09)	$—	$—	$(0.09)
12/31/2010	15.84	0.09	1.28	1.37	(0.14)	—	—	(0.14)
12/31/2009	10.88	0.09	4.79	4.88	(0.01)	—	—	(0.01)
12/31/2008	22.17	0.26	(10.63)	(10.37)	(0.15)	(0.68)	(0.09)	(0.92)
12/31/2007	21.50	0.18	3.29	3.47	(0.40)	(2.40)	—	(2.80)
Class B
12/31/2011	15.20	0.01	(3.12)	(3.11)	(0.01)	—	—	(0.01)
12/31/2010	14.12	(0.02)	1.13	1.11	(0.04)	—	—	(0.04)
12/31/2009	9.76	0.00	4.27	4.27	—	—	—	—
12/31/2008	19.88	0.12	(9.48)	(9.36)	(0.03)	(0.68)	(0.05)	(0.76)
12/31/2007	19.51	0.01	2.98	2.99	(0.22)	(2.40)	—	(2.62)
Class C
12/31/2011	15.10	0.01	(3.10)	(3.09)	(0.01)	—	—	(0.01)
12/31/2010	14.03	(0.02)	1.12	1.10	(0.04)	—	—	(0.04)
12/31/2009	9.70	(0.00)	4.24	4.24	—	—	—	—
12/31/2008	19.81	0.11	(9.43)	(9.32)	(0.03)	(0.68)	(0.08)	(0.79)
12/31/2007	19.48	0.01	2.97	2.98	(0.25)	(2.40)	—	(2.65)
Class Y(i)
12/31/2011	14.37	0.00	(0.68)	(0.68)	(0.12)	—	—	(0.12)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

23  |

							Ratios to Average Net Assets:
Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$—		$9.75	(18.98)		$114	1.75	6.48	0.03	27
—	—		12.07	21.63		29	1.75	10.75	(0.49)	5

—	—		9.69	(19.59)		28	2.50	7.51	(0.84)	27
—	—		12.05	21.18		46	2.50	10.45	(1.06)	5

—	—		9.78	(18.74)		2,508	1.50	6.42	0.21	27
—	—		12.10	22.19		3,054	1.50	10.03	0.08	5

$0.01	$—		$13.61	(19.80	)(j)	$53,427	1.70	1.70	0.83	95
0.01	—		17.08	8.70		78,367	1.67	1.67	0.57	39
0.09	—		15.84	45.82		83,183	1.69	1.69	0.71	46
—	0.00	(h)	10.88	(47.63)		60,091	1.49	1.49	1.48	47
—	0.00		22.17	16.38		128,224	1.45	1.45	0.79	47

0.01	—		12.09	(20.40	)(j)	3,282	2.44	2.44	0.09	95
0.01	—		15.20	7.93		6,347	2.42	2.42	(0.17)	39
0.09	—		14.12	44.67		9,157	2.44	2.44	0.01	46
—	0.00	(h)	9.76	(48.03)		9,328	2.23	2.23	0.72	47
—	0.00		19.88	15.63		29,770	2.20	2.20	0.06	47

0.01	—		12.01	(20.40	)(j)	7,468	2.44	2.44	0.08	95
0.01	—		15.10	7.91		13,078	2.42	2.42	(0.17)	39
0.09	—		14.03	44.64		13,956	2.44	2.44	(0.03)	46
—	0.00	(h)	9.70	(48.00)		11,010	2.24	2.24	0.73	47
—	0.00		19.81	15.54		26,414	2.20	2.20	0.04	47

0.01	—		13.58	(4.64	)(j)	101	2.18	2.18	0.21	95

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	From commencement of operations on February 26, 2010 through December 31, 2010.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	From commencement of Class operations on November 14, 2011 through December 31, 2011.
(j)	Includes proceeds from regulatory settlements. Without these proceeds, total return would have been (19.86)%, (20.47)%, (20.47)% and (4.78)% for Class A, Class B, Class C and Class Y shares, respectively.

|  24

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains (b)	Total distributions (b)

NATIXIS OAKMARK GLOBAL FUND
Class A
12/31/2011	$10.15	$0.05	(g)	$(1.22)	$(1.17)	$—	$—	$—
12/31/2010(i)	10.00	(0.00)		0.15	0.15	—	—	—
Class C
12/31/2011	10.16	(0.02	)(g)	(1.22)	(1.24)	—	—	—
12/31/2010(i)	10.00	(0.00)		0.16	0.16	—	—	—
NATIXIS OAKMARK INTERNATIONAL FUND
Class A
12/31/2011	$10.16	$0.09	(k)	$(1.57)	$(1.48)	$(0.00)	$(0.00)	$(0.00)
12/31/2010(i)	10.00	0.00		0.16	0.16	(0.00)	—	(0.00)
Class C
12/31/2011	10.15	0.02	(k)	(1.56)	(1.54)	(0.00)	(0.00)	(0.00)
12/31/2010(i)	10.00	(0.00)		0.15	0.15	(0.00)	—	(0.00)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

25  |

				Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$8.98	(11.53	)(g)	$19,387	1.40	(h)	1.83	0.48	(g)	58
10.15	1.50		5,078	1.40		23.55	(0.35)		0	(j)

8.92	(12.12	)(g)	4,958	2.16	(h)	2.57	(0.23	)(g)	58
10.16	1.50		374	2.15		29.67	(0.32)		0	(j)

$8.68	(14.55	)(k)	$33,852	1.45		1.87	0.93	(k)	48
10.16	1.62		5,487	1.45		22.77	0.23		0	(j)

8.61	(15.17	)(k)	13,501	2.20		2.59	0.20	(k)	48
10.15	1.52		700	2.20		25.08	(0.08)		0	(j)

(g)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.04 and $(0.03) for Class A and Class C shares, respectively, total return would have been (11.63)% and (12.22)% for Class A and Class C shares, respectively and the ratio of net investment income (loss) to average net assets would have been 0.36% and (0.36)% for Class A and Class C shares, respectively.
(h)	Includes interest expense from bank overdraft charges of less than 0.01% for Class A shares and 0.01% for Class C shares. Without this expense the ratio of net expenses for Class C shares would have been 2.15%.
(i)	From commencement of operations on December 15, 2010 through December 31, 2010.
(j)	Amount rounds to less than 1%.
(k)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08 and $0.01 for Class A and Class C shares, respectively, total return would have been (14.65)% and (15.27)% for Class A and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.81% and 0.08% for Class A and Class C shares, respectively.

See accompanying notes to financial statements.

|  26

Notes to Financial Statements

December 31, 2011

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Absolute Asia Dynamic Equity Fund (the “Dynamic Equity Fund”)

Hansberger International Fund (the “International Fund”)

Natixis Oakmark Global Fund

Natixis Oakmark International Fund

Each Fund is a diversified investment company, except for Dynamic Equity Fund, which is a non-diversified investment company.

Each Fund offers Class A and Class C shares. Dynamic Equity Fund offers Class Y shares and effective November 14, 2011, International Fund began offering Class Y shares. Effective October 12, 2007, Class B shares of International Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in Dynamic Equity Fund’s and International Fund’s prospectus.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value

27  |

Notes to Financial Statements (continued)

December 31, 2011

each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of December 31, 2011, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
Dynamic Equity Fund	87%
International Fund	72%
Natixis Oakmark Global Fund	48%
Natixis Oakmark International Fund	95%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

|  28

Notes to Financial Statements (continued)

December 31, 2011

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as taxable overdistribution, net operating losses, distribution redesignations, foreign currency transactions, non-deductible expenses and gains realized from passive foreign investment companies (“PFICs”). Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, forward foreign currency contract mark to market and PFIC unrealized gains. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2011 and 2010 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Dynamic Equity Fund	$13,632	$—	$13,632
International Fund	382,825	—	382,825
Natixis Oakmark International Fund	5,411	—	5,411

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Dynamic Equity Fund	$30,334	$—	$30,334
International Fund	690,098	—	690,098
Natixis Oakmark International Fund	1,327	—	1,327

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

29  |

Notes to Financial Statements (continued)

December 31, 2011

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Dynamic Equity Fund	International Fund	Natixis Oakmark Global Fund	Natixis Oakmark International Fund
Undistributed ordinary income	$—	$62,285	$—	$530,938

Total undistributed earnings	—	62,285	—	530,938

Capital loss carryforward:
Short-term:
Expires December 31, 2017	—	(14,311,241)	—	—
No expiration date	—	—	(1,224,916)	(823,798)
Long-term:
No expiration date	(77,936)	—	(2,639)	(34,286)

Total capital loss carryforward	(77,936)	(14,311,241)	(1,227,555)	(858,084)
Post-October loss deferrals	(58)	(2,679,619)	—	—
Unrealized appreciation (depreciation)	3,316	(3,724,545)	(3,833,928)	(8,089,501)

Total accumulated losses	$(74,678)	$(20,653,120)	$(5,061,483)	$(8,416,647)

Capital loss carryforward utilized in the current year	$—	$2,879,712	$—	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2011, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

|  30

Notes to Financial Statements (continued)

December 31, 2011

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011, at value:

Dynamic Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
India	$92,484	$44,282	$—	$136,766
United States	25,904	—	—	25,904
All Other Common Stocks(a)	—	2,333,089	—	2,333,089

Total Common Stocks	118,388	2,377,371	—	2,495,759

Short-Term Investments	—	229,691	—	229,691

Total	$118,388	$2,607,062	$—	$2,725,450

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$2,335,251	$—	$2,335,251
China	1,220,778	16,773,686	—	17,994,464
France	—	1,016,319	—	1,016,319
Germany	2,142,886	1,365,149	—	3,508,035
Italy	—	578,329	—	578,329
Japan	1,052,424	6,861,475	—	7,913,899
Korea	2,900,567	1,189,057	—	4,089,624
Norway	—	2,324,605	—	2,324,605
South Africa	—	696,850	—	696,850
Spain	93,540	1,441,700	—	1,535,240
Sweden	—	961,728	—	961,728
Switzerland	—	2,334,382	—	2,334,382
Taiwan	—	1,407,567	—	1,407,567
United Kingdom	1,936,972	7,903,321	—	9,840,293
All Other Common Stocks(a)	7,025,476	—	—	7,025,476

Total Common Stocks	16,372,643	47,189,419	—	63,562,062

Short-Term Investments	—	1,641,297	—	1,641,297

Total	$16,372,643	$48,830,716	$—	$65,203,359

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

31  |

Notes to Financial Statements (continued)

December 31, 2011

Natixis Oakmark Global Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$614,917	$—	$614,917
Germany	—	1,641,693	—	1,641,693
Italy	—	90,306	—	90,306
Japan	—	4,999,220	—	4,999,220
Spain	—	511,601	—	511,601
Sweden	—	515,116	—	515,116
Switzerland	745,602	2,711,996	—	3,457,598
United Kingdom	—	432,632	—	432,632
All Other Common Stocks(a)	11,220,824	—	—	11,220,824

Total Common Stocks	11,966,426	11,517,481	—	23,483,907

Short-Term Investments	—	529,751	—	529,751

Total Investments	11,966,426	12,047,232	—	24,013,658

Forward Foreign Currency Contracts (unrealized appreciation)	—	520,678	—	520,678

Total	$11,966,426	$12,567,910	$—	$24,534,336

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(104,844)	$—	$(104,844)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$1,752,549	$—	$1,752,549
France	—	4,105,108	—	4,105,108
Germany	—	4,058,983	—	4,058,983
Ireland	—	944,510	—	944,510
Italy	—	2,055,014	—	2,055,014
Japan	—	9,600,846	—	9,600,846
Netherlands	—	4,050,934	—	4,050,934
Spain	—	1,211,011	—	1,211,011
Sweden	—	1,354,584	—	1,354,584
Switzerland	—	9,406,364	—	9,406,364
United Kingdom	479,164	5,217,068	—	5,696,232
All Other Common Stocks(a)	751,818	—	—	751,818

Total Common Stocks	1,230,982	43,756,971	—	44,987,953

Short-Term Investments	—	1,115,286	—	1,115,286

Total Investments	1,230,982	44,872,257	—	46,103,239

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,188,336	—	1,188,336

Total	$1,230,982	$46,060,593	$—	$47,291,575

|  32

Notes to Financial Statements (continued)

December 31, 2011

Natixis Oakmark International Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(135,421)	$—	$(135,421)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

In May, 2011, Accounting Standard Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of March 31, 2012 for the Funds, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Funds’ financial statements.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the year ended December 31, 2011, Natixis Oakmark Global Fund and Natixis Oakmark International Fund engaged in forward foreign currency transactions for hedging purposes.

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The maximum amount of loss that Natixis Oakmark Global Fund and Natixis Oakmark International Fund would incur if counterparties failed to meet their obligations are as follows as of December 31, 2011:

Fund	Maximum Amount of Loss - Gross
Natixis Oakmark Global Fund	$520,678
Natixis Oakmark International Fund	1,188,336

The Funds require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Natixis Oakmark Global Fund as of December 31, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$520,678
Liabilities
Unrealized depreciation on forward foreign currency contracts	(104,844)

33  |

Notes to Financial Statements (continued)

December 31, 2011

Transactions in derivative instruments for Natixis Oakmark Global Fund during the year ended December 31, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(563,631)
Net Change in Unrealized Appreciation (Depreciation) on: Foreign currency translations*	419,291

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$1,188,336
Liabilities
Unrealized depreciation on forward foreign currency contracts	(135,421)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(850,809)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	1,056,444

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards activity, as a percentage of net assets, for Natixis Oakmark Global Fund and Natixis Oakmark International Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2011:

Natixis Oakmark Global Fund	Forwards
Average Notional Amount Outstanding	31.20%
Highest Notional Amount Outstanding	63.37%
Lowest Notional Amount Outstanding	18.31%
Notional Amount Outstanding as of December 31, 2011	63.37%

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	37.90%
Highest Notional Amount Outstanding	49.50%
Lowest Notional Amount Outstanding	20.35%
Notional Amount Outstanding as of December 31, 2011	49.50%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

|  34

Notes to Financial Statements (continued)

December 31, 2011

5.  Purchases and Sales of Securities.  For the year ended year ended December 31, 2011, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Dynamic Equity Fund	$943,759	$786,400
International Fund	81,335,793	96,233,449
Natixis Oakmark Global Fund	40,297,540	16,645,809
Natixis Oakmark International Fund	67,366,867	18,961,435

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) (formerly Natixis Asset Management Advisors, L.P.) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Over $200 million
Dynamic Equity Fund	1.00%	1.00%
International Fund	0.80%	0.75%
Natixis Oakmark Global Fund	0.80%	0.80%
Natixis Oakmark International Fund	0.85%	0.85%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Dynamic Equity Fund	Absolute Asia Asset Management Limited (“Absolute Asia”)
International Fund	Hansberger Global Investors, Inc. (“Hansberger”)
Natixis Oakmark Global Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Dynamic Equity Fund	1.75%	2.50%	1.50%
Natixis Oakmark Global Fund	1.40%	2.15%	—
Natixis Oakmark International Fund	1.45%	2.20%	—

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

35  |

Notes to Financial Statements (continued)

December 31, 2011

For the year ended December 31, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Dynamic Equity Fund	$30,373	$30,373	$—	1.00%	—
International Fund	684,721	—	684,721	0.80%	0.80%
Natixis Oakmark Global Fund	247,829	132,688	115,141	0.80%	0.37%
Natixis Oakmark International Fund	366,560	177,240	189,320	0.85%	0.44%

[1]	Management fee waivers are subject to possible recovery until December 31, 2012.

For the year ended December 31, 2011, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Dynamic Equity Fund	$118,906

[2]	Expense reimbursements are subject to possible recovery until December 31, 2012.

No expenses were recovered for any of the Funds during the year ended December 31, 2011 under the terms of the expense limitation agreements.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, Absolute Asia, Hansberger and Harris are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”) (formerly Natixis Distributors, L.P.), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2011, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C

Dynamic Equity Fund	$271	$—	$86	$—	$258
International Fund	174,991	12,050	26,929	36,149	80,785
Natixis Oakmark Global Fund	66,742	—	10,705	—	32,114
Natixis Oakmark International Fund	83,485	—	24,327	—	72,980

|  36

Notes to Financial Statements (continued)

December 31, 2011

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. Funds that commenced operations prior to July 1, 2011 are subject to a new fund fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. Dynamic Equity Fund, Natixis Oakmark Global Fund and Natixis Oakmark International Fund were subject to the new fund fee during the period.

For the year ended December 31, 2011, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Dynamic Equity Fund	$17,091
International Fund	39,721
Natixis Oakmark Global Fund	84,253
Natixis Oakmark International Fund	84,734

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. NGAM Distribution pays the remainder of the fees.

For the year ended December 31, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Dynamic Equity Fund	$235
International Fund	23,939
Natixis Oakmark Global Fund	9,634
Natixis Oakmark International Fund	18,481

e.  Commissions.   Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2011 were as follows:

Fund	Commissions
Dynamic Equity Fund	$3,554
International Fund	30,510
Natixis Oakmark Global Fund	20,604
Natixis Oakmark International Fund	123,527

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in

37  |

Notes to Financial Statements (continued)

December 31, 2011

person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for the Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in aggregate, a retainer fee at the annual rate of $95,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payments by Affiliates.  For the year ended December 31, 2011, NGAM Advisors reimbursed Natixis Oakmark Global Fund $4,558 for losses incurred in connection with a trading error.

7.  Regulatory Settlements.  During the year ended December 31, 2011, International Fund received a payment of $66,557 from a Fair Fund established by the U.S. Securities and Exchange Commission to make distributions to funds harmed by certain market timing transactions between 1999 and 2003. The payment has been included in “Increase from Regulatory Settlements” on the Statements of Changes in Net Assets.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended December 31, 2011, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
International Fund	$3,353

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dynamic Equity Fund invests principally in issuers domiciled or principally operating in Asia. Social, political, and economic conditions in one Asian country could significantly affect the markets or economy of the entire region.

11.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of December 31, 2011, Natixis US owned shares equating to 93.63%, 69.23% and 33.92% of Dynamic Equity Fund’s, Natixis Oakmark Global Fund’s and Natixis Oakmark International Fund’s net assets, respectively.

|  38

Notes to Financial Statements (continued)

December 31, 2011

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2011		Period Ended December 31, 2010*
Dynamic Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	12,596	$148,406	10,145	$104,638
Issued in connection with the reinvestment of distributions	29	278	18	220
Redeemed	(3,286)	(36,402)	(7,772)	(76,792)

Net change	9,339	$112,282	2,391	$28,066

Class C
Issued from the sale of shares	—	$—	4,513	$48,792
Issued in connection with the reinvestment of distributions	—	—	8	95
Redeemed	(964)	(11,000)	(667)	(8,000)

Net change	(964)	$(11,000)	3,854	$40,887

Class Y
Issued from the sale of shares	27,880	$322,700	250,000	$2,500,002
Issued in connection with the reinvestment of distributions	1,361	13,294	2,463	29,850
Redeemed	(25,192)	(285,276)	—	—

Net change	4,049	$50,718	252,463	$2,529,852

Increase (decrease) from capital share transactions	12,424	$152,000	258,708	$2,598,805

*	From commencement of operations on February 26, 2010 through December 31, 2010.

	Year Ended December 31, 2011		Year Ended December 31, 2010
International Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	304,131	$4,959,426	432,998	$6,581,522
Issued in connection with the reinvestment of distributions	24,555	347,496	35,040	586,241
Redeemed	(991,486)	(15,609,641)	(1,133,188)	(17,649,699)

Net change	(662,800)	$(10,302,719)	(665,150)	$(10,481,936)

Class B
Issued from the sale of shares	11,505	$166,043	20,705	$281,485
Issued in connection with the reinvestment of distributions	257	4,031	1,404	20,429
Redeemed	(157,860)	(2,298,981)	(253,159)	(3,483,764)

Net change	(146,098)	$(2,128,907)	(231,050)	$(3,181,850)

Class C
Issued from the sale of shares	31,275	$460,343	118,347	$1,677,813
Issued in connection with the reinvestment of distributions	459	7,158	1,974	28,544
Redeemed	(275,961)	(3,872,645)	(249,135)	(3,444,802)

Net change	(244,227)	$(3,405,144)	(128,814)	$(1,738,445)

Class Y*
Issued from the sale of shares	7,379	$99,502	—	$—
Issued in connection with the reinvestment of distributions	44	606	—	—
Redeemed	—	—	—	—

Net change	7,423	$100,108	—	$—

Increase (decrease) from capital share transactions	(1,045,702)	$(15,736,662)	(1,025,014)	$(15,402,231)

*	From commencement of Class operations on November 14, 2011 through December 31, 2011.

39  |

Notes to Financial Statements (continued)

December 31, 2011

12.  Capital Shares (continued).

	Year Ended December 31, 2011		Period Ended December 31, 2010*

Natixis Oakmark Global Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,164,518	$31,789,618	500,295	$5,003,001
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,506,193)	(13,132,620)	—	—

Net change	1,658,325	$18,656,998	500,295	$5,003,001

Class C
Issued from the sale of shares	647,994	$6,577,760	36,864	$373,672
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(129,038)	(1,168,382)	—	—

Net change	518,956	$5,409,378	36,864	$373,672

Increase (decrease) from capital share transactions	2,177,281	$24,066,376	537,159	$5,376,673

*	From commencement of operations on December 15, 2010 through December 31, 2010.

	Year Ended December 31, 2011		Period Ended December 31, 2010*

Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,498,282	$44,273,506	539,938	$5,404,357
Issued in connection with the reinvestment of distributions	576	5,139	—	—
Redeemed	(1,137,836)	(9,656,480)	(1)	(6)

Net change	3,361,022	$34,622,165	539,937	$5,404,351

Class C
Issued from the sale of shares	1,635,154	$16,282,691	68,972	$698,013
Issued in connection with the reinvestment of distributions	23	240	—	—
Redeemed	(136,898)	(1,198,550)	—	—

Net change	1,498,279	$15,084,381	68,972	$698,013

Increase (decrease) from capital share transactions	4,859,301	$49,706,546	608,909	$6,102,364

*	From commencement of operations on December 15, 2010 through December 31, 2010.

13.  Subsequent Event.  Effective January 1, 2012, the name of the Funds’ adviser and administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P.

|  40

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Shareholders of Absolute Asia Dynamic Equity Fund, Hansberger International Fund, Natixis Oakmark Global Fund and Natixis Oakmark International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Absolute Asia Dynamic Equity Fund, Hansberger International Fund, Natixis Oakmark Global Fund and Natixis Oakmark International Fund each a series of Natixis Funds Trust I (collectively, the “Funds”), at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 23, 2012

41  |

2011 U.S. Tax Distribution Information to Shareholders (unaudited)

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2011 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Dynamic Equity	100.00%
International	100.00%
Natixis Oakmark International	100.00%

Foreign Tax Credit.  For the year ended December 31, 2011, the Funds intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Dynamic Equity	$4,521	$57,190
International	170,135	2,346,576
Natixis Oakmark International	88,444	1,121,666

|  42

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee from 1984 to 1993 and since 1995 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee from 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee since 1996 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

43  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 1982 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  44

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

45  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

47  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/10 – 12/31/10	1/1/11 – 12/31/11	1/1/10 – 12/31/10	1/1/11 – 12/31/11	1/1/10 – 12/31/10	1/1/11 – 12/31/11	1/1/10 – 12/31/10	1/1/11 – 12/31/11
Natixis Funds Trust I	$274,280	$298,280	$1,051	$2,888	$72,184	$67,600	$—	$—

1.	Audit-related fees consist of:

2010 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2011 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and review of Form N-1A filings.

2.	Tax fees consist of:

2010 – review of the Registrant’s tax returns, consulting services related to new Massachusetts filing requirements and new security types and quarterly review of asset diversification tests.

2011 – review of the Registrant’s tax returns, quarterly review of asset diversification tests.

Aggregate fees billed to the Registrant for non-audit services during 2010 and 2011 were $73,235 and $70,548, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to NGAM Advisors, L.P. and entities controlling, controlled by or under common control with NGAM Advisors, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/10 – 12/31/10	1/1/11 – 12/31/11	1/1/10 – 12/31/10	1/1/11 – 12/31/11	1/1/10 - 12/31/10	1/1/11 – 12/31/11
Control Affiliates	$12,000	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to NGAM Advisors, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/10 – 12/31/10	1/1/11 – 12/31/11
Control Affiliates	$331,690	$291,189

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2012